As filed with the Securities and Exchange Commission on February 14, 2000
                                                       Registration No. 33-41245
                                                                        811-6337
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    Form N-1A
                 REGISTRATION STATEMENT UNDER THE SECURITIES /X/
                                   ACT OF 1933
                         Pre-Effective Amendment No.        / /
                       Post-Effective Amendment No. 16      /X/
                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940            / /
                              Amendment No. 21              /X/
                        (Check appropriate box or boxes)

                        ---------------------------------

                              ACCESSOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                1420 Fifth Avenue
                                   Suite 3600
                            Seattle, Washington 98101
                                 (206) 224-7420
               (Address,  including zip code,  and telephone
               number,  including area code, of Principal
               Executive Offices)
                        ---------------------------------
                             J. ANTHONY WHATLEY III
                                1420 Fifth Avenue
                                   Suite 3600
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)

                        ---------------------------------
Copies of all communications, including all communications sent to the agent for service, should be sent to:
                                   PHILIP FINA
                             Kirkpatrick & Lockhart

                                 75 State Street
                                Boston, MA 02109


                        ---------------------------------
Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement. It is proposed that this filing will become effective (check appropriate box):

/__/ immediately upon filing pursuant to paragraph (b) /__/ on ___________ pursuant to paragraph (b)
/__/ 60 days after filing pursuant to paragraph (a)(1)
/__/ on (date)  pursuant to paragraph  (a)(1)
/_X/ 75 days after filing pursuant to paragraph (a)(2) /__/ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        /__/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 [Graphic]                             High Yield Bond Fund

ACCESSOR(R)FUNDS, INC. Prospectus                                April 29, 2000


                              Advisor Class Shares
                             Investor Class Shares


























The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

[LOGO]

                                     THE ACCESSOR FUNDS

[graphic] A family of nine mutual funds, each with two classes of shares. This prospectus describes the High Yield Bond Fund.

[graphic] A  variety  of  fixed  income  and  equity  mutual  funds.   For
          information about the other Accessor Funds, please request the current Accessor Funds Prospectuses.

[graphic] Designed to help investors realize the benefits of asset allocation and diversification.

[graphic] Managed and  administered  by  Accessor  Capital  Management  LP
          ("Accessor Capital").

[graphic] Sub-advised by Money Managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund which is advised directly by Accessor Capital).



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DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities from a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                                 [Graphic]

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

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                                TABLE OF CONTENTS

THE FUND

         Fund Summary.......................................
         Performance........................................
         Fund Expenses......................................
         Fund Objective and Strategy........................
         Fund Principal Securities and Risks................
         Management, Organization and Capital Structure.....

SHAREHOLDER INFORMATION

         Purchasing Fund Shares.............................
         Exchanging Fund Shares.............................
         Redeeming Fund Shares..............................
         Dividends and Distributions........................
         Valuation of Securities............................
         Taxation...........................................
         Distribution and Service Plan and
           Administrative Services Plan ....................
APPENDIX A

         Lehman Brothers U.S. Corporate High Yield Index....

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GRAPHIC                        HIGH YIELD BOND FUND
                                     Summary
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INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The High Yield Bond Fund seeks high current income by investing primarily in lower-rated, high-yield corporate debt securities.

The Fund invests primarily in lower-rated, high-yield corporate debt securities commonly referred to as "junk bonds". Under normal conditions, at least 65% of the Fund's total assets will be invested in debt securities rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Corporation, or securities judged to be of equivalent quality by the Money Manager. The Fund will normally maintain an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index.

Financial Management Advisors, Inc. ("FMA"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis the Money Manager looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive in the opinion of the Money Manager because they offer better assurance of debt repayment.
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PRINCIPAL INVESTMENT RISKS Interest Rate Risk. Increases in interest rates can cause the price of a debt security to decrease. Debt security prices overall, including prices of those held by the Fund, may decline over short or even long periods due to rising interest rates. Debt securities with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Lower quality debt securities can be more sensitive to these factors. Lower quality debt securities can be difficult to resell and issuers may fail to pay principal and interest when due causing the Fund to incur losses and reducing the Fund's return.

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An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
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                                   PERFORMANCE
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As of the date of this prospectus, the Fund has no operating history. Performance information will be available for the Fund after it has operated for a calendar year.

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                                 FUND EXPENSES
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The following tables describe the estimated fees and expenses that you may pay if you buy and hold either Advisor Class Shares or Investor Class Shares of the Fund.

                                                                  Advisor Class Shares     Investor Class Shares
                                                                  --------------------     ---------------------
Shareholder Fees(1)(2)
(fees paid directly from your investment)
Maximum  Sales  Charge  imposed  on  Purchases  (as a percent of          None                  None
offering price)
Maximum Sales Charge imposed on Reinvested Dividends                      None                  None
Maximum Deferred Sales Charge                                             None                  None
Redemption Fee (3)                                                        None                  None

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Annual Fund Operating Expenses
   (expenses that are  deducted from Fund assets)
Management Fee (4)                                                       0.51%                 0.51%
Distribution and  Service Fee(5)                                         0.00%                 0.25%
Other Expenses                                                           0.45%                 0.45%
         Administrative Services Fee(5)                                  0.00%                 0.25%
                                                                         ----                  ----
Total Annual Fund Operating Expenses                                     0.96%                 1.46%

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(1) Shares of the Fund are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2) An annual maintenance fee of $25.00 may be charged on December 31 of each year by Accessor Capital, as the transfer agent ("Transfer Agent") to each IRA with an aggregate balance of less than $10,000.
(3) The Transfer Agent may charge a processing fee of $10.00 for each check redemption request.
(4) The management fee consists of the management fee paid to Accessor Capital (0.36%) and the fees paid to the Money Manager (0.15% during the first five calendar quarters of operation and 0.07% plus a performance fee thereafter).
(5) The fee paid pursuant to the Rule 12b-1 Distribution and Service Plan may not exceed 0.25% of the annual net assets attributable to the Fund's Investor Class Shares.
(6) Pursuant to an Administrative Services Plan, Accessor Funds may pay financial intermediaries who have entered into arrangements with Accessor Funds up to 0.25% of the average daily net assets attributable to Investor Class Shares of the Fund.

Expense Example: The Example shows what an investor in the Advisor Class Shares and the Investor Class Shares of the Fund would pay over time based on estimated expenses. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Advisor Class Shares or Investor Class Shares for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                -----------------------------------------
                                       One Year          Three Years

Advisor Class Shares
Investor Class Shares

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                            OBJECTIVE AND STRATEGIES
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INVESTMENT OBJECTIVE The Fund seeks high current income by investing primarily in lower-rated, high-yield corporate debt securities.

INVESTMENT STRATEGY The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of lower-rated, high-yield corporate debt securities, commonly referred to as "junk bonds". Under normal conditions the Fund will invest at least 65% of its total assets in high-yield corporate debt securities rated lower than Baa by Moody's Investors Services, Inc. or lower than BBB by Standard & Poor's Corporation or unrated securities judged to be of equivalent quality by the Money Manager. The Fund will not invest in securities that, at the time of initial investment, are rated higher than Baa+ or lower than B3 by Moody's or higher than BBB+ or lower than CCC- by Standard & Poor's.

The Fund may also invest in bonds of foreign issuers, preferred stocks, convertible securities, and non-income producing high-yield bonds, such as zero coupon bonds that pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities.

The Fund will maintain an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index or another relevant index approved by the Board of Directors.

Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the Lehman Brothers U.S. Corporate High Yield Index. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments.

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                         PRINCIPAL SECURITIES AND RISKS
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Many factors affect the Fund's performance. A Fund's yield and share price changes daily based on changes in the financial markets and interest rates, and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition, industry and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

In response to market, economic, political or other conditions, the Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If the Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

The Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Fund and may result in increased taxable distributions to shareholders.

The  Fund's  investment   objective  stated  in  the  Investment  Objective  and
Strategies section is fundamental and may not be changed without shareholder approval.

PRINCIPAL SECURITY TYPES
------------------------

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate debt securities including convertible bonds, government securities, and mortgage and other asset-backed securities.

High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less credit worthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities are considered speculative by the major rating agencies and rated lower than Baa by Moody's or lower than BBB by S&P.

Equity Securities such as common stock and preferred stock, represent an equity or ownership interest in an issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with high-yield debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends.

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                         PRINCIPAL SECURITIES AND RISKS
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PRINCIPAL RISKS
---------------
[graphic]  Bond  Market  Volatility.   Individual  securities  are  expected  to
fluctuate in response to issuers, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole.

[graphic] Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Any of a Fund's holdings could have its credit downgraded or could default, which could adversely affect the Fund's performance.

[graphic] Interest Rate Changes. Interest rate risk is the risk that bond prices overall will decline over short or even long periods due to rising interest rates. Longer-term bonds tend to be more sensitive to interest rates than short-term bonds. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Prepayments on assets underlying mortgage or other asset backed securities held by the Fund can adversely affect those securities' yield and price.

[graphic] Prepayment Risk. Many types of debt securities, including high yield bonds, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

[graphic] Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments, causing the Fund to incur a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in the Fund's net asset value. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell the security. Lower quality debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

Because of its investment in junk bonds, the Fund is subject to substantial credit risk, which is the possibility that a bond issuer will fail to pay interest and principal in a timely manner. Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks of a particular high-yield bond. The Fund's Money Manager will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

[graphic] Lower-Rated Debt Securities. While debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds" they generally offer a higher level of current income than investment grade debt securities. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less credit worthy or highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. Because of their lower credit quality, high yield corporate debt securities must pay higher rates of interest to compensate investors for the substantial credit risk they assume.

[graphic] Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market and economic developments.

[graphic] Foreign Exposure. Foreign securities, such as debt securities of foreign issuers, can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make investing in foreign securities more volatile and less liquid than U.S. investments.

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
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Manager and Administrator Accessor Capital Management LP, 1420 Fifth Avenue, Suite #3600, Seattle, WA 98101.

The Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Fund, selects the Fund's Money Manager and monitors its performance J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Fund either directly or through interaction with the Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of the Fund. The Securities and Exchange Commission has issued an exemptive order that allows Accessor Funds to change the Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and the shareholders of the Fund are notified within 60 days of the change.

The Fund pays Accessor Capital an annual management fee for providing management and administration services equal to 0.36% of the Fund's average daily net assets. The Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services. For providing these services, Accessor Capital receives (i) a fee equal to 0.13% of the average daily net assets of the Fund and (ii) a transaction fee of $.50 per transaction.

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
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Money Manager     Financial Management Advisors, Inc., 1900 Avenue of the Stars,
                  Suite 900, Los Angeles, CA  90067

FMA uses a team approach. Kenneth D. Malamed and Steven S. Michaels are primarily responsible for the day-to-day management of the Fund. Mr. Malamed, President and Chief Investment Officer, founded FMA in 1985. In 1992, the assets, operations and client base of FMA were acquired by Wertheim Schroder Investment Services, Inc. (later renamed Schroder Wertheim Investment Services, Inc.), where he served as Managing Director, Director of Fixed-Income and Chairman of the Credit Committee. In November 1995, Mr. Malamed terminated his association with Schroder Wertheim. In December of 1995 he re-established FMA and continued on with a portion of the investment advisory business. Mr. Michaels, Senior Vice President and Managing Director of High Yield Fixed Income, joined FMA in 1991. He was Senior High Yield Credit Analyst at Schroder Wertheim Investment Services, Inc. from 1992 to 1995. He continued on with Mr. Malamed in January 1996 at the re-established FMA.

MONEY MANAGER FEE

For the first five complete calendar quarters of management, FMA will earn a management fee equal to an annual rate of 0.15% that consists of a basic fee equal to an annual rate of 0.07% and a portfolio management fee equal to an annual rate of 0.08%. The management fee is calculated and paid quarterly.

Beginning with the sixth complete calendar quarter of management, FMA will earn the basic fee described above and a performance fee, calculated and paid quarterly. The performance fee for any quarter depends on the percentage amount by which the Fund's performance exceeds or trails that of its benchmark index, the Lehman Brothers U.S. Corporate High Yield Index, during the applicable measurement period based on the following schedule:


                        Average Annual Performance                                   Total
                        Differential vs. Benchmark          Annual                   Annual
          Basic Fee     Index                               Performance Fee          Fee
          ---------     -----                               ---------------          ---
          0.07%         <=-1.00%                            0.00%                    0.07%
                        >-1.00% and <=-0.50%                0.04%                    0.11%
                        >-0.50% and <= 0.50%                0.08%                    0.15%
                        >0.50% and <=1.00%                  0.12%                    0.19%
                        >1.00% and <= 1.50%                 0.16%                    0.23%
                        >1.50% and <= 2.00%                 0.20%                    0.27%
                        >2.00%                              0.22%                    0.29%

The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, FMA will receive a performance fee if the Fund's performance either exceeds the Lehman Brothers U.S. Corporate High Yield Index, or trails the Lehman Brothers U.S. Corporate High Yield Index by no more than 1.00%. Under certain circumstances, FMA may receive a performance fee even if the Fund's total return is negative.

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                             PURCHASING FUND SHARES
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WHERE TO PURCHASE
-----------------

[graphic] Direct. Investors may purchase Advisor Class shares or Investor Class shares directly from Accessor Funds for no sales charge or commission.

[graphic] Financial Intermediaries. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets, who may receive a payment from Accessor Funds for distribution, shareholder services and/or administrative services.

In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated NAV. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the shares, such as investment minimums, redemption fees and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

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[HELP BOX: Shares may not be purchased on days when the NYSE is closed for trading: New Year's Day, Martin Luther King, Jr., Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.]
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HOW TO PURCHASE
---------------
Purchase orders are accepted on each business day that the New York Stock Exchange ("NYSE") is open and must be received in proper form prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made any of the following ways:

[graphic] By Check. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to

                  Accessor Funds, Inc.
                  P. 0. Box 1748
                  Seattle, WA 98111-1748

[graphic] By Federal Funds Wire. Wire instructions are described on the account application.

[graphic] By Telephone. Shareholders with aggregate account balances of at least $1 million may purchase shares by telephone at 1-800-759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

[graphic] By Purchases In Kind. Under some circumstances, the Fund may accept securities as payment for shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities".) Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

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                             PURCHASING FUND SHARES
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IRAS/ROTH IRAS
--------------
Investors may purchase shares through an Individual or Roth Retirement Custodial Account Plan. An IRA or Roth IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA or Roth IRA Plan may be obtained from Accessor Capital at
(800) 759-3504.

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                              Investment Minimums
-------------------------------------------------------------------------------
Regular Accounts                         Retirement Accounts
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Initial Investment                       Initial Investment
One Fund only:    $5,000                 Traditional IRA/  $2,000 aggregated
Multiple Funds:   $10,000 aggregated     Roth IRA:            among the Funds
                    among the Funds
Additional Investment(s)

One Fund only:    $1,000                 Additional Investment(s)
Multiple Funds:   $2,000 aggregated      Traditional IRA/  $2,000 aggregated
                    among the Funds      Roth IRA:            among the Funds

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ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS
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SHARE PRICING
-------------

Investors purchase Shares of a Fund at its net asset value per share ("NAV"). The NAV is calculated by adding the value of Fund assets attributable to Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Shares. The NAV for the equity funds' is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds.

MARKET TIMING
-------------

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Moreover, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Accessor Capital may consider an investor's trading history in the Fund or other Funds of Accessor Funds, and accounts under common ownership or control.

FOR MORE INFORMATION
--------------------

     For additional information about purchasing shares of the Accessor Funds, please contact us at (800) 759-3504.

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                             EXCHANGING FUND SHARES
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As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of the Fund may be exchanged for shares of any other Accessor Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Accessor Fund. The request must be received in proper form by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Shares will be exchanged at the next NAV calculated after Accessor Capital receives the exchange request in proper form. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Accessor Fund into which they are considering exchanging.

EXCHANGES THROUGH ACCESSOR FUNDS.
---------------------------------

     Accessor Funds does not currently charge fees on exchanges. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

[GRAPHIC] By Mail. Share exchange instructions may be mailed to
                  Accessor Funds, Inc.
                  P. O. Box 1748
                  Seattle, WA 98111-1748.

[GRAPHIC] By Fax. Instructions may be faxed to Accessor Funds at (206) 224-4274.

AN EXCHANGE OF SHARES FROM A FUND INVOLVES A REDEMPTION OF THOSE SHARES AND WILL BE TREATED AS A SALE FOR TAX PURPOSES.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

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                              REDEEMING FUND SHARES
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Investors may request to redeem shares on any day that the NYSE is open for business. The request must be received in proper form by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Shares will be redeemed at the next NAV calculated after Accessor Capital receives the redemption request in proper form. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

[GRAPHIC] By Mail. Redemption requests may be mailed to

                   Accessor Funds, Inc.
                   P. 0. Box 1748
                   Seattle, WA 98111-1748.

[GRAPHIC] By Fax. Redemption requests may be faxed to Accessor Capital at (206) 224-4274.

[GRAPHIC] By Telephone. Shareholders with aggregate account balances of at least $1 million may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

Shareholders may request that payment be made by check to the shareholder of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check.

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Help Box Redemption requests for shares that were purchased by check will be honored at the next NAV calculated after receipt of the redemption request. However, redemption proceeds will not be transmitted until the check used for the investment has cleared.
--------------------------------------------------------------------------------

Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you will bear the associated inconveniences, and you may incur brokerage commissions if you elect to sell the securities.

[GRAPHIC] SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

[GRAPHIC] LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

     In the event of an emergency as determined by Accessor Funds, it may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

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                          DIVIDENDS AND DISTRIBUTIONS
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[GRAPHIC] Dividends. Each Fund intends to annually distribute as dividends to its shareholders substantially all of its net investment income. The Board of Directors presently intends to declare dividends for the Fund generally on the last business day of each month, to be payable on the first business day of the following month, except in December, when for operational convenience the dividend is declared on the second or third to last business day of the year and paid the following day. Dividend declarations are posted on our web site, at www.accessor.com.

[GRAPHIC] Other Distributions. The Board of Directors intends to distribute to each Fund's shareholders substantially all of its net realized long- and short-term capital gains and net realized gains from foreign currency transactions (if any) annually, generally in mid-December. A Fund may need to make additional distributions at year-end to avoid federal income or excise taxes.

[GRAPHIC] Automatic Reinvestment of Dividends and other Distributions. All dividends and other distributions on shares of a Fund will be automatically reinvested in additional shares of that Fund unless a shareholder elects to receive them in cash. Shareholders may alternatively choose to invest dividends or other distributions in shares of any other Fund.

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VALUATION OF SECURITIES
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The Funds generally value their securities using market quotations. However, short-term debt securities maturing in less than 60 days are valued using amortized cost, and securities for which market quotations are not readily available are valued at fair value. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of the Fund changes on days when shareholders are not able to buy or sell shares. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Director's believes accurately reflects fair value.

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TAXATION
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The Fund expects to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. Funds may be required to withhold and remit to the U.S. Treasury 31% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Shareholders should consult a tax adviser for further information regarding the federal, state, and local tax consequences of an investment in shares.

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THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION.
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         DISTRIBUTION AND SERVICE PLAN AND ADMINISTRATIVE SERVICES PLAN
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Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Fund to pay financial intermediaries for sales and distribution-related activities and for providing non-distribution related shareholder services. The fee under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually of the Investor Class assets.

Accessor Funds has also adopted an Administrative Services Plan which allows the Investor Class Shares of the Fund to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fees will not exceed 0.25% annually of the Investor Class assets.

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                                   APPENDIX A
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The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

Lehman Brothers /1/
U.S. Corporate High Yield Index

     The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody's Investor Service ("Moody's"). If no Moody's rating is available, bonds must be rated BB+ or lower by Standard & Poor's ("S&P"); and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. All bonds included in the High Yield Index must be dollar-denominated and nonconvertable and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) or issuers in non-emerging countries are included as well as issue zeroes and step-up coupon structures.


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1 The Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers.

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[Back Cover]

Statement of Additional Information - High Yield Bond Fund. The High Yield Bond Fund SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

Contact Accessor Capital at 1-800-759-3504 for shareholder inquiries or to receive a free copy of the Fund's SAI or visit Accessor Capital's web site at www.accessor.com.

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Shareholder Reports and other information are available from your financial intermediary or from

         Accessor Capital Management LP
         1420 Fifth Street, #3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420

         web site:  www.accessor.com

         Securities and Exchange Commission
         Washington, DC  20549-6009
         800-SEC-0330 (Public Reference Section)

         web site:  www.sec.gov

         You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C.

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Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

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                            ACCESSOR(R) FUNDS, INC.
                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101
                          (206) 224-7420/(800) 759-3504
                                www.accessor.com

                              High Yield Bond Fund
                       Statement of Additional Information
                              Dated April 29, 2000

ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, no-load, open-end management investment company, known as a mutual fund. Accessor Funds currently consists of nine diversified investment portfolios (collectively, the "Funds"), each with its own investment objective and policies. This Statement of Additional Information refers to the High Yield Bond Fund. The High Yield Bond Fund seeks high current income by investing primarily in lower-rated, high-yield corporate debt securities. The Fund offers two classes of shares, the Advisor Class Shares and the Investor Class Shares, which are offered through one prospectus dated April 29, 2000. A copy of the Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above. This High Yield Bond Fund Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectus.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                Table of Contents


GENERAL INFORMATION AND HISTORY..............................................


INVESTMENT RESTRICTIONS, POLICIES AND RISK...................................


MANAGEMENT OF THE FUND.......................................................


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................


INVESTMENT ADVISORY AND OTHER SERVICES.......................................


VALUATION....................................................................


PORTFOLIO TRANSACTION POLICIES...............................................


PERFORMANCE INFORMATION......................................................


CODE OF ETHICS...............................................................


TAX INFORMATION..............................................................


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................


APPENDIX A - RATINGS OF FINANCIAL INSTRUMENTS

APPENDIX B - CALCULATION OF PERFORMANCE FEES

                         GENERAL INFORMATION AND HISTORY

     Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue nine billion shares of common stock, $.001 par value per share, and is currently divided into nine Funds. The Fund offers two classes of shares, the Advisor Class Shares and the Investor Class Shares. The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

     Accessor Capital Management L.P. ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of Accessor Funds, pursuant to a Management Agreement with Accessor Funds. Accessor Capital is also Accessor Funds' transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.

                   INVESTMENT RESTRICTIONS, POLICIES AND RISK

     The Fund's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), a majority of the outstanding voting securities of the Fund means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Other policies may be changed without the approval of shareholders. This section of the Statement of Additional Information describes the Fund's investment restrictions, and other policies and restrictions.

INVESTMENT RESTRICTIONS

     Fundamental Investment Restrictions

     The Fund is subject to the following "fundamental" investment restrictions. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

     1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets would be invested in one or more issuers having their principal business activities in the same industry.

     2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 5% of the value of its total assets from banks for temporary, extraordinary or emergency purposes and may pledge up to 10% of the value of its total assets to secure such borrowings. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, and collateral arrangements with respect to initial or variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures is deemed to be the issuance of a senior security).

     3. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts, stock index futures contracts and related options, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships.

     4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal and state securities laws.

     5. Invest in interests in oil, gas or other mineral exploration or development programs.

     6. Make loans, except through repurchase agreements (repurchase agreements with a maturity of longer than seven days together with other illiquid securities being limited to 15% of the net assets of the Fund) and except through the lending of its portfolio securities as described below under "Investment Policies--Lending of Fund Securities."

     7. Make investments for the purpose of exercising control of management.

     8. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

     9. Effect short sales (other than short sales against-the-box) or purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

     10. Invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

     11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or as part of a merger, consolidation or other acquisition.

     12. Purchase warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to this limitation.

     Non-Fundamental Investment Restrictions

     The following are the Fund's non-fundamental investment restrictions. These restrictions may be modified or eliminated without shareholder approval.

     1. Subject to the limitation on investing not more than 15% of the Fund's net assets in illiquid securities, no Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

     2. The Fund's entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets.

     3. The Fund may invest up to 5% of its net assets in publicly traded real estate investment trusts ("REITs").

     4. Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject short sales against-the-box.

     5. The Fund may invest up to 5% of its net assets in rights and warrants of issuers that meet its investment objective and policies. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

     6. The Fund may invest up to 15% of its net assets in illiquid securities.

     7. The Fund may invest up to 5% of its net assets in inverse floaters.

     8.  The  Fund  will  not  invest   more  than  5%  of  its  net  assets  in
privately-issued STRIPS.

     9. The Fund will not enter into any commodity futures contract or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

     10. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

11. The Fund is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests). Under normal circumstances, no more than 20% of the Fund's net assets will be comprised of cash or cash equivalents, as discussed below. The Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable. The Fund also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with its investment objective to minimize the impact of cash balances. This will enable the Fund to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities. The Fund may invest up to 20% of its net assets in:

          (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

          (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

          "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

          In selecting commercial paper and other corporate obligations for investment by the Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another corporate obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable, will promptly reassess whether that security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

12. The Fund will not invest in fixed-income securities, including convertible securities, rated higher than BBB or lower than CCC- by Standard & Poor's Corporation ("S&P") or higher than Baa or lower than B3 by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by Accessor Capital or the Money Manager to be of an equivalent credit quality than those designations. The Fund will sell securities that do not meet these credit guidelines it has purchased in a prudent and orderly fashion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Asset-Backed Securities. The Fund may invest in asset-backed securities offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure.

     Duration. Duration is used by the Money Manager of the Fund in security selection. Duration, which is one of the fundamental tools used by the money manager in security selection, is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or security's price would be expected to change by approximately one percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

     The Fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, the Fund's net asset value ("NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

     Foreign Securities. The Fund may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

     In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

     If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Fund is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     Forward Commitments. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Futures Contracts. The Fund is permitted to enter into financial futures contracts and related options thereon ("futures contracts") in accordance with its investment objective. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract which cancels the original contract to make or take delivery. Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded.

     Upon entering into a futures contract, the Fund is required to deposit in a segregated account with Accessor Funds' Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. Subsequent daily payments are made between the Fund and futures broker to maintain the initial margin at the specified percentage. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

     A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when the Fund holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

     A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Fund holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

     A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or call for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract which cancels the original contract to make or take delivery.

     It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, the Fund may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating to invest the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Fund may purchase a long position in a stock index futures contract.

     The Fund may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

     Financial futures contracts may be used by the Fund as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, fixed-income securities held in the Fund's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

     The Fund may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

     There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing the Fund to be unable to close out the futures contract and thereby affecting the Fund's hedging strategy.

     Illiquid Securities. Illiquid securities are securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable, repurchase agreements having a maturity of longer than seven days, certain interest only ("IO")/principal only ("PO") strips, and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Securities Lending. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be credit worthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Limitations on Futures and Options Transactions. Accessor Funds on behalf of the Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:

     (a) The Fund will use commodity futures contracts and options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Fund may hold long positions in commodity futures contracts or options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of the Fund management strategy and are incidental to the Fund's activities in the underlying cash market, and the underlying commodity value of the positions at all times will not exceed the sum of (i) cash or U.S. dollar-denominated high quality short-term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and (iii) accrued profits on the positions held by a futures commission merchant; and

     (b) The Fund will not enter into any commodity futures contract or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

     Lower-Rated Debt Securities. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Fund that invest in these debts securities.

     The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

     Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by the Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of the Fund's assets.

     In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

     Options. The Fund's may purchase put and call options and write (sell) "covered" put and "covered" call options. The Fund may purchase and write options on U.S. Government securities. The Fund may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Fund will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

     A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Fund owns the optioned securities or the Fund maintains in a segregated account with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with a value sufficient to meet its obligations under the call option, measured on a daily basis, or if the Fund owns an offsetting call option. When the Fund writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

     The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if the Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

     The Fund may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

     Listed  options  are  third-party  contracts  (i.e.,   performance  of  the
obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Fund must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

     The Fund will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Fund will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

     If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearing house, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearing house assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     Risks of Transactions in Options. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intend to purchase and sell only those options which are cleared by clearing houses whose facilities are considered to be adequate to handle the volume of options transactions.

     Privately-Issued STRIP Securities. The Fund may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities.

     Repurchase Agreements. A repurchase agreement is an agreement under which the Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Fund' custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risk Considerations - Illiquid Securities."

     Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby the Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Fund may also enter into dollar rolls in which the Fund sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forego principal and interest paid on the securities. The Fund are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     At the time the Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

     Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

     Rights and Warrants. Warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions."

     Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such Funds' securities and, consequently, the Fund might be unable to dispose of such securities promptly or at favorable prices.

     Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Short Sales Against-the-Box. Short sales against-the-box are short sales of securities that the Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). The Fund may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

     Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

     Temporary Defensive Policies. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Fund may adopt a temporary defensive strategy. During these conditions, the Fund may invest in short-term or money market instruments.

     Corporate Obligations. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

     U.S. Government Securities. U.S. Government obligations times invest include: (1) a variety of United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, i.e., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and FNMA). In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Fund may purchase U.S. Government obligations on a forward commitment basis.

     Zero-Coupon Securities. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                             MANAGEMENT OF THE FUNDS

         The Board of Directors is responsible for overseeing generally the operation of Accessor Funds. The officers are responsible for the day-to-day management and administration of Accessor Funds' operations.

      Name and                                  Position with                 Principal Occupations
      Address                            Age    Accessor Funds                During Past Five Years
*     J. Anthony Whatley, III**          57     Director, President and       Executive  Director,  Accessor  Capital
      1420 Fifth Avenue                         Principal Executive Officer   Management   L.P.   since  April  1991;
      Seattle, WA                                                             President,  Accessor Capital Management
                                                                              Associates,   Inc.  since  April  1991;
                                                                              President,   Northwest  Advisors,  Inc.
                                                                              since 1990.

      George G. Cobean, III              62     Director                      Partner,     Martinson,     Cobean    &
      1607 South 341st Place                                                  Associates,   P.S.   (certified  public
      Federal Way, WA                                                         accountants) since 1973.

      Geoffrey C. Cross                  60     Director                      President,   Geoffrey  C.  Cross  P.S.,
      252 Broadway                                                            Inc.,  (general  practice of law) since
      Tacoma, WA                                                              1970.

      Ravindra A. Deo                    37     Vice President,               Director and Vice President,  Northwest
      1420 Fifth Avenue                         Treasurer and                 Advisors,  Inc.  since July 1993;  Vice
      Seattle, WA                               Principal Financial           President    and    Chief    Investment
                                                and Accounting Officer        Officer,  Accessor  Capital  Management
                                                                              L.P. since January 1992.

      Linda V. Whatley**                 42     Vice President and            Director,  Secretary  and  Treasurer of
      1420 Fifth Avenue                         Assistant Secretary           Northwest  Advisors,  Inc.  since  July
      Seattle, WA                                                             1993; Vice President,  Accessor Capital
                                                                              Management   L.P.   since  April  1991;
                                                                              Secretary    since   April   1991   and
                                                                              Director and Treasurer  since June 1992
                                                                              of   Bennington    Capital   Management
                                                                              Associates, Inc.

      Robert J. Harper                   56     Vice President                Director and Vice President,  Northwest
      1420 Fifth Avenue                                                       Advisers,  Inc.  since  November  1995;
      Seattle, WA                                                             Director  of Sales and Client  Service,
                                                                              Accessor Capital  Management L.P. since
                                                                              October 1993.

      Christine J. Stansbery             48     Secretary                     Secretary,   Northwest  Advisers,  Inc.
      1420 Fifth Avenue                                                       since   May,   1999;   Assistant   Vice
      Seattle, WA                                                             President-Compliance    since   January
                                                                              1997, Regulatory Manager from March 1996
                                                                              to December 1996,  Legal  Assistant from
                                                                              March  1993 to  March  1996 at  Accessor
                                                                              Capital Management LP

---------
* "Interested Person" by virtue of his employment by and/or indirect interest in Accessor Capital.

**    J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

         The following table shows the compensation paid by Accessor Funds to the Directors during the fiscal year ended December 31, 1999:

                               COMPENSATION TABLE

                                                          Pension or Retirement        Estimated     Total Compensation
                                       Aggregate         Benefits Accrued as part       Annual        from Company Paid
                                     Compensation          of Company Expenses       Benefits upon    to Board Members
           Director               from Accessor Funds                                 Retirement
J. Anthony Whatley III                   None                      None                  None               None
George G. Cobean III                                               None                  None
Geoffrey C. Cross                                                  None                  None

     Directors who are not "interested persons" of Accessor Funds are paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of _______, 2000, Accessor Capital owned all of the outstanding shares of each class.

                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

     The Fund's day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:

  Manager, Administrator, Transfer Agent, Accessor Capital Management LP Registrar and Dividend Disbursing Agent

  Custodian and Fund Accounting Agent      Fifth Third Bank

  Money Manager                            Financial Management Advisors, Inc.

     Manager, Administrator, Transfer Agent, Registrar and Dividend Disbursing Agent. Accessor Capital is the manager and administrator of Accessor Funds, pursuant to a Management Agreement with Accessor Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties such as the Money Manager and Fifth Third Bank that serves as the Custodian and Fund Accounting Agent. Accessor Capital also develops the investment programs for the Fund, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Fund and assets invested in the Fund' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

     Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

     A Management Agreement providing for payment to Accessor Capital by Accessor Funds of a management fee was approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on June 17, 1992 and amended on February 15, 2000, to include the Fund. The Management Agreement was approved by the sole shareholder of the Fund on _______, 2000.

     The general partners of Accessor Capital are Northwest Advisors, Inc., Accessor Capital Management Associates, Inc. and Accessor Capital Management Investment Corp., all of which are Washington corporations. The sole limited partner of Accessor Capital Management L.P. is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. The managing general partner of Accessor Capital Management, L.P. is Accessor Capital Management Associates, Inc., which is controlled by J. Anthony Whatley, III. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

     Accessor Capital's Fees. The Fund pays Accessor Capital a fee equal at an annual rate equivalent to 0.36% of the Fund's average daily net assets pursuant to a Management Agreement between Accessor Capital and Accessor Funds.

     Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency Agreement between Accessor Capital and Accessor Funds. Sub-transfer agent and compliance services previously provided by Accessor Capital under the Sub-Administration Agreement are provided to the Fund under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.13% of the average daily net assets of the Fund of Accessor Funds, and (ii) a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.


     Custodian and Fund Accounting Agent. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Fund' assets since October, 1996, and through an agreement between Fifth Third and Accessor Funds may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of the Fund and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third is paid by the Fund an annual fee and also is reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third acts as Custodian for investors of the Fund with respect to the individual retirement accounts ("IRA Accounts"). Fifth Third also provides basic recordkeeping required by each of the Fund for regulatory and financial reporting purposes. Fifth Third is paid by the Fund an annual fee plus specified transactions costs per Fund for these services, and is reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.

     Independent Auditors. ____________________________, Two World Financial Center, New York, New York, 10281, serves as the Fund's independent auditor and in that capacity audits the Fund' annual financial statements.

     Fund Counsel. Kirkpatrick & Lockhart LLP, 75 State Street, Boston, Massachusetts 02109.

     A Money Manager Agreement among Accessor Capital, Accessor Funds on behalf of the Fund and FMA, effective May 1, 2000, was approved by the Board of Directors at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on February 4, 2000. The Money Manager has no affiliation with or relationship to Accessor Funds or Accessor Capital other than as discretionary manager for the Fund's assets. The Money Manager Agreement following the initial two year period will be reviewed annually by the Board of Directors.

     The Money Manager of the Fund, Financial Management Advisers, Inc., is a California corporation, founded in 1985. FMA is a registered investment adviser with the Securities and Exchange Commission and has filed the appropriate Notice with the State of California. FMA is owned 94% by Kenneth and Sandra Malamed and 6% owned by employees of FMA. FMA's high yield fixed income investment strategy seeks as its primary objective high current yield by investing primarily in lower-ranked, high-yield corporate debt securities, commonly referred to as "junk bonds". Because FMA views high-yield bonds as "stocks with a coupon", FMA's high yield investment analysis combines input from both the equity and fixed income sections. FMA looks at fundamental research prepared by its team of fixed income and equity analysts, spreadsheets on company specifics prepared by FMA and information from other available sources. In addition, the Fund will be diversified across industries. FMA begins its investment process with a traditional top-down approach, using a team approach. On a monthly basis, FMA determines what it believes to be the main drivers of the economy, and consequently, which sectors o the economy should be weighted more heavily in the Fund. FMA then compares the sector allocations of the Fund to the Lehman Brothers U.S. Corporate High Yield Index to determine whether the Fund is consistent with FMA's investment policy and what sectors should be targeted for new research. In selecting individual issues, FMA emphasizes industry position, cash flow characteristics, asset protection, liquidity, management quality and covenants. FMA also considers the enterprise value compared with the total debt burden. Assets under management as of 12/31 approximately $1.6 billion

     Money Manager Fee. The fees paid to the Money Manager of the Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the Fund, Accessor Capital and the Money Manager. The fees are based on a percentage of the assets of the Fund and the performance of the Fund compared to a benchmark index after a specific number of complete calendar quarters of management by the Money Manager. The Fund seeks to invest so that its investment performance equals or exceeds the total return performance of a relevant index (the "Benchmark Index" set forth below. See Appendix A of the Prospectus for a description of the Benchmark Index.

     For the first five complete calendar quarters managed by a Money Manager of the Fund will pay its Money Manager on a monthly basis based on the average daily net assets of the Fund managed by such Money Manager, as set forth in its respective Money Manager Agreements.

     Commencing with the sixth calendar quarter of management by a Money Manager of an operating Fund, such Fund will pay its Money Manager based on a percentage of the assets of the Fund and the performance of the Fund compared to a benchmark index pursuant to the "Money Manager Fee Schedule From A Money
Manager's Sixth Calendar Quarter Forward." The Money Manager's Fee commencing with the sixth quarter consists of two components, the "Basic Fee" and "Performance Fee," with the exception of the Small to Mid Cap Fund, which does not pay a Basic Fee to the Money Manager.

                   MONEY MANAGER FEE SCHEDULE FROM A MANAGER'S
                  SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD



                                             Average Annualized                Annualized              Total
                                Basic        Performance Differential         Performance            Annualized
     Fund                        Fee         vs. The Applicable Index            Fee                   Fee
     ----                        ---         ------------------------            ---                   ---

     High Yield Bond            0.07%      >2.00%                               0.22%                 0.29%
                                           >1.50% and <= 2.00%                  0.20%                 0.27%
                                           >1.00% and <= 1.50%                  0.16%                 0.23%
                                           >0.50% and <=1.00%                   0.12%                 0.19%
                                           >-0.50% and <= 0.50%                 0.08%                 0.15%
                                           >-1.00% and <=-0.50%                 0.04%                 0.11%
                                           <=-1.00%                             0%                    0.07%


The fee based on annualized performance will be adjusted each quarter and paid monthly based on the annualized investment performance of the Money Manager relative to the annualized investment performance of the Lehman Brothers U.S. Corporate High Yield Index, its benchmark index, which may be changed only with the approval of the Board of Directors (shareholder approval is not required). During times Accessor Capital invests the assets of the Fund, it uses the same benchmark indices that the Money Manager would use. A description of the benchmark index is contained in Appendix A of the Prospectus. As long as the Fund's performance either exceeds the index, or trails the index by no more than 1.00%, a Performance Fee will be paid to the applicable Money Manager.

From the sixth to the 14th calendar quarter of investment operations, the Money Manager's performance differential versus the benchmark index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, the Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. The Money Manager's performance will be calculated by Accessor Capital in the same manner that the total return performance of the Fund's index is calculated, which is not the same method used for calculating the Fund's performance for advertising purposes as described under "Calculation of Fund Performance." See Appendix B to this Statement of Additional Information for a discussion of how performance fees are calculated.

     The "performance differential" is the percentage amount by which the Account's performance is greater than or less than that of the relevant index. For example, if an index has an average annual performance of 10%, the Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual performance fee of 0.22% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for the Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the Fund applies whenever a Money Manager's performance exceeds the index by 2.00% or more, the Money Manager for the Fund could receive a maximum Performance Fee even if the performance of the Account is negative.

     In April 1972, the SEC issued Release No. 7113 under the Investment Company Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a `rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the +/-10 percentage points per year range suggested by the Release.

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by Accessor Capital. Fund expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Fund' assets; (e) expenses of obtaining Fund activity reports and analyses for the Fund; (f) expenses of maintaining the Fund's tax records; (g) salaries and other compensation of any of Accessor Funds' executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Fund; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Fund, the preparation and mailings of prospectus and reports of the Fund to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Fund' shares for sale; (m) costs of printing stock certificates representing shares of the Fund; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by
Section 17(g) of the Investment Company Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution and service fees and administration fees as described below payable with respect to Investor Class Shares, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by Accessor Funds' Multi-Class Plan (as defined below) adopted pursuant to Rule 18f-3 under the Investment Company Act and subject to review and approval by the Directors. Class-specific expenses do not include advisory or custodial fees or other expenses related to the management of the Fund's assets. The Fund are also responsible for paying a management fee to Accessor Capital. Additionally, the Fund pay a Basic Fee and Fund Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and/or Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described below. Certain expenses attributable to particular Funds are charged to those Funds, and other expenses are allocated among the Fund affected based upon their relative net assets.

     Dividends from net investment income with respect to Investor Class Shares will be lower than those paid with respect to Advisor Class Shares, reflecting the payment of administrative and/or service and/or distribution fees by the Investor Class Shares.

MULTI-CLASS STRUCTURE

The Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the Investment Company Act), voted in person at the Board meeting on February 15, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act. The Directors determined that the Amended Multi-Class Plan is in the best interests of each class individually and Accessor Funds as a whole.

     Under the Amended Multi-Class Plan, shares of each class of the Fund represents an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     As described in the Amended Multi-Class Plan, Accessor Funds, on behalf of the Fund's Investor Class Shares, has adopted a Distribution and Service Plan and an Administrative Services Plan, each as described below. Pursuant to the appropriate plan, Accessor Funds may enter into arrangements with financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service Organizations") who may provide distribution services and shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares. Investor Class Shares are intended to be offered directly from Accessor Funds and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. Accessor Capital may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

     As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan or Administrative Services Plan for the Advisor Class Shares. Advisor Class Shares shall be offered by Accessor Funds at NAV with no distribution, shareholder or administrative service fees paid by the Advisor Class Shares of the Funds. Advisor Class Shares are offered directly from Accessor Funds and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Advisor Class Shares, pays no compensation to Service Organizations and receives none of the fees or transaction charges. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

     Distribution and Service Plan. Accessor Funds has adopted a Distribution and Service Plan (the "Distribution and Service Plan") under Rule 12b-1 ("Rule 12b-1") of the Investment Company Act with respect to the Investor Class Shares of the Fund. Under the terms of the Distribution and Service Plan, Accessor Funds is permitted, out of the assets attributable to the Investor Class Shares of the Fund (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services, including but not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares; (b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of Accessor Funds to prospective holders of Investor Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to Accessor Funds and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Accessor Funds may, from time to time, deem advisable (the "Distribution Services"). Pursuant to the Distribution and Service Plan, the Fund may also make payments to Service Organizations who provide non-distribution related services, including but not limited to: personal and/or account maintenance services. Such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares; and (v) providing such other similar services to Clients as Accessor Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

     Subject to the limitations of applicable law and regulations, including rules of NASD, the payments made directly to third parties for such distribution and service related costs or expenses, shall be up to but not exceed 0.25% of the average daily net assets of the Funds attributable to the Investor Class Shares. In the event the Distribution and Service Plan is terminated, the Investor Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

     Any Service Organization entering into an agreement with Accessor Funds under the Distribution and Service Plan may also enter into an Administrative Services Agreement with regard to its Investor Class Shares, which will not be subject to the terms of the Distribution and Service Plan.

     The Distribution and Service Plan may be terminated with respect to Accessor Funds by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of Accessor Funds. Any change in the Distribution and Service Plan that would materially increase the cost to the class of shares of Accessor Funds to which the Distribution Service Plan relates requires approval of the affected class of shareholders of Accessor Funds. The Distribution and Service Plan requires the Board to review and approve the Distribution and Service Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made. The Distribution and Service Plan may be terminated at any time upon a vote of the Qualified Directors.

Administrative Services Plan. Accessor Funds has adopted an Administrative Services Plan whereby Accessor Funds is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Fund (the "Agreements"), the form of which has been approved by the Board of Directors of Accessor Funds (the "Board") and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. The Fund will pay an administrative services fee under the Administrative Services Plan at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund (the "Administrative Services Fee") attributable to the Investor Class Shares. Provided, however, that no Fund shall directly or indirectly pay any distribution related amounts that will be allocated under Accessor Funds' Distribution and Service Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their customers who may from time to time beneficially own Investor Class Shares of Accessor Funds, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for such services; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as the Fund may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made

     The Directors believe that the Distribution and Service Plan and the Administrative Services Plan will provide benefits to Accessor Funds. The Directors believe that the multi-class structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Directors further believe that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

     The Distribution and Service Plan provides that it may not be amended to materially increase the costs which Investor Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Investor Class, and by vote of a majority of both (i) the Directors of Accessor Funds and (ii) those Directors who are not "interested persons" of Accessor Funds (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the plans and any related amendments.

     The Administrative Services Plan and Distribution and Service Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors defined above, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.

     The Distribution and Service Plan provides that expenses payable under the plan shall be accrued and paid monthly, subject to the limit that not more that 0.25% of the average daily net assets attributable to the Investor Class Shares may be used to pay distribution or service related expenses.

                                    VALUATION

     The NAV per share of each class is calculated on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2000 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

     Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.

     The Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

     Under certain circumstances, the NAV per share of the Investor Class Shares of the Fund may be lower than the per share NAV of the Advisor Class Shares as a result of the daily expense accruals of the administrative services and distribution fees applicable to the Investor Class Shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

                            FUND TRANSACTION POLICIES

     Generally, securities are purchased for the Fund (for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to the Money Manager.

     If the Fund changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

     Fund Turnover Rate. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

     Brokerage Allocations. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreement provides, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Fund. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, the Management Agreement and the Money Manager Agreement authorizes Accessor Capital and the Money Manager, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Fund. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or a Money Manager may select a broker or dealer that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital or the Money Manager will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Manager through brokerage commissions generated by transactions of the Fund, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital or the Money Manager in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Manager allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Manager and those that primarily benefit Accessor Funds.

     As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

     In  addition,  if  requested  by Accessor  Funds,  Accessor  Capital,  when exercising investment discretion, and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by the Fund, direct all or a portion of the Fund's transactions to brokers who pay a portion of that Fund's expenses.

     Accessor Capital does not expect the Fund ordinarily to effect a significant portion of the Fund' total brokerage business with brokers affiliated with Accessor Capital or the Money Manager. However, a Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Manager, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the Investment Company Act.

     Brokerage Commissions. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund. Certain services received by Accessor Capital or Money Manager attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or the Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Manager are not reduced by reason of their receipt of such brokerage and research services.

     Fixed-Income Funds generally do not pay brokerage commissions.

                         CALCULATION OF FUND PERFORMANCE

     Information about the Fund's performance is based on that Fund's record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Fund may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     The total return of the Fund may be included in advertisements or other written material. When the Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund. Any fees charged by Service Organizations directly to their customers in connection with investments in the Fund are not reflected in the Fund's total return and such fees, if charged, will reduce the actual return received by customers on their investment.

     The Fund may advertise their performance in terms of total return, which is computed by finding the compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Fund may also include in advertisements data comparing performance with the performance of published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc. or Morningstar, Inc.) or entities or organizations which track the performance of investment companies or investment advisers and publications that monitor the performance of mutual funds (such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known unmanaged indices of market performance or other appropriate indices of investment securities or with data developed by Accessor Funds or Accessor Capital derived from such indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Fund performance may also be compared, on a relative basis, to other Funds of Accessor Funds. This relative comparison, which may be based upon historical Fund performance, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other Accessor Funds, and that combined or blended performance may be compared to the same Benchmark Indices to which individual Funds are compared. In addition, Accessor Funds may from time to time compare the expense ratio of the Fund to that of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

     In reports or other communications to investors or in advertising, the Fund may discuss relevant economic and market conditions affecting Accessor Funds. In addition, Accessor Funds, Accessor Capital and the Money Manager may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings including analysis of holdings by sector, industry, country or geographic region, credit quality and other characteristics. Accessor Funds may also describe the general biography, work experience and/or investment philosophy or style of the Money Manager of the Accessor Funds and may include quotations attributable to the Money Manager describing approaches taken in managing each Accessor Funds' investments, research methodology underlying stock selection or each Accessor Funds'
investment objective. The Accessor Funds may also discuss measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                   CALCULATION OF FUND PERFORMANCE INFORMATION

     Yield and Total Return Quotations. The Fund computes its average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Fund, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV               = ending  redeemable value of a hypothetical
                                    $1,000  payment made at the beginning of the
                                    one,  five or ten year  period at the end of
                                    the  one,   five  or  ten  year  period  (or
                                    fractional portion thereof)

         The calculation assumes that all dividends and distributions of the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees.

         Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Fixed-Income Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[(a-b/cd+1)6-1]

Where:   a   =   dividends and interest earned during the period;
         b   =   expenses accrued for the period (net of reimbursements);
         c   =   average daily number of shares outstanding during the period that were entitled to receive dividends; and
         d   =   the maximum offering price per share on the last day of the period.

     Current distribution information for the Investor Class Shares of the Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the NAV per Investor Class share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what Investor Class Shares of the Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

                                 CODE OF ETHICS

     Accessor Funds, on behalf of the Fund, has adopted a Code of Ethics, which establishes standards by which certain covered persons of Accessor Funds must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds and Accessor Capital), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own.

                                 TAX INFORMATION

TAXATION OF THE FUND -- GENERAL

     The Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company under the Code ("RIC"). That treatment relieves the Fund, but not its shareholders, from paying federal income tax on any investment company taxable income (consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that are distributed to its shareholders.

     To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or in two or more issuers that the Fund controls and that are engaged in similar trades or businesses.

     If any Fund failed to qualify for  treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. The Fund intends to make sufficient distributions to avoid the Excise Tax.

TAXATION OF THE SHAREHOLDERS

     All dividends out of investment company taxable income will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional Fund shares. Distributions of net capital gain by the Fund will be taxable to its shareholders as long-term capital gains (i.e., as gain from assets held for more than one year at the time of disposition), regardless of the length of time the shareholders have held their Fund shares. The maximum tax rate on that gain for non-corporate taxpayers generally is 20%. A lower rate of 18% will apply after December 31, 2000, for assets that are held for more than five years and are acquired after that date (unless the taxpayer elects to treat an asset held on that date as having been sold for its fair market value on January 1, 2001). In the case of a non-corporate taxpayer whose ordinary income is taxed at a 15% rate, the 20% and 18% rates are reduced to 10% and 8%, respectively. A corporation's net capital gain is taxed at the same rate as its ordinary income.

     Any loss realized by a shareholder on a sale (redemption) or exchange of shares of the Fund will be disallowed to the extent the shareholder purchases other shares of that Fund, regardless of class, within 30 days before or after the disposition.

     A portion of the dividends from the Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

     Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of the Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.

HEDGING STRATEGIES

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     To the extent the Fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and (2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see below); (c) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (d) the transaction is described as a conversion transaction in future regulations.

     Certain futures, foreign currency contracts and non-equity options in which the Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of its taxable year, other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

     Under Code section 1092, offsetting positions in any actively traded security, option, futures or forward contract entered into or held by the Fund may constitute a "straddle." Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

     When a covered call option written (sold) by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

     If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

FOREIGN SECURITIES AND TRANSACTIONS

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

FOREIGN SHAREHOLDERS

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

STATE AND LOCAL TAXES

     Depending on the extent of the Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of the Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes as well. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Advisor Class Shares of the Fund may be purchased directly from the Fund with no sales charge or commission. Investors may also purchase Advisor Class Shares or Investor Class Shares of the Fund from intermediaries, such as a broker-dealer, bank or other financial institutions. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Fund. Shares of the Fund will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." All purchases must be made in U.S. dollars.

     Orders are accepted on each business day. If Accessor Capital receives a purchase order for shares of the U.S. Government Money Fund and investment monies are wired prior to 9:00 a.m. Pacific time, the shareholder will be entitled to receive that day's dividend. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the particular Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Fund. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and the Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary. The order will be priced at the NAV next computed after the order is received.

     The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Investor Class Shares are expected to be available through industry recognized service providers of fund supermarkets or similar programs ("Service Organizations") that require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares are purchased directly. Therefore, a client or customer should contract the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers.

     For non-distribution related administration, subaccounting, transfer agency and/or other services, the Fund may pay Service Organizations and certain record keeping organizations with whom it has entered into agreements pursuant to the Distribution and Service Plan and/or the Administrative Services Plan. The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

     Shares may be redeemed on any business day at the NAV next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion.

     The Fund may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will the Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for the Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to the Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for the Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

     Telephone Transactions. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of the Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

     For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.

Market Timing Policy. The Fund is intended to be long-term investment vehicle and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and to its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar month or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund' policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to a Systematic Withdrawal Plan described in the Fund' Prospectus.

     During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                                                                     APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS
Corporate Bond Ratings

Moody's Investors Service ("Moody's")

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of inter-est and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Standard & Poor's Corporation ("S&P")

BBB
An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

B
An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC
An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC
An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

Plus (+) or minus (-):
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R
An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D
An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.
An issuer designated N.R. is not rated.

Public Information Ratings
Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not be provided for ratings with a 'pi' subscript, nor are they subject to potential Credit Watch listings.

                                                                    APPENDIX B

                         CALCULATION OF PERFORMANCE FEES

     Accessor  Capital  and the Board of  Directors  have  carefully  considered
Release No. IC-7113, issued by the SEC in April 1972, which addresses the factors which must be considered by directors and investment advisers in connection with performance fees payable by investment companies. In particular, they have considered the statement that "[e]lementary fiduciary standards require that performance compensation be based only upon results obtained after [performance fee] contracts take effect." Accessor Capital and the Board of Directors believe that the Fund' performance fee arrangement is consistent with the position of the SEC articulated in Release No. IC-7113. No performance fees may be paid if the Board of Directors determines that to do so would be unfair to the Fund's shareholders.

     For purposes of calculating the performance differential versus the applicable index, the investment performance of the Fund (or Account) for any day expressed as a percentage of its net assets at the beginning of such day, is equal to the sum of: (i) the change in the net assets of the Fund (or Account) during such day and (ii) the value of the Fund's (or Account's) cash distributions accumulated to the end of such day. The return over any period is the compounded return for all days over the period, i.e., one plus the daily return multiplied together, minus one. The investment record of each index for any period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend. For purposes of determining the fee adjustment for investment performance, the net assets of the Fund (or Account) are averaged over the same period as the investment performance of the Fund (or Account) and the investment record of the applicable index are computed.

[FRONT COVER]
[GRAPHIC]                          Advisor Class Shares


ACCESSOR(R)FUNDS, INC. Prospectus                                April 29, 2000




                                  Equity Funds
                                   Growth Fund
                                   Value Fund
                              Small to Mid Cap Fund
                            International Equity Fund

                               Fixed-Income Funds
                         Intermediate Fixed-Income Fund
                      Short-Intermediate Fixed-Income Fund
                            Mortgage Securities Fund
                           U.S. Government Money Fund




















The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]

                               THE ACCESSOR FUNDS

o A family of nine mutual funds (each a "Fund"), each with two classes of shares (this prospectus includes eight of the nine mutual funds and does not include the High Yield Bond Fund.


o A variety of fixed income and equity mutual funds. This Prospectus describes the Advisor Class Shares of the Funds.

o Designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management  LP  ("Accessor
     Capital").

o Sub-advised by Money Managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund which is advised directly by Accessor Capital).

--------------------------------------------------------------------------------
DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities from a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                  [Graphic]

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

THE FUNDS

         Fund Summaries......................................................
         Performance.........................................................
         Equity Funds' Expenses..............................................
         Fixed-Income Funds' Expenses........................................
         Equity Funds' Objectives and Strategies.............................
         Equity Funds' Principal Securities and Risks........................
         Fixed-Income Funds' Objectives and Strategies.......................
         Fixed-Income Funds' Principal Securities and Risks..................
         Management, Organization and Capital Structure......................

SHAREHOLDER INFORMATION

         Purchasing Fund Shares..............................................
         Exchanging Fund Shares..............................................
         Redeeming Fund Shares...............................................
         Dividends and Distributions.........................................
         Valuation of Securities.............................................
         Taxation............................................................
         Financial Highlights................................................

APPENDIX A

         Description of Fund Indices.........................................

THIS PAGE LEFT INTENTIONALLY BLANK

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 Help Box: Accessor Funds domestic equity funds are designed so that investments in the S&P 500 Index are covered equally by investments in the Accessor Growth and Accessor Value Funds and the Accessor Small to Mid Cap Fund is
             designed to invest in stocks outside the S&P 500 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAPHIC                            GROWTH FUND
                                     Summary
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The Growth Fund seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").


The Fund invests primarily in stocks of companies chosen from the S&P 500 that Chicago Equity Partners ("Chicago Equity Partners"), the Fund's Money Manager, believes will outperform peer companies. While maintaining an overall risk level similar to that of the benchmark. The Money Manager attempts to exceed the performance of the S&P 500/BARRA Growth Index over a cycle of five years.

Chicago Equity Partners uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks with the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Growth stocks are often more sensitive to economic and market swings than other types of stocks because market prices tend to reflect future expectations.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
--------------------------------------------------------------------------------
GRAPHIC                            VALUE FUND
                                     Summary
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The Value Fund seeks generation of current income and capital growth by investing primarily in income- producing equity securities selected from the S&P 500.

The Fund's Money Manager, Martingale Asset Management ("Martingale"), analyzes fundamental information about companies such as their assets, earnings and growth to identify undervalued stocks. The Money Manager attempts to exceed the total return performance of the S&P 500/BARRA Value Index over a cycle of five years.

Martingale focuses primarily on stocks issued by:
[GRAPHIC]companies with low price to earnings and/or price to book ratios [GRAPHIC]companies with improving growth of earnings and/or growth of dividends
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Value stocks tend to be issued by larger, more established companies, and may underperform in periods of general market strength. Value stocks contained in the S&P 500 have generated less current income in recent years than they have in earlier periods.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

--------------------------------------------------------------------------------
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAPHIC                       SMALL TO MID CAP FUND
                                     Summary
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The Small to Mid Cap Fund seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.


The Fund invests at least 65% of its total assets in the stocks of small and medium capitalization companies that are expected to experience higher than average growth of earnings or stock price. The Fund will maintain an average market capitalization similar to the average market capitalization of the Wilshire 4500 Index, and will attempt to have a roughly similar distribution of stocks by market capitalization as the Wilshire 4500 Index.


Symphony Asset Management ("Symphony"), the Fund's Money Manager, uses a quantitative approach to analyze earnings forecasts, price movements and other factors to identify growth stocks with attractive fundamentals relative to price. The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

--------------------------------------------------------------------------------
GRAPHIC                      INTERNATIONAL EQUITY FUND
                                     Summary
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The International Equity Fund seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

The Fund will invest at least 65 % of its total assets in the stocks of companies domiciled in Europe and the Pacific Rim. The Fund normally intends to maintain investments in at least three different countries outside the United States.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), the Fund's Money Manager, uses quantitative and fundamental analysis to seek companies that are industry leaders and in the process of positive change to construct a portfolio that generally parallels the countries comprising the Morgan Stanley Capital International ("MSCI") EAFE + EMF Index. The Money Manager attempts to exceed the total return of MSCI EAFE + EMF Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

--------------------------------------------------------------------------------
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAPHIC                    INTERMEDIATE FIXED-INCOME FUND
                                     Summary
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The Intermediate Fixed-Income Fund seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and a dollar-weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate Index (the "LBGC Index").

Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS Interest Rate Risk. Increases in interest rates can cause the price of a debt security to decrease.

Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

--------------------------------------------------------------------------------
Help Box: Duration. Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or security's price would be expected to change by approximately 1% with a 1% change in interest rates.
--------------------------------------------------------------------------------
GRAPHIC                    SHORT-INTERMEDIATE FIXED-INCOME FUND
                                     Summary
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and a dollar-weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate 1-5 Year Index (the "LBGC1-5 Index").

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS Interest Rate Risk. Increases in interest rates can cause the price of a debt security to decrease.

Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.
--------------------------------------------------------------------------------
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 GRAPHIC                     MORTGAGE SECURITIES FUND
                                     Summary
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The Mortgage Securities Fund seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index").

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

[bullet]controlled duration;
[bullet]relative value sector rotation and security selection;
[bullet]rigorous quantitative analysis to security valuation; and [bullet] quality credit analysis.

BlackRock's Investment Strategy Committee determines the firm's broad investment strategy based on macroeconomics and market trends, as well as input from Risk Management and Credit Committee professionals. Fund managers then implement this strategy by selecting the sectors and securities which offer the greatest relative value within investment guidelines.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS Interest Rate Risk. Increases in interest rates can cause the price of a debt security to decrease. The market value of mortgage related securities can and will fluctuate as interest rates and market conditions change. Fixed-rate mortgage decline in value during periods of rising interest rates.

Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

Issuer Risks. Changes in the financial conditions of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.
--------------------------------------------------------------------------------
GRAPHIC                      U.S. GOVERNMENT MONEY FUND
                                     Summary
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPLE STRATEGIES The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The Fund follows industry standard requirements concerning the quality, maturity and diversification of its investments. The Fund seeks to maintain an average maturity of 90 days or less, while maintaining liquidity and maximizing current yield.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS Interest Rate Risk. The Fund's yield will vary and is expected to react to changes in short-term interest rates.

Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------
The following tables illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Funds from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. As with all mutual funds, how the Funds have performed in the past is not an indication of how they will perform in the future.


GROWTH FUND
-----------

[Bar Chart] Year-by-Year                     Average Annual Total Return
            Total Return                          As of 12/31/99
[Data Points]                                                  Life of
                                               1 Yr    5 Yr     Fund*
  1993       14.21                             ----    ----     -------
  1994        3.99            Fund
  1995       34.32            S&P 500/BARRA
  1996       19.83               Growth Index(1)
  1997       33.24            *8/24/92 inception date
  1998       46.65            **Index measured from 9/1/92
  1999
As of 12/31 each year
                              Best Quarter
                              Worst Quarter

--------------------------------------------------------------------------------
(1) THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.
--------------------------------------------------------------------------------

VALUE FUND
----------

[BAR CHART]  Year-by-Year                    Average Annual Total Return
             Total Return                         AS OF 12/31/99
[Data Points]
                                                                  Life of
1993     14.69                              1 Yr      5 Yr       Fund*
1994     -1.93                              ----      ----       -----
1995     33.25                Fund
1996     23.94                S&P500/BARRA
1997     32.94                   Value Index(1)
1998     12.89                *8/24/92 inception date
1999
As of 12/31 each year         **Index measured from 9/1/92

                              Best Quarter
                              Worst Quarter

--------------------------------------------------------------------------------
(1)THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND
---------------------                   Average Annual Total Return
                                             AS OF 12/31/99
[Bar Chart] Year-by-Year                                              Life of
             Total Return                              1 Yr    5 Yr    Fund*
             ------------                              ----    ----    -----
[Data Points]                      Fund
                                   Wilsire 4500
1993     14.39                          Index(1)
1994     -4.07                     Small to Mid
1995     31.98                          Cap Composite
1996     24.85                          Index(2)
1997     36.14
1998     15.98                     *8/24/92 inception date
1999                                **Index measured from 9/1/92
As of 12/31 each year
                                   Best Quarter
Average Annual Total Return        Worst Quarter
As of 12/31/99
--------------------------------------------------------------------------------
(1)THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500.

(2) THE SMALL TO MID CAP COMPOSITE INDEX IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH COMBINES THE BARRA INSTITUTIONAL SMALL INDEX AND THE WILSHIRE 4500 INDEX. THE COMPOSITE IS INTENDED TO PROVIDE A BENCHMARK FOR COMPARISON THAT REFLECTS THE DIFFERENT INVESTMENT POLICIES THAT THE FUND HAS FOLLOWED IN THE PAST. IN AUGUST 1995, SHAREHOLDERS APPROVED CHANGES TO THE FUND'S INVESTMENT POLICIES TO CHANGE THE FUND FROM A SMALL CAP FUND TO A SMALL TO MEDIUM CAP FUND. ACCORDINGLY, PRIOR TO OCTOBER 1995, THE BARRA INDEX IS USED. STARTING OCTOBER 1995, THE WILSHIRE INDEX IS USED.
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
-------------------------

[Bar Chart] Year-by-Year      Average Annual Total Return
             Total Return     As of 12/31/99
1995      7.63                                                    Life of
1996     13.78                                           1 Yr      Fund*
1997     10.96                                           ----      -----
1998     16.07
1999                          Fund
As of 12/31 each year         MSCI EAFE + EMF Index(1)
                              International Composite
                                Index(2)
                              *10/3/94 inception date
                              **Index measured from 11/1/94

                              Best Quarter
                              Worst Quarter


--------------------------------------------------------------------------------
(1)THE MSCI EAFE + EMF INDEX IS AN UNMANAGED INDEX OF 45 DEVELOPED (EXCLUDING THE UNITED STATES) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.

(2) THE INTERNATIONAL COMPOSITE INDEX IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH COMBINES THE MSCI EAFE INDEX AND THE MSCI EAFE+EMF INDEX. THE COMPOSITE IS INTENDED TO PROVIDE A BENCHMARK FOR COMPARISON THAT REFLECTS THE DIFFERENT INVESTMENT POLICIES THAT THE FUND HAS FOLLOWED IN THE PAST. PRIOR TO MAY 1996, THE FUND DID NOT INVEST IN EMERGING MARKET SECURITIES. BEGINNING IN MAY 1996, THE FUND WAS PERMITTED TO DO SO. ACCORDINGLY, PRIOR TO MAY 1996, THE MSCI EAFE INDEX IS USED. STARTING IN MAY 1996, THE MSCI EAFE+EMF INDEX IS USED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

INTERMEDIATE FIXED-INCOME FUND
------------------------------

[Bar Chart] Year-by-Year      Average Annual Total Return
          Total Return        As of 12/31/99
[Data Points]                                                        Life of
                                               1 Yr       5 Yr       Fund*
1993     9.53                                  ----       ----       -----
1994    -5.24                 Fund
1995    18.26                 Lehman Govt/
1996     2.56                 Corp Index(1)
1997     8.62                 *6/15/92 inception date
1998     8.38                 **Index measured from 7/1/92
1999
As of 12/31 each year
                              Best Quarter
                              Worst Quarter

--------------------------------------------------------------------------------
(1)THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.

--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED-INCOME FUND
------------------------------------

[Bar Chart] Year-by-Year      Average Annual Total Return
          Total Return          As of 12/31/99
[Data Points]                                                         Life of
1993     5.63                                   1 Yr        5 Yr      Fund*
1994    -1.42                                   ----        ----      -----
1995    11.42                 Fund
1996     3.63                 Lehman  Govt/
1997     6.33                 Corp1-5 Index(1)
1998     6.87                 * 5/18/92  inception date
1999                          **Index measured from 6/1/92
As of 12/31 each year
                              Best Quarter
                              Worst Quarter

--------------------------------------------------------------------------------
(1)THE LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

MORTGAGE SECURITIES FUND
------------------------

[Bar Chart] Year-by-Year      Average Annual Total Return
            Total Return      As of 12/31/99
[Data Points]                                                           Life of
                                                          1 Yr   5 Yrs  Fund*
1993     7.26                                             ----   -----  -----
1994    -1.65                 Fund
1995    16.03                 Lehman Mortgage-Backed
1996     4.95                      Securities Index(1)
1997     9.53                 *5/18/92 inception date
1998     6.43                 **Index measured from 6/1/92
1999
As of 12/31 each year         Best Quarter
                              Worst Quarter



--------------------------------------------------------------------------------
(1)THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA"), FEDERAL HOME LOAN MORTGAGE CORPORATIONS ("FHLMC") AND FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA").
--------------------------------------------------------------------------------


U.S. GOVERNMENT MONEY FUND
--------------------------

[Bar Chart] Year-by-Year           Average Annual Total Return
              Total Return         As of 12/31/99
[Data Points]                                                           Life of
                                                       1 Yr     5 Yr    Fund*
1993     2.81                                          ----     ----    -----
1994     3.70                      Fund
1995     5.33                      Salomon Brothers
1996     4.78                           U.S. 3 Mo.
1997     5.07                           T-bill Index
1998     5.00                      * 4/9/92 inception date
1999
As of 12/31 each year              **Index measured from 5/1/92

                                   Best Quarter
                                   Worst Quarter
--------------------------------------------------------------------------------
(1) THE SALOMON BROTHERS INDEX IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.

THE U.S. GOVERNMENT MONEY FUND'S 7-DAY EFFECTIVE YIELD ON 12/31/99 WAS ____. FOR THE FUND'S CURRENT YIELD, CALL TOLL-FREE (800) 759-3504.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             EQUITY FUNDS' EXPENSES
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Equity Funds.



----------------------------------------------------------------------------------------------------------------
                                                     GROWTH            VALUE        SMALL TO MID     INTL EQUITY
                                                                                         CAP
----------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (1) (2)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge  imposed on Purchases (as a      none             none             none         none
percent of offering price)
Maximum  Sales  Charge   imposed  on  Reinvested      none             none             none         none
Dividends
Maximum Deferred Sales Charge                         none             none             none         none
Redemption Fee (3)                                    none             none             none         none
----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees (4)                                   0.__%            0.__%            ____%        ____%
Distribution & Service Fee                            None             None             None         None
Other Expenses                                        0.__%            0.__%            0.__%        0.__%
                                                      ----             ----             ----         ----
Total Annual Fund Operating Expenses                  ____             ____             ____         ____
                                                      ====             ====             ====         ====

----------------------------------------------------------------------------------------------------------------

----------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT ("TRANSFER AGENT") TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE FUNDS.

EXPENSE EXAMPLE
---------------

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. It is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

================================================================================
                      One Year   Three Years    Five Years       10 Years

GROWTH
VALUE
SMALL TO MID CAP
INTERNATIONAL EQUITY
================================================================================

--------------------------------------------------------------------------------
                          FIXED-INCOME FUNDS' EXPENSES
--------------------------------------------------------------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Fixed-Income Funds.

-----------------------------------------------------------------------------------------------------------
                                                    Intermediate    Short-Int      Mortgage       U.S. Govt
                                                    Fixed           Fixed          Securities     Money
-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum  Sales Charge  imposed on Purchases
      (as a percent of offering price)              none           none            none           none
Maximum Sales Charge imposed on
     Reinvested Dividends                           none           none            none           none
Maximum Deferred Sales Charge                       none           none            none           none
Check Redemption Fee (3)                            none           none            none           none

-----------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
   (expenses that are  deducted from Fund
   assets)
Management Fees (4)                                  0.__%         0.__%           0.__%           0.__%
Distribution & Service Fee                           None          None            None            None
Other Expenses                                       0.__          0.__            0.__            0.__
                                                     ----          ----            ----            ----
Total Annual Fund Operating Expenses                 0.__          0.__            0.__            0.__
                                                     ====          ====            ====            ====
-----------------------------------------------------------------------------------------------------------

----------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT ("TRANSFER AGENT") TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.


EXPENSE EXAMPLE
---------------

The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. It is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

================================================================================
                                One Year    Three Years  Five Years   10 Years

INTERMEDIATE FIXED-INCOME
SHORT-INTERMEDIATE FIXED-INCOME
MORTGAGE SECURITIES
U.S. GOVERNMENT MONEY
================================================================================

--------------------------------------------------------------------------------
                     EQUITY FUNDS' OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
GROWTH FUND
-----------

         Investment  Objective  The Growth  Fund seeks  capital  growth  through investing primarily in equity securities with greater than average growth characteristics selected from the S&P 500.
--------------------------------------------------------------------------------
         Investment Strategy The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to exceed the total return performance of the S&P 500/BARRA Growth Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Under normal circumstances, up to 20% of the Fund's net assets may be invested in common stocks of foreign issuers with large market capitalizations whose securities have greater than average growth characteristics. The Fund may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation.
--------------------------------------------------------------------------------
VALUE FUND
----------

         Investment Objective The Value Fund seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the S&P 500.
--------------------------------------------------------------------------------
         Investment Strategy The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Money Manager will attempt to exceed the total return performance of the S&P 500/BARRA Value Index over a market cycle of five years. Under normal circumstances, up to 20% of the Fund's net assets may be invested in income producing equity securities of foreign issuers with large market capitalizations. The Fund may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation.

         Value stocks contained in the S&P 500 have generated less current income in recent years than they have in earlier periods.

--------------------------------------------------------------------------------
                     EQUITY FUNDS' OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND
---------------------

         Investment Objective The Small to Mid Cap Fund seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.
--------------------------------------------------------------------------------

          Investment Strategy The Fund seeks to achieve its objective by investing at least 65% of the value of its total assets in stocks of small and medium capitalization issuers. The Fund will maintain an average market capitalization similar to the average market capitalization of the Wilshire 4500 Index, and will attempt to have a roughly similar distribution of stocks by market capitalization as the Wilshire 4500 Index. Generally, small capitalization issuers are issuers that have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Under normal circumstances, up to 20% of the Fund's net assets may be invested in common stocks of foreign issuers with small to medium market capitalizations. The Fund may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------

         Investment Objective The International Equity Fund seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

Investment Strategy The Fund seeks to achieve its objective by investing at least 65% of its total assets principally in stocks issued by companies domiciled in Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) and the Pacific Rim (including Australia, Hong Kong, Japan, New Zealand and Singapore). The Fund may also invest in securities of countries generally considered to be emerging or developing countries by the World Bank, the International Finance Corporation, the United Nations or its authorities ("Emerging Countries"). The Fund intends to maintain investments in at least three different countries outside the United States. The Fund may invest up to 20% of its net assets in fixed-income securities, including instruments issued by foreign governments and their agencies, and in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. The Money Manager will attempt to exceed the net yield (after withholding taxes) of the MSCI EAFE + EMF Index.

--------------------------------------------------------------------------------
                  EQUITY FUNDS' PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
         Many factors affect each Fund's performance. A Fund's share price changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

         In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

         Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders.

         Each Fund's investment objective stated in the Equity Funds' Objectives and Strategies section is fundamental and may not be changed without shareholder approval.

PRINCIPAL SECURITY TYPES
------------------------

Equity Securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

PRINCIPAL RISKS


[graphic]Stock Market Volatility. Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that are subject to an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.


[graphic]Sector Risk. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

[graphic]Company Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller capitalization issuers can be more volatile than that of larger issuers.

--------------------------------------------------------------------------------
                  EQUITY FUNDS' PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
[graphic]Foreign Exposure. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

[graphic]Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

[graphic] Interest Rate Changes. The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market.

--------------------------------------------------------------------------------
                  FIXED-INCOME FUNDS' OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
------------------------------

         Investment Objective The Intermediate Fixed-Income Fund seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and a dollar-weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate Index (the "LBGC Index") or another relevant index approved by the Board of Directors.


         Investment Strategy The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar-weighted average duration of between three and ten years. The Fund invests principally in debt securities with durations of between three and ten years and rated A or higher by Standard & Poor's Corporation ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") at the time of purchase. The Fund may invest up to 20% of the net assets of the Fund in securities rated BBB by S&P or Baa by Moody's and up to 6% of the net assets of the Fund in securities rated BB by S&P or Ba by Moody's. The Money Manager may also invest in debt securities not rated by S&P or Moody's if the Money Manager or Accessor Capital determines the securities to be of comparable quality to rated securities at the time of purchase. The Fund may invest in the following debt securities: 1) corporate bonds, 2) U.S. government and agency bonds, and 3) mortgage asset backed securities.

         Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower quality debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.



SHORT-INTERMEDIATE FIXED INCOME FUND
------------------------------------

         Investment Objective The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and a dollar-weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate 1-5 Year Index (the "LBGC 1-5 Index) or another relevant index approved by the Board of Directors.


Investment Strategy The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar-weighted average duration of not less than two years nor more than five years. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by Standard & Poor's Corporation ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") at the time of purchase. The Fund may invest up to 20% of the net assets of the Fund in securities rated BBB by S&P or Baa by Moody's and up to 6% of the net assets of the Fund in securities rated BB by S&P or Ba by Moody's. The Money Manager may also invest in debt securities not rated by S&P or Moody's if the Money Manager or Accessor Capital determines the securities to be of comparable quality to rated securities at the time of purchase. The Fund may invest in the following debt securities: 1) corporate bonds, 2) U.S. government and agency bonds, and 3) mortgage asset backed securities.

Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower quality debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC1-5 Index. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


--------------------------------------------------------------------------------
                  FIXED-INCOME FUNDS' OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
-------------------------

         Investment Objective The Mortgage Securities Fund seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index") or another relevant index approved by the Board of Directors.

         Investment Strategy The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in mortgage related securities. The Fund invests principally in mortgage related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and will only invest in non-U.S. Government mortgage related securities rated A or higher by S&P or Moody's or determined to be of equivalent quality by the Money Manager or Accessor Capital at the time of purchase.

         Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

U.S. GOVERNMENT MONEY FUND
---------------------------

         Investment Objective The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Investment Strategy The Fund follows industry guidelines concerning the quality and maturity of its investments. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of the Fund's total assets in fixed-income securities. The Fund may enter into repurchase agreements collateralized by U.S. Government securities.

         The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

--------------------------------------------------------------------------------
               FIXED-INCOME FUNDS' PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
         Many factors affect each Fund's performance. A Fund's yield and (except the U.S. Government Money Fund's) share price changes daily based on changes in the financial markets, and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

         In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

         Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders.

         Each Fund's investment objective stated in the Fixed-Income Funds' Objectives and Strategies section is fundamental and may not be changed without shareholder approval.

PRINCIPAL SECURITIES
--------------------

[graphic]Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

[graphic]Mortgage Related Securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

[graphic]U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

[graphic]Money market securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

[graphic]Repurchase Agreements are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.
--------------------------------------------------------------------------------
               FIXED-INCOME FUNDS' PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
PRINCIPAL RISKS
---------------

[graphic]Bond Market Volatility. Individual securities are expected to fluctuate in response to issuers, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole.

[graphic]Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

[graphic]Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Prepayments on assets underlying mortgage or other asset backed securities held by a Fund can adversely affect those securities' yield and price. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

[graphic]Prepayment Risk. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

[graphic] Inflation Risk. The real value of the U.S. Government Money Market Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.


[graphic]Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower quality debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

          The U.S. Government Money Fund invests in repurchase agreements, agencies and government securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. securities in creditworthiness. Repurchase agreements are corporate debt but are 102% collateralized by agency and/or government debt obligations.

[graphic]Lower Rated Debt Securities. Debt securities rated lower than BBB or lower than Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks that higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debts securities.

[graphic]Foreign Exposure. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
Manager and Administrator Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital invests the assets of the U.S. Government Money Fund. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

         Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the following percentage of each Fund's average daily net assets:
--------------------------------------------------------------------------------
                                              Management Fee to Accessor Capital
                                                         (as a percentage of
         Fund                                   average daily net assets)
--------------------------------------------------------------------------------

         Growth                                          0.45%
         Value                                           0.45%
         Small to Mid Cap                                0.60%
         International Equity                            0.55%
         Intermediate Fixed-Income                       0.36%
         Short-Intermediate Fixed-Income                 0.36%
         Mortgage Securities                             0.36%
         U.S. Government Money                           0.25%
--------------------------------------------------------------------------------
Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.13% of the average daily net assets of each Fund and (ii) a transaction fee of $.50 per transaction.

On the following pages is information on each Fund's Money Manager and a description of how each Money Manager is compensated for the services it provides.


Each Fund paid the following management fees in fiscal year 1999 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:

--------------------------------------------------------------------------------
         Fund                                          Total Management Fees
                                                     (as a percentage of average
                                                            net assets)

                                                           For fiscal year 1999

--------------------------------------------------------------------------------
         Growth                                                    %
         Value                                                     %
         Small to Mid Cap                                          %
         International Equity                                      %
         Intermediate Fixed-Income                                 %
         Short-Intermediate Fixed-Income                           %
         Mortgage Securities                                       %
         U.S. Government Money Fund:                               %
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

GROWTH FUND
-----------

Money Manager Chicago Equity Partners, 231 South LaSalle Street, Suite 413, Chicago, IL 60697

Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnson is the Senior Portfolio manager responsible for the day to day management of the Fund. David has been with Chicago Equity Partners and its predecessors for over 23 years.

For the first five calendar quarters of management of the Growth Fund by Chicago Equity Partners, they will earn a management fee of 0.20% that consists of a basic fee of 0.10% and a portfolio management fee of 0.10%.

Prior to Chicago Equity Partners, Geewax, Terker & Company was the money manager of the Growth Fund. The former money manager managed the Fund from July 27, 1997 until April 28, 2000. Geewax Terker earned a management fee calculated and paid quarterly that consisted of a basic fee and a performance fee. This is the same fee structure that Chicago Equity Partners will earn once they have completed five complete calendar quarters. Beginning with the sixth calendar quarter of management by Chicago Equity Partners, the basic fee will be equal to an annual rate of 0.10 % of the Growth Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Growth Fund's performance exceeds or trails that of the S&P 500/BARRA Growth Index during the applicable measurement period based on the following schedule:


                  Average Annual Performance                                              Total
                  Differential vs.                                         Annual         Annual
    Basic Fee     Benchmark Index                                      Performance Fee     Fee
    ---------     ---------------                                      ---------------     ---
    0.10%         Greater Than or Equal to 2.00%                             0.22%        0.32%
                  Greater Than or Equal to 1.00% and Less Than  2.00%        0.20%        0.30%
                  Greater Than or Equal to 0.50% and Less Than  1.00%        0.15%        0.25%
                  Greater Than or Equal to 0.00% and Less Than  0.50%        0.10%        0.20%
                  Greater Than or Equal to -0.50% and Less Than 0.00%        0.05%        0.15%
                  Less Than -0.50%                                           0.00%        0.10%

During the period from the sixth calendar quarter through the 13th calendar quarter of Chicago Equity Partners management of the Growth Fund, the applicable measurement period will be the entire period since the commencement of their management of the Growth Fund with the exception of the quarter immediately preceding the date of calculation.

Commencing with the 14th quarter of Chicago Equity Partners' management of the Growth Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, except for the quarter immediately preceding the date of calculation.



Under the performance fee formula, Chicago Equity Partners will receive a performance fee if the Growth Fund's performance either exceeds the S&P 500/BARRA Growth Index, or trails the S&P 500/BARRA Growth Index by no more than 0.50%.


Under certain circumstances, Chicago Equity Partners may receive a performance fee even if the Growth Fund's total return is negative.


--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND
----------

MONEY MANAGER Martingale Asset Management, 222 Berkeley Street, Boston, MA 02116

William E. Jacques, Chief Investment Officer since joining Martingale in 1987, is primarily responsible for the investment decisions for the Value Fund. Douglas E. Stark is primarily responsible for the day-to-day management of the Value Fund. Mr. Stark joined Martingale in 1996. Before joining Martingale, Mr. Stark was Senior Vice President and Fund Manager at InterCoast Capital Company from 1994 to 1996. Prior to that, he was Vice President and managed international stock portfolios at State Street Global Advisors, an area of State Street Bank and Trust Company, from 1990 until 1994.

Martingale earns a management fee calculated and paid quarterly that consists of a basic fee and a performance fee. The basic fee is equal to an annual rate of
0.10 % of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Value Fund's performance exceeds or trails that of the S&P 500/BARRA Value Index during the applicable measurement period based on the following schedule:


                  Average Annual Performance                                              Total
                  Differential vs.                                         Annual         Annual
    Basic Fee     Benchmark Index                                      Performance Fee     Fee
    ---------     ---------------                                      ---------------     ---
    0.10%         Greater Than or Equal to 2.00%                             0.22%        0.32%
                  Greater Than or Equal to 1.00% and Less Than  2.00%        0.20%        0.30%
                  Greater Than or Equal to 0.50% and Less Than  1.00%        0.15%        0.25%
                  Greater Than or Equal to 0.00% and Less Than  0.50%        0.10%        0.20%
                  Greater Than or Equal to -0.50% and Less Than 0.00%        0.05%        0.15%
                  Less Than -0.50%                                           0.00%        0.10%

As of the 14th quarter (1st quarter 1996) of Martingale's management of the Value Fund, the applicable measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Martingale will receive a performance fee if the Value Fund's performance either exceeds the S&P 500/BARRA Value Index, or trails the S&P 500/BARRA Value Index by no more than 0.50%. Under certain circumstances, Martingale may receive a performance fee even if the Value Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND
---------------------

Money Manager Symphony Asset Management LLC, 555 California Street, San Francisco, CA 94104

Praveen K. Gottipalli is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund; he is assisted by David Wang. Mr. Gottipalli has been Director of Investments with Symphony and its predecessor entities since March 1994. From 1985 to 1994, he was with BARRA, Inc., where he was Director of the Active Strategies Group. Since May 1994, Mr. Wang has been a portfolio manager with Symphony Asset Management, Inc., which owns 50% of Symphony Asset Management LLC. From 1993 to 1994, Mr. Wang was a Programmer-Analyst with BARRA, Inc.

Symphony earns a management fee calculated and paid quarterly that consists of a performance fee. The performance fee for any quarter depends on the percentage amount by which the Small to Mid Cap Fund's performance exceeds, or trails that of the Wilshire 4500 Index during the applicable measurement period based on the following schedule:

                   Average Annualized
                  Percentage Differential                       Annualized
                  vs. Wilshire 4500 Index                     Performance Fee
                  -----------------------                     ----------------

         Greater Than or Equal to 3.00%                            0.42%
         Greater Than or Equal to 2.00% and Less Than 3.00%        0.35%
         Greater Than or Equal to 1.00% and Less Than 2.00%        0.30%
         Greater Than or Equal to 0.50% and Less Than 1.00%        0.25%
         Greater Than or Equal to 0.00% and Less Than 0.50%        0.20%
         Greater Than or Equal to -0.50% and Less Than 0.00%       0.15%
         Greater Than or Equal to -1.00% and Less Than -0.50%      0.10%
         Greater Than or Equal to -1.50% and Less Than -1.00%      0.05%
         Less Than -1.50%                                          0.00%


As of the 14th quarter (1st quarter 1999) of Symphony's management of the Small to Mid Cap Fund, the applicable measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Symphony will receive a performance fee if the Small to Mid Cap Fund's performance either exceeds the Wilshire 4500 Index, or trails the Wilshire 4500 Index by no more than 1.50%. Under certain circumstances, Symphony may receive a performance fee even if the Small to Mid Cap Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------

Money Manager Nicholas-Applegate Capital Management, 600 West Broadway, 29th Floor, San Diego, CA 92101

Catherine Somhegyi, Lawrence S. Speidell and Loretta J. Morris are primarily responsible for making the day-to-day management and investment decisions for the International Equity Fund. Ms. Somhegyi, Chief Investment Officer, Global Equity Management, joined Nicholas-Applegate in 1987. Mr. Speidell, Partner and Director of Global and Systematic Fund Management, joined Nicholas-Applegate in 1994. From 1983 to 1994, Mr. Speidell was a portfolio manager for Batterymarch Financial Management. Ms. Morris, Partner and Senior Fund Manager, International, joined Nicholas-Applegate in 1990.


On August 19, 1999, the Board of Directors of Accessor Funds, amended the Money Manager Agreement with Nicholas-Applegate, to change the schedule of fees payable to the Money Manager, effective September 1, 1999. Prior to the change, the Money Manager received a basic fee at the annual rate of 0.20% the International Equity Fund's average daily net assets; there was no limit on the maximum amount of the basic fee. After the change, the basic fee was limited to a maximum fee of $400,000 annually. In substance, when the International Equity Fund's assets exceed $200,000,000, the basic fee is never more than $400,000 annually.

Nicholas-Applegate earns a management fee calculated and paid quarterly that consists of a basic fee and a performance fee. The basic fee is equal to an annual rate of 0.20% of the Fund's average daily net assets up to a maximum of $400,000 annualized. The performance fee for any quarter depends on the percentage amount by which the International Equity Fund's performance exceeds or trails that of the MSCI EAFE+EMF Index during the applicable measurement period based on the following schedule:




Average Annual Performance                                               Total
Differential vs.                                        Annual           Annual
Benchmark Index                                     Performance Fee       Fee
---------------                                     ---------------       ---

Greater Than or Equal to 4.00%                         0.40%              0.60%
Greater Than or Equal to 2.00% and Less Than 4.00%     0.30%              0.50%
Greater Than or Equal to 0.00% and Less Than 2.00%     0.20%              0.40%
Greater Than or Equal to -2.00% and Less Than 0.00%    0.10%              0.30%
Less Than -2.00%                                       0.00%              0.20%


Example: If Nicholas-Applegate is outperforming the Index by more than 4% per year, then the following table shows the annualized total fee at various asset levels:



 Asset Level     New Total Annual Fee                   Old Total Annual Fee

 $150 million    0.20% + 0.40% = 0.60%                  0.20% + 0.40% = 0.60%
 $200 million    $400,000 (or 0.20%) + 0.40% = 0.60%    0.20% + 0.40% = 0.60%
 $250 million    $400,000 (or 0.16%) + 0.40% = 0.56%    0.20% + 0.40% = 0.60%
 $300 million    $400,000 (or 0.13%) + 0.40% = 0.53%    0.20% + 0.40% = 0.60%
 $350 million    $400,000 (or 0.11%) + 0.40% = 0.51%    0.20% + 0.40% = 0.60%
 $400 million    $400,000 (or 0.10%) + 0.40% = 0.50%    0.20% + 0.40% = 0.60%

As of the 14th quarter (2nd quarter 1998) of Nicholas-Applegate's management of the International Equity Fund, the applicable measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Nicholas-Applegate will receive a performance fee if the International Equity Fund's performance either exceeds the MSCI EAFE + EMF Index, or trails the MSCI EAFE + EMF Index by no more than 2.00%. Under certain circumstances, Nicholas-Applegate may receive a performance fee even if the International Equity Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME
SHORT-INTERMEDIATE FIXED-INCOME
-------------------------------

Money Manager Cypress Asset Management, 26607 Carmel Center Place, Carmel, CA 93923

Cypress became the Money Manager of the Funds on September 21, 1998. Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Ms. Rosemary Brooks, Manager of Operations. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Ms. Brooks joined Cypress in January 1998. Prior to that, Ms. Brooks was owner of Brooks Finance, and a registered representative with H.D. Vest from June 1994 to July 1997.

Cypress earns a management fee from each Fund calculated and paid quarterly that consists of a basic fee and a portfolio management fee. During the first five complete calendar quarters of management, the basic fee and the portfolio management fee are both equal to an annual rate of 0.02% and 0.02% respectively, or a total of 0.04% of each Fund's average daily net assets.

The overall maximum fee for the first five complete calendar quarters payable to the former money managers was 0.15% (comprised of a basic fee of 0.07% and a portfolio management fee of 0.08%). Although each Fund has currently negotiated a reduction in the Money Manager fee to a maximum of 0.04% payable to Cypress during the first five calendar quarters of management, it is possible that in the future the fee could be modified. In no event, however, shall the maximum Money Manager fee payable by these Funds be greater than 0.15% during the first five complete calendar quarters, without a vote of the shareholders.

Beginning with the sixth complete calendar quarter, Cypress will earn the basic fee described above and a performance fee, calculated and paid quarterly. The performance fee for any quarter depends on the percentage amount by which each Fund's performance exceeds or trails that of its respective Benchmark Index, the Lehman Brothers Government/Corporate Index (Intermediate Fixed-Income) and the Lehman Brothers Government/Corporate 1-5 Year Index (Short-Intermediate Fixed-Income) during the applicable measurement period based on the following schedule:
                 Average Annual
                 Performance                                          Total
                 Differential vs.            Annual                   Annual
   Basic Fee     Benchmark Index          Performance Fee              Fee
   ---------     ---------------          ---------------              ---

   0.02%         Less Than 0.35%             0.00%                    0.02%
                 Greater Than or
                 Equal to 0.35% and
                 Less than or Equal
                 to 0.50%                    0.05%                    0.07%
                 Greater Than 0.50% and
                 Less than or Equal          0.05% plus 1/2
                 to 0.70%                    (P-0.50%)*            Up to 0.17%
                 Greater Than 0.70%          0.15%                     0.17%
--------------------------------------------------------------------------------
*P = PERFORMANCE. EXAMPLE: IF CYPRESS OUTPERFORMS THE BENCHMARK INDEX BY 0.60%, THE FEE WOULD BE CALCULATED AS [0.02% BASIC FEE + 0.05% PERFORMANCE FEE + {(0.60%-0.50%)/2}] = 0.12%
--------------------------------------------------------------------------------

The measurement period from the sixth calendar quarter (2nd quarter 2000) through the 13th calendar quarter (2nd quarter 2002) of Cypress' management of each Fund will be the entire period since the commencement of Cypress' management of each Fund, excluding the quarter immediately preceding the date of calculation. Commencing with the 14th quarter (3rd quarter 2002) of Cypress' management of each Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Cypress will receive a performance fee if either Intermediate Fixed-Income Fund's or Short-Intermediate Fixed-Income Fund's performance either exceeds the Lehman Brothers Government/Corporate Index or the Lehman Brother Government/Corporate 1-5 Year Index, respectively, or trails the respective Index by no more than 0.35%. Under certain circumstances, Cypress may receive a performance fee even if a Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
------------------------

MONEY MANAGER   BlackRock Financial Management, Inc., 345 Park Place, New York,
                NY  10154

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the
Mortgage Securities Portfolio. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

The Mortgage Securities Fund pays BlackRock a management fee that consists of a basic fee and a performance fee. The management fee is calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Mortgage Securities Fund's performance exceeds or trails that of the Lehman Brothers Mortgage-Backed Securities Index during the applicable measurement period based on the following schedule:


                 Average Annual
                 Performance                                          Total
                 Differential vs.            Annual                   Annual
   Basic Fee     Benchmark Index          Performance Fee              Fee
   ---------     ---------------          ---------------              ---

   0.07%         Greater Than or Equal
                 To 2.00%                     0.18%                   0.25%

                 Greater Than or
                 Equal To 0.50% and
                 Less Than 2.00%              0.16%                   0.23%

                 Greater Than or
                 Equal To 0.25% and
                 Less Than 0.50%              0.12%                   0.19%

                 Greater Than or
                 Equal To -025. and
                 Less Than 0.25%              0.08%                   0.15%

                 Greater Than -0.50% and
                 Less Than -0.25%             0.04%                   0.11%

                 Greater Than or
                 Equal To -0.50%              0.00%                   0.07%

The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation. Under the performance fee formula, BlackRock will receive a performance fee if the Mortgage Securities Fund's performance either exceeds, or trails the Lehman Brothers Mortgage-Backed Securities Index by no more than 0.50%. Under certain circumstances, BlackRock may receive a performance fee even if the Mortgage Securities Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
U.S. Government Money Fund

Manager Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.

--------------------------------------------------------------------------------
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE
-----------------

[GRAPHIC] DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

[GRAPHIC] FINANCIAL INTERMEDIARIES. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated NAV. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Advisor Class shares, such as investment minimums, redemption fees and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

--------------------------------------------------------------------------------
[HELP BOX: Advisor Class shares may not be purchased on days when the NYSE is closed for trading: New Year's Day, Martin Luther King, Jr., Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.]
--------------------------------------------------------------------------------

HOW TO PURCHASE
---------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in proper form prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. If Accessor Capital receives a purchase order for shares of U.S. Government Money Fund on any business day and the invested monies are wired before 9:00 a.m., Pacific time, the investor will be entitled to receive that day's dividend. Otherwise, Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time, on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

[GRAPHIC] BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                  Accessor Funds, Inc.
                  P. 0. Box 1748
                  Seattle, WA 98111-1748

[GRAPHIC] BY FEDERAL FUNDS WIRE. Wire instructions are included with the account application.

[GRAPHIC] BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

[GRAPHIC] BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Advisor Class Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
IRAS/ROTH IRAS
--------------

Investors may purchase Advisor Class Shares through an Individual or Roth Retirement Custodial Account Plan. An IRA or Roth IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year will be assessed a $25.00 fee. Copies of an IRA or Roth IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

--------------------------------------------------------------------------------
                              Investment Minimums
-------------------------------------------------------------------------------
Regular Accounts                         Retirement Accounts
--------------------------------------------------------------------------------
Initial Investment                       Initial Investment
One Fund only:    $5,000                 Traditional IRA/  $2,000 aggregated
Multiple Funds:   $10,000 aggregated     Roth IRA:            among the Funds
                    among the Funds
Additional Investment(s)

One Fund only:    $1,000                 Additional Investment(s)
Multiple Funds:   $2,000 aggregated      Traditional IRA/  $2,000 aggregated
                    among the Funds      Roth IRA:            among the Funds

--------------------------------------------------------------------------------
ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

SHARE PRICING
-------------

Investors purchase Advisor Class Shares of a Fund at its net asset value per share ("NAV"). The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds.

MARKET TIMING
-------------


Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. A Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Moreover, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and accounts under common ownership or control.


FOR MORE INFORMATION
--------------------

For additional information about purchasing shares of the Accessor Funds, please contact us at (800) 759-3504.

--------------------------------------------------------------------------------
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in proper form by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Shares will be exchanged at the next NAV calculated after Accessor Capital receives the exchange request in proper form. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging.


EXCHANGES THROUGH ACCESSOR FUNDS
--------------------------------

Accessor Funds does not currently charge fees on exchanges directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

[GRAPHIC] BY MAIL.  Share exchange instructions may be mailed to:
                  Accessor Funds, Inc.
                  P. O. Box 1748
                  Seattle, WA 98111-1748

[GRAPHIC] BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

AN EXCHANGE OF SHARES FROM A FUND INVOLVES A REDEMPTION OF THOSE SHARES AND WILL BE TREATED AS A SALE FOR TAX PURPOSES.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

--------------------------------------------------------------------------------
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in proper form by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Shares will be redeemed at the next NAV calculated after Accessor Capital receives the redemption request in proper form. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

[GRAPHIC] BY MAIL.  Redemption requests may be mailed to:
         Accessor Funds, Inc.
         P. 0. Box 1748
         Seattle, WA 98111-1748

[GRAPHIC] BY FAX. Redemption requests may be faxed to Accessor Funds at (206) 224-4274.

[GRAPHIC] BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, the Accessor Funds may use reasonable procedures to verify telephone requests.


Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check.


--------------------------------------------------------------------------------
Help Box:
Redemption  requests  for shares that were  purchased by check will be honored at the next NAV calculated after receipt of the redemption request. However, redemption proceeds will not be transmitted until the check used for the investment has cleared.
--------------------------------------------------------------------------------

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities.

[GRAPHIC] SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

[GRAPHIC] LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

In the event of an emergency as determined by Accessor Funds, it may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
[GRAPHIC] DIVIDENDS. Each Fund intends to annually distribute as dividends to its shareholders substantially all of its net investment income. The Board of Directors presently intends to declare dividends on the following schedule:


--------------------------------------------------------------------------------
Fund                              Declared                         Payable
--------------------------------------------------------------------------------
Growth                            Quarterly, on last           1st business day
Value                             business day of quarter*     following end of
Small to Mid Cap                                               calendar quarter
--------------------------------------------------------------------------------
International                     Annually, 2nd to last        Last business day
                                  business day                  of Calendar year
                                  of calendar year*
--------------------------------------------------------------------------------
Intermediate Fixed-Income         Monthly, on last            First business day
Short-Intermediate Fixed-Income business day of month* of following month Mortgage Securities
--------------------------------------------------------------------------------
U.S. Government Money             Daily                       First business day
                                                              of following month
--------------------------------------------------------------------------------
*Except, that in December the dividend is declared on the second or third to last business day and paid the next day for operational convenience.


[GRAPHIC] OTHER DISTRIBUTIONS. The Board of Directors intends to distribute to each Fund's shareholders substantially all of its net realized long- and short-term capital gains and net realized gains from foreign currency transactions (if any) annually, generally in mid-December. A Fund may need to make additional distributions at year-end to avoid federal income or excise taxes.

[GRAPHIC] AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of a Fund will be automatically reinvested in additional Advisor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund.

--------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------
The Funds generally value their securities using market quotations. However, short-term debt securities maturing in less than 60 days are valued using amortized cost, and securities for which market quotations are not readily available are valued at fair value. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Director's believes accurately reflects fair value.

--------------------------------------------------------------------------------
                                    TAXATION
--------------------------------------------------------------------------------
Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes. After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. Funds may be required to withhold and remit to the U.S. Treasury 31% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Shareholders should consult a tax adviser for further information regarding the federal, state, and local tax consequences of an investment in Advisor Class Shares.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ________________________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS
                                          1999         1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                 $  21.57       $ 19.51       $ 17.99      $ 14.37

INVESTMENT OPERATIONS:
Net investment income (loss)                             0.04          0.13          0.19         0.15
Net realized and unrealized gain
on investments                                           9.91          6.31          3.35         4.76
Total from investment operations                         9.95          6.44          3.54         4.91

DISTRIBUTIONS:
Distributions from net investment income                -0.03         -0.13         -0.19        -0.15
Distributions from capital gains                        -2.61         -4.25         -1.83        -1.14

Total distributions                                     -2.64         -4.38         -2.02        -1.29
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  28.88       $ 21.57       $ 19.51      $ 17.99
----------------------------------------------------------------------------------------------------------
Total return (1)                                        46.65%        33.24%        19.83%       34.32%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $157,799       $87,907       $60,586      $48,532
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.92%         0.93%         1.13%        1.26%
Before Accessor Capital fee waivers                      0.92          0.93          1.13         1.26

Ratio of net investment income (loss)
to average net assets
After Accessor Capital fee waivers                       0.16          0.56          0.97         0.97
Before Accessor Capital fee waivers                      0.16          0.56          0.97         0.97

Portfolio turnover rate                                112.42        131.75         81.79        99.73

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS
                                             1999      1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $ 20.88        $ 17.75       $ 15.91      $  13.01

INVESTMENT OPERATIONS:
Net investment income                                    0.24           0.26          0.24          0.33
Net realized and unrealized gain
(loss) on investments                                    2.45           5.54          3.51          3.96
Total from investment operations                         2.69           5.80          3.75          4.29

DISTRIBUTIONS:
Distributions from net investment income                -0.24          -0.26         -0.24         -0.33
Distributions from capital gains                        -2.12          -2.41         -1.67         -1.06
Distributions in excess of capital gains                -0.17           0.00          0.00          0.00
Total distributions                                     -2.53          -2.67         -1.91         -1.39
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  21.04        $ 20.88       $ 17.75      $  15.91
----------------------------------------------------------------------------------------------------------
Total return (1)                                        12.89%         32.94%        23.94%        33.25%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $114,728        $81,127       $36,367      $ 24,915
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       1.03%          1.05%         1.21%         1.40%
Before Accessor Capital fee waivers                      1.03           1.05          1.21          1.40

Ratio of net investment income to
average net assets:
After Accessor Capital fee waivers                       1.06           1.32          1.43          2.18
Before Accessor Capital fee waivers                      1.06           1.32          1.43          2.18

Portfolio turnover rate                                104.85          68.14         93.54        100.88

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS
                                            1999       1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                 $  21.82      $  18.82       $ 17.60      $ 14.08

INVESTMENT OPERATIONS:
Net investment income (loss)                            -0.05          0.00          0.07         0.06
Net realized and unrealized gain
(loss) on investments                                    3.50          6.75          4.22         4.42
Total from investment operations                         3.45          6.75          4.29         4.48

DISTRIBUTIONS:
Distributions from net investment income                 0.00          0.00         -0.07        -0.06
Distributions from capital gains                        -1.74         -3.73         -3.00        -0.90
Distribution in excess of net investment income          0.00         -0.02          0.00         0.00
Return of capital distributions                          0.00          0.00          0.00         0.00
Total distributions                                     -1.74         -3.75         -3.07        -0.96
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  23.53      $  21.82       $ 18.82      $ 17.60
----------------------------------------------------------------------------------------------------------
Total return (1)                                        15.98%        36.14%        24.85%       31.98%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $260,792      $125,221       $65,479      $49,803
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       1.22%         1.15%         1.17%        1.31%
Before Accessor Capital fee waivers                      1.22          1.15          1.17         1.31

Ratio of net investment income
to average net assets
After Accessor Capital fee waivers                      -0.22          0.00          0.37         0.41
Before Accessor Capital fee waivers                     -0.22          0.00          0.37         0.41

Portfolio turnover rate                                110.07        129.98        113.44        84.26

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                             ADVISOR CLASS
                                           1999      1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                 $  14.83      $  13.83       $ 12.55      $ 11.67

INVESTMENT OPERATIONS:
Net investment income (loss)                            -0.03         -0.02         -0.06         0.05
Net realized and unrealized gain
(loss) on investments                                    2.41          1.54          1.80         0.83
Total from investment operations                         2.38          1.52          1.74         0.88

DISTRIBUTIONS:
Distributions from capital gains                        -0.31         -0.50         -0.44         0.00
Distributions in excess of capital gains                 0.00         -0.02         -0.02         0.00
Total distributions                                     -0.31         -0.52         -0.46         0.00
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  16.90      $  14.83       $ 13.83      $ 12.55
----------------------------------------------------------------------------------------------------------
Total return (1)                                        16.07%        10.96%        13.78%        7.63%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $149,391      $151,441       $73,019      $39,102
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       1.59%         1.55%         1.52%        1.83%
Before Accessor Capital fee waivers                      1.59          1.55          1.52         1.93

Ratio of net investment income
(loss) to average net assets
After Accessor Capital fee waivers                      -0.24         -0.20         -0.26         0.10
Before Accessor Capital fee waivers                     -0.24         -0.20         -0.26         0.00

Portfolio turnover rate                                196.37        196.66        157.66        84.85

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS
                                           1999       1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                  $ 12.19       $ 11.90       $ 12.29      $ 11.04

INVESTMENT OPERATIONS:
Net investment income                                    0.67          0.71          0.67         0.71
Net realized and unrealized gain
 (loss) on investments                                   0.32          0.29         -0.39         1.25
Total from investment operations                         0.99          1.00          0.28         1.96

DISTRIBUTIONS:
Distributions from net investment income                -0.67         -0.71         -0.67        -0.71
Distributions from capital gains                        -0.04          0.00          0.00         0.00
Total distributions                                     -0.71         -0.71         -0.67        -0.71
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                        $ 12.47       $ 12.19       $ 11.90      $ 12.29
----------------------------------------------------------------------------------------------------------
Total return (1)                                         8.38%         8.62%         2.56%       18.26%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $48,489       $55,197       $52,248      $36,878
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.79%         0.84%         0.88%        0.96%
Before Accessor Capital fee waivers                      0.79          0.84          0.88         0.96

Ratio of net investment income to
average net assets
After Accessor Capital fee waivers                       5.46          5.88          5.79         6.07
Before Accessor Capital fee waivers                      5.46          5.88          5.79         6.07

Portfolio turnover rate                                113.00         84.35         94.69       187.62

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS
                                             1999     1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------


Net Asset Value, beginning of period                 $  12.27       $ 12.16       $ 12.32      $ 11.62

INVESTMENT OPERATIONS:
Net investment income                                    0.68          0.64          0.59         0.60
Net realized and unrealized gain
 (loss) on investments                                   0.14          0.11         -0.16         0.70
Total from investment operations                         0.82          0.75          0.43         1.30

DISTRIBUTIONS:
Distributions from net investment income                -0.63         -0.64         -0.59        -0.60
Distributions from capital gains                        -0.13          0.00          0.00         0.00
Total distributions                                     -0.76         -0.64         -0.59        -0.60
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  12.33       $ 12.27       $ 12.16      $ 12.32
----------------------------------------------------------------------------------------------------------
Total return (1)                                         6.87%         6.33%         3.63%       11.42%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 42,454       $40,942       $36,701      $35,272
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.82%         0.86%         0.93%        0.94%
Before Accessor Capital fee waivers                      0.82          0.86          0.93         0.94

Ratio of net investment income to
 average net assets
After Accessor Capital fee waivers                       5.12          5.20          4.89         4.99
Before Accessor Capital fee waivers                      5.12          5.20          4.89         4.99

Portfolio turnover rate                                 69.64         53.30         31.12        41.93

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS
                                              1999    1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------


Net Asset Value, beginning of period                 $  12.60      $  12.23       $ 12.38      $ 11.36

INVESTMENT OPERATIONS:
Net investment income                                    0.70          0.72          0.73         0.76
Net realized and unrealized gain
(loss) on investments                                    0.09          0.42         -0.15         1.02
Total from investment operations                         0.79          1.14          0.58         1.78

DISTRIBUTIONS:
Distributions from net investment income                -0.70         -0.72         -0.73        -0.76
Distributions from capital gains                        -0.10         -0.05          0.00         0.00
Total distributions                                     -0.80         -0.77         -0.73        -0.76
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  12.59      $  12.60       $ 12.23      $ 12.38
----------------------------------------------------------------------------------------------------------
Total return (1)                                         6.43%         9.53%         4.95%       16.03%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $128,788      $109,747       $73,862      $49,830
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.88%         0.84%         0.95%        1.03%
Before Accessor Capital fee waivers                      0.88          0.84          0.95         1.03

Ratio of net investment income to
average net assets:
After Accessor Capital fee waivers                       5.59          5.93          6.08         6.41
Before Accessor Capital fee waivers                      5.59          5.93          6.08         6.41

Portfolio turnover rate                                278.18        211.66        356.23       422.56

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by _____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS
                                            1999     1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                 $   1.00       $  1.00       $  1.00      $  1.00

INVESTMENT OPERATIONS:
Net investment income                                    0.05          0.05          0.05         0.05

DISTRIBUTIONS:
Distributions from net investment income                -0.05         -0.05         -0.05        -0.05
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $   1.00       $  1.00       $  1.00      $  1.00
----------------------------------------------------------------------------------------------------------
Total return (1)                                         5.00%         5.07%         4.78%        5.33%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $153,148       $50,910       $61,672      $41,882
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.53%         0.54%         0.59%        0.53%
Before Accessor Capital fee waivers                      0.53          0.54          0.59         0.78

Ratio of net investment income to
 average net assets
After Accessor Capital fee waivers                       4.83          4.96          4.73         5.14
Before Accessor Capital fee waivers                      4.83          4.96          4.73         4.89

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

                                   APPENDIX A

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

Standard & Poor's 500 Index/1/

UPDATE NUMBERS

The purpose of the S&P 500 is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 378 Industrials, 39 Utilities, 10 Transportation and 73 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 exchange listed companies. The S&P membership currently consists of 459 NYSE, 39 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding. The price of any stock multiplied by number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

S&P500/BARRA Growth Index
S&P500/BARRA Value Index:

BARRA,  in  collaboration   with  Standard  and  Poor's,   has  constructed  the
S&P500/BARRA Growth Index (the "Growth Index") and S&P500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semi-annually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Electronics, Computers, Health Care and Drugs than the S&P 500.

As of December 31, ___ there were 378 companies in the Value Index and 122 companies in the Growth Index.

--------
1 "Standard & Poor's," "S&P" and "S&P 500" are trademarks of Standard and Poor's, a division of The McGraw-Hill Companies, Inc. The Growth Fund and Value Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's.

Wilshire 4500 Index: /2/

         While the S&P 500 includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies that comprise the remaining 23% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the NYSE and American Stock Exchange as well as on the Nasdaq Stock Market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 7,000 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

         Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to
1.0 on December 31, 1970.

----------
2 "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. The Small to Mid Cap Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates.

Morgan Stanley Capital International EAFE + EMF Index: /3/

         The MSCI EAFE + EMF Index is a market-capitalization-weighted index composed of companies representative of the market structure of 45 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

         The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

         MSCI Emerging Markets Free ("EMF") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 25 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

         The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

         As of December 31, ___, the MSCI EAFE + EMF Index consisted of 1,911 companies traded on stock markets in 45 countries. The weighting of the MSCI EAFE + EMF Index by country was as follows:

Developed Markets: Australia 2.37%, Austria 0.31%, Belgium 1.78%, Denmark 0.82%, Finland 1.44%, France 8.69%, Germany 9.85%, Hong Kong 1.91%, Ireland 0.46%, Italy 4.82%, Japan 19.41%, Netherlands 6.01%, New Zealand 0.17%, Norway 0.35%, Portugal 0.61%, Singapore 0.64%, Spain 3.10%, Sweden 2.43%, Switzerland 7.44%, United Kingdom 19.65%.

Emerging Markets: Argentina 0.36%, Brazil Free 0.93%, Chile 0.35%, China Free 0.05%, Colombia 0.06%, Czech Republic 0.09%, Greece 0.57%, Hungary 0.13%, India 0.61%, Indonesia Free 0.14%, Israel 0.26%, Jordan 0.02%, Korea 0.83%, Mexico Free 0.87%, Pakistan 0.03%, Peru 0.07%, Philippines Free 0.17%, Poland 0.11%, Russia 0.10%, South Africa 0.83%, Sri Lanka 0.01%, Taiwan Free 0.77%, Thailand Free 0.22%, Turkey 0.16%, Venezuela 0.08%.

         Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EMF Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EMF Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EMF Index was equal to 100.0 on January 1, 1988. As of December 31, ____, the current value of the MSCI EAFE + EMF Index was 180.3.

----------

3 "EAFE" is a registered trademark of Morgan Stanley Capital International. The International Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International. 4 The Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund and Mortgage Securities Fund are not sponsored, endorsed, sold or promoted by Lehman Brothers.

Lehman Brothers /4/
Government/Corporate Index
Government/Corporate 1-5 Year Index
Mortgage-Backed Securities Index

     The Lehman Brothers Bond Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's. For issues not rated by Moody's, the equivalent S&P rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is issued. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

         The Lehman Brothers Government/Corporate Index is made up of the Government and Corporate Bond Indices.

         The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the United States Treasury, that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

         The Corporate Bond Index includes all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

         The Government/Corporate 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

         The Mortgage-Backed Securities Index covers all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

----------
4         The   Intermediate    Fixed-Income   Fund,   the    Short-Intermediate
          Fixed-Income Fund and the Mortgage Securities Fund are not sponsored, endorsed, sold or promoted by Lehman Brothers.

         [Back Cover]

Shareholder Reports. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

[graphic] Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period
[graphic] Fund performance data and financial statements
[graphic] Fund holdings

Statement of Additional Information. The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

A free copy of Accessor Funds's Annual Report, Semi-Annual Report and SAI are available by contacting Accessor Capital at 1-800-759-3504 or by visiting Accessor Capital's web site at www.accessor.com.

--------------------------------------------------------------------------------

Shareholder Reports, SAIs and other information are available from your financial intermediary or from


         Accessor Capital Management LP
         1420 Fifth Street, #3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420

         web site:  www.accessor.com

         Securities and Exchange Commission
         Washington, DC  20549-6009
         800-SEC-0330 (Public Reference Section)

         web site:  www.sec.gov

         You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C.

--------------------------------------------------------------------------------

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

[GRAPHIC]                                            Investor Class Shares


ACCESSOR(R)FUNDS, INC. Prospectus                              April 29, 2000


                                  Equity Funds
                                     Growth
                                      Value
                                Small to Mid Cap
                              International Equity

                               Fixed-Income Funds
                            Intermediate Fixed-Income
                         Short-Intermediate Fixed-Income
                               Mortgage Securities
                              U.S. Government Money



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


[LOGO]ACCESSOR

                               THE ACCESSOR FUNDS


[graphic]A family of nine mutual funds (each a "Fund"), each with two classes of shares (this prospectus includes eight of the nine mutual funds and does not include the High Yield Bond Fund).

[graphic]A variety of equity and fixed-income mutual funds. This Prospectus describes the Investor Class Shares of the Funds.

[graphic]Designed to help investors realize the benefits of asset allocation and diversification.

[graphic]Managed and administered by Accessor Capital Management LP ("Accessor Capital").

[graphic] Sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund which is advised directly by Accessor Capital).

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DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities from a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                    [Graphic]

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.

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                                TABLE OF CONTENTS

THE FUNDS

         Fund Summaries............................................
         Performance...............................................
         Equity Funds' Expenses....................................
         Fixed-Income Funds' Expenses..............................
         Equity Funds' Objectives and Strategies...................
         Equity Funds' Principal Securities and Risks..............
         Fixed-Income Funds' Objectives and Strategies.............
         Fixed-Income Funds' Principal Securities and Risks........
         Management, Organization and Capital Structure............

SHAREHOLDER INFORMATION

         Purchasing Fund Shares....................................
         Exchanging Fund Shares....................................
         Redeeming Fund Shares.....................................
         Dividends and Distributions...............................
         Valuation of Securities...................................
         Taxation..................................................
         Financial Highlights......................................

APPENDIX A

         Description of Fund Indices...............................

THIS PAGE LEFT INTENTIONALLY BLANK

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Help Box: Accessor Funds domestic equity funds are designed so that investments in the S&P 500 Index are covered equally by investments in the Accessor Growth and Accessor Value Funds and the Accessor Small to Mid Cap Fund is designed to invest in stocks outside the S&P 500 Index.
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GRAPHIC                             GROWTH FUND
                                     Summary
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INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The Growth Fund seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").


The Fund invests primarily in stocks of companies chosen from the S&P 500 that Chicago Equity Partners ("Chicago Equity Partners"), the Fund's Money Manager, believes will outperform peer companies. While maintaining an overall risk level similar to that of the benchmark. The Money Manager attempts to exceed the performance of the S&P 500/BARRA Growth Index over a cycle of five years.

Chicago Equity Partners uses a disciplined structured investment approach and quantitative analytical techniques designed to identify stocks with the highest probability of outperforming their peers coupled with a portfolio construction process designed to keep the overall portfolio risk characteristics similar to that of the benchmark.

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PRINCIPAL INVESTMENT RISKS Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Growth stocks are often more sensitive to economic and market swings than other types of stocks because market prices tend to reflect future expectations.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

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GRAPHIC                            VALUE FUND
                                     Summary
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INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The Value Fund seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the S&P 500.

The Fund's Money Manager, Martingale Asset Management ("Martingale"), analyzes fundamental information about companies such as their assets, earnings and growth to identify undervalued stocks. The Money Manager attempts to exceed the total return performance of the S&P 500/BARRA Value Index over a cycle of five years.

Martingale focuses primarily on stocks issued by:

          [graphic] companies with low price to earnings and/or price to book ratios

          [graphic] companies with improving growth of earnings and/or growth of dividends

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PRINCIPAL INVESTMENT RISKS Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Value stocks tend to be issued by larger, more established companies, and may underperform in periods of general market strength. Value stocks contained in the S&P 500 have generated less current income in recent years than they have in earlier periods.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

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An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
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GRAPHIC                        SMALL TO MID CAP FUND
                                     Summary
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INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The Small to Mid Cap Fund seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

The Fund invests at least 65% of its total assets in the stocks of small and medium capitalization companies that are expected to experience higher than average growth of earnings or stock price. The Fund will maintain an average market capitalization similar to the average market capitalization of the Wilshire 4500 Index, and will attempt to have a roughly similar distribution of stocks by market capitalization as the Wilshire 4500 Index.

Symphony Asset Management ("Symphony"), the Fund's Money Manager, uses a quantitative approach to analyze earnings forecasts, price movements and other factors to identify growth stocks with attractive fundamentals relative to price. The Money Manager attempts to exceed the performance of the Wilshire 4500 Index over a cycle of five years.
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PRINCIPAL INVESTMENT RISKS Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Small and medium capitalization companies often have greater volatility, lower trading volume and less liquidity than larger capitalization companies.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

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GRAPHIC                      INTERNATIONAL EQUITY FUND
                                     Summary
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INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The International Equity Fund seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

The Fund will invest at least 65% of its total assets in the stocks of companies domiciled in Europe and the Pacific Rim. The Fund normally intends to maintain investments in at least three different countries outside the United States.

Nicholas-Applegate Capital Management ("Nicholas-Applegate"), the Fund's Money Manager, uses quantitative and fundamental analysis to seek companies that are industry leaders in the process of positive change to construct a portfolio that generally parallels the countries comprising the Morgan Stanley Capital International ("MSCI") EAFE + EMF Index. The Money Manager attempts to exceed the total return of MSCI EAFE + EMF Index.

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PRINCIPAL INVESTMENT RISKS Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

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An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
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GRAPHIC                    INTERMEDIATE FIXED-INCOME FUND
                                     Summary
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INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The Intermediate Fixed-Income Fund seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and a dollar-weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate Index (the "LBGC Index").

Cypress Asset Management ("Cypress"), the Fund's Money Manager uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress seeks to enhance returns by systematically overweighting its investments in the corporate sector as compared to the index.

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PRINCIPAL INVESTMENT RISKS Interest Rate Risk. Increases in interest rates can cause the price of a debt security to decrease.

Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

[graphic] Foreign Exposure. Foreign securities, such as debt securities of foreign issuers, can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make investing in foreign securities more volatile and less liquid than U.S. investments.

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Help Box: DURATION. Duration, one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or security's price would be expected to change by approximately 1% with a 1% change in interest rates.
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GRAPHIC                    SHORT-INTERMEDIATE FIXED-INCOME FUND
                                     Summary
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INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and a dollar-weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate 1-5 Year Index (the "LBGC1-5 Index").

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investment in the corporate sector as compared to the index.

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PRINCIPAL INVESTMENT RISKS Interest Rate Risk. Increases in interest rates can cause the price of a debt security to decrease.

Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

[graphic] Foreign Exposure. Foreign securities, such as debt securities of foreign issuers, can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make investing in foreign securities more volatile and less liquid than U.S. investments.
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An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
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GRAPHIC                        MORTGAGE SECURITIES FUND
                                     Summary
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INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The Mortgage Securities Fund seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index").

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:
[GRAPHIC] controlled duration;
[GRAPHIC] relative  value  sector  rotation  and  security  selection;
[GRAPHIC] rigorous quantitative analysis to security valuation; and [GRAPHIC] quality credit analysis.

BlackRock's Investment Strategy Committee determines the firm's broad investment strategy based on macroeconomics and market trends, as well as input from Risk Management and Credit Committee professionals. Fund managers then implement this strategy by selecting the sectors and securities which offer the greatest relative value within investment guidelines.

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PRINCIPAL INVESTMENT RISKS Interest Rate Risk. Increases in interest rates can cause the price of a debt security to decrease.

Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

Issuer Risks. Changes in the financial conditions of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

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GRAPHIC                        U.S. GOVERNMENT MONEY FUND
                                     Summary
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INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The Fund follows industry standard requirements concerning the quality, maturity and diversification of its investments. The Fund seeks to maintain an average maturity of 90 days or less, while maintaining liquidity and maximizing current yield.
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PRINCIPAL INVESTMENT RISKS Interest Rate Risk. The Fund's yield will vary and is expected to react to changes in short-term interest rates.

Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in a Fund.
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                                   PERFORMANCE
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The following tables illustrate changes (and therefore, the risk elements) in the performance of Advisor Class Shares of the Funds, which are not offered through this prospectus, from year to year and compare the performance of Advisor Class Shares to the performance of a market index over time. The performance does not reflect certain expenses of Investor Class Shares, which, if reflected, would result in lower performance for the periods shown. As with all mutual funds, how the Funds have performed in the past is not an indication of how they will perform in the future.


GROWTH FUND
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[Bar Chart] Year-by-Year                     Average Annual Total Return
            Total Return                          As of 12/31/99
[Data Points]                                                  Life of
                                               1 Yr    5 Yr     Fund*
  1993       14.21                             ----    ----     -------
  1994        3.99            Fund
  1995       34.32            S&P 500/BARRA
  1996       19.83               Growth Index(1)
  1997       33.24            *8/24/92 inception date
  1998       46.65            **Index measured from 9/1/92
  1999
As of 12/31 each year
                              Best Quarter
                              Worst Quarter

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(1) THE S&P 500/BARRA GROWTH INDEX IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS.
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VALUE FUND
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[BAR CHART]  Year-by-Year                    Average Annual Total Return
             Total Return                         AS OF 12/31/99
[Data Points]
                                                                  Life of
1993     14.69                              1 Yr      5 Yr       Fund*
1994     -1.93                              ----      ----       -----
1995     33.25                Fund
1996     23.94                S&P500/BARRA
1997     32.94                   Value Index(1)
1998     12.89                *8/24/92 inception date
1999
As of 12/31 each year         **Index measured from 9/1/92

                              Best Quarter
                              Worst Quarter

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(1)THE S&P 500/BARRA VALUE INDEX IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS.

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                                   PERFORMANCE
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SMALL TO MID CAP FUND
---------------------                   Average Annual Total Return
                                             AS OF 12/31/99
[Bar Chart] Year-by-Year                                              Life of
             Total Return                              1 Yr    5 Yr    Fund*
             ------------                              ----    ----    -----
[Data Points]                      Fund
                                   Wilsire 4500
1993     14.39                          Index(1)
1994     -4.07                     Small to Mid
1995     31.98                          Cap Composite
1996     24.85                          Index(2)
1997     36.14
1998     15.98                     *8/24/92 inception date
1999                                **Index measured from 9/1/92
As of 12/31 each year
                                   Best Quarter
Average Annual Total Return        Worst Quarter
As of 12/31/99
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(1)THE WILSHIRE 4500 INDEX IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500.

(2) THE SMALL TO MID CAP COMPOSITE INDEX IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH COMBINES THE BARRA INSTITUTIONAL SMALL INDEX AND THE WILSHIRE 4500 INDEX. THE COMPOSITE IS INTENDED TO PROVIDE A BENCHMARK FOR COMPARISON THAT REFLECTS THE DIFFERENT INVESTMENT POLICIES THAT THE FUND HAS FOLLOWED IN THE PAST. IN AUGUST 1995, SHAREHOLDERS APPROVED CHANGES TO THE FUND'S INVESTMENT POLICIES TO CHANGE THE FUND FROM A SMALL CAP FUND TO A SMALL TO MEDIUM CAP FUND. ACCORDINGLY, PRIOR TO OCTOBER 1995, THE BARRA INDEX IS USED. STARTING OCTOBER 1995, THE WILSHIRE INDEX IS USED.
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INTERNATIONAL EQUITY FUND
-------------------------

[Bar Chart] Year-by-Year      Average Annual Total Return
             Total Return     As of 12/31/99
1995      7.63                                                    Life of
1996     13.78                                           1 Yr      Fund*
1997     10.96                                           ----      -----
1998     16.07
1999                          Fund
As of 12/31 each year         MSCI EAFE + EMF Index(1)
                              International Composite
                                Index(2)
                              *10/3/94 inception date
                              **Index measured from 11/1/94

                              Best Quarter
                              Worst Quarter


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(1)THE MSCI EAFE + EMF INDEX IS AN UNMANAGED INDEX OF 45 DEVELOPED (EXCLUDING THE UNITED STATES) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE.

(2) THE INTERNATIONAL COMPOSITE INDEX IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH COMBINES THE MSCI EAFE INDEX AND THE MSCI EAFE+EMF INDEX. THE COMPOSITE IS INTENDED TO PROVIDE A BENCHMARK FOR COMPARISON THAT REFLECTS THE DIFFERENT INVESTMENT POLICIES THAT THE FUND HAS FOLLOWED IN THE PAST. PRIOR TO MAY 1996, THE FUND DID NOT INVEST IN EMERGING MARKET SECURITIES. BEGINNING IN MAY 1996, THE FUND WAS PERMITTED TO DO SO. ACCORDINGLY, PRIOR TO MAY 1996, THE MSCI EAFE INDEX IS USED. STARTING IN MAY 1996, THE MSCI EAFE+EMF INDEX IS USED.

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                                   PERFORMANCE
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INTERMEDIATE FIXED-INCOME FUND
------------------------------

[Bar Chart] Year-by-Year      Average Annual Total Return
          Total Return        As of 12/31/99
[Data Points]                                                        Life of
                                               1 Yr       5 Yr       Fund*
1993     9.53                                  ----       ----       -----
1994    -5.24                 Fund
1995    18.26                 Lehman Govt/
1996     2.56                 Corp Index(1)
1997     8.62                 *6/15/92 inception date
1998     8.38                 **Index measured from 7/1/92
1999
As of 12/31 each year
                              Best Quarter
                              Worst Quarter

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(1)THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER.

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SHORT-INTERMEDIATE FIXED-INCOME FUND
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[Bar Chart] Year-by-Year      Average Annual Total Return
          Total Return          As of 12/31/99
[Data Points]                                                         Life of
1993     5.63                                   1 Yr        5 Yr      Fund*
1994    -1.42                                   ----        ----      -----
1995    11.42                 Fund
1996     3.63                 Lehman  Govt/
1997     6.33                 Corp1-5 Index(1)
1998     6.87                 * 5/18/92  inception date
1999                          **Index measured from 6/1/92
As of 12/31 each year
                              Best Quarter
                              Worst Quarter

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(1)THE LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS.

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                                   PERFORMANCE
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MORTGAGE SECURITIES FUND
------------------------

[Bar Chart] Year-by-Year      Average Annual Total Return
            Total Return      As of 12/31/99
[Data Points]                                                           Life of
                                                          1 Yr   5 Yrs  Fund*
1993     7.26                                             ----   -----  -----
1994    -1.65                 Fund
1995    16.03                 Lehman Mortgage-Backed
1996     4.95                      Securities Index(1)
1997     9.53                 *5/18/92 inception date
1998     6.43                 **Index measured from 6/1/92
1999
As of 12/31 each year         Best Quarter
                              Worst Quarter



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(1)THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA"), FEDERAL HOME LOAN MORTGAGE CORPORATIONS ("FHLMC") AND FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA").
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U.S. GOVERNMENT MONEY FUND
--------------------------

[Bar Chart] Year-by-Year           Average Annual Total Return
              Total Return         As of 12/31/99
[Data Points]                                                           Life of
                                                       1 Yr     5 Yr    Fund*
1993     2.81                                          ----     ----    -----
1994     3.70                      Fund
1995     5.33                      Salomon Brothers
1996     4.78                           U.S. 3 Mo.
1997     5.07                           T-bill Index
1998     5.00                      * 4/9/92 inception date
1999
As of 12/31 each year              **Index measured from 5/1/92

                                   Best Quarter
                                   Worst Quarter
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(1) THE SALOMON BROTHERS INDEX IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS.

THE U.S. GOVERNMENT MONEY FUND'S 7-DAY EFFECTIVE YIELD ON 12/31/99 WAS ____. FOR THE FUND'S CURRENT YIELD, CALL TOLL-FREE (800) 759-3504.
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                             EQUITY FUNDS' EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Equity Funds.

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                                                     GROWTH            VALUE        SMALL TO MID     INTL EQUITY
                                                                                         CAP
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SHAREHOLDER FEES (1) (2)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge  imposed on Purchases (as a      none             none             none         none
percent of offering price)
Maximum  Sales  Charge   imposed  on  Reinvested      none             none             none         none
Dividends
Maximum Deferred Sales Charge                         none             none             none         none
Redemption Fee (3)                                    none             none             none         none
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ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees (4)                                   0.__%            0.__%            ____%        ____%
Distribution & Service Fees(5)                        0.25             0.25             0.25         0.25
  Other Expenses                                      ____             ____             ____         ____
  Administrative Services Fees(6)                     0.25             0.25             0.25         0.25
Total Other Expenses                                  0.__%            0.__%            0.__%        0.__%
                                                      ----             ----             ----         ----
Total Annual Fund Operating Expenses                  ____             ____             ____         ____
                                                      ====             ====             ====         ====

----------------------------------------------------------------------------------------------------------------

----------
(1) Shares of the Funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2) An annual maintenance fee of $25.00 may be charged by Accessor Capital, as the transfer agent ("Transfer Agent") to each IRA with an aggregate balance of less than $10,000 on December 31 of each year.
(3) The Transfer Agent may charge a processing fee of $10.00 for each check redemption request.
(4) Management fees consist of the management fee paid to Accessor Capital and the fees paid to the Money Managers of the Funds.

(5) The fee paid pursuant to the Rule 12b-1 Distribution and Service Plan may not exceed 0.25% of the annual net assets attributable to the Fund's Investor Class Shares.
(6) Pursuant to an Administrative Services Plan, Accessor Funds may pay financial intermediaries who have entered into arrangements with Accessor Funds up to 0.25% of the average daily net assets attributable Investor Class Shares of the Funds.

Expense Example

The Example shows what an investor in Investor Class Shares of a Fund could pay over time. It is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


================================================================================
                     One Year          Three Years     Five Years       10 Years

Growth
Value
Small to Mid Cap
International Equity
================================================================================

                          FIXED-INCOME FUNDS' EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fixed-Income Funds.

-----------------------------------------------------------------------------------------------------------
                                                    Intermediate    Short-Int      Mortgage       U.S. Govt
                                                    Fixed           Fixed          Securities     Money
-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES(1)
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum  Sales Charge  imposed on Purchases
      (as a percent of offering price)              none           none            none           none
Maximum Sales Charge imposed on
     Reinvested Dividends                           none           none            none           none
Maximum Deferred Sales Charge                       none           none            none           none
Check Redemption Fee (3)                            none           none            none           none

-----------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
   (expenses that are  deducted from Fund
   assets)
Management Fees (4)                                  0.__%         0.__%           0.__%           0.__%
Distribution & Service Fees(5)                       0.25          0.25            0.25            0.25
  Other Expenses                                      ____             ____             ____         ____
  Administrative Services Fees(6)                     0.25             0.25             0.25         0.25
Total Other Expenses                                  0.__%            0.__%            0.__%        0.__%
                                                      ----             ----             ----         ----
Total Annual Fund Operating Expenses                 0.__          0.__            0.__            0.__
                                                     ====          ====            ====            ====
-----------------------------------------------------------------------------------------------------------

----------
(1) Shares of the Funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.
(2) An annual maintenance fee of $25.00 may be charged by Accessor Capital, as the transfer agent ("Transfer Agent") to each IRA with an aggregate balance of less than $10,000 on December 31 of each year.
(3) The Transfer Agent may charge a processing fee of $10.00 for each check redemption request.
(4) Management fees consist of the management fee paid to Accessor Capital and the fees paid to the Money Managers of the Funds. Accessor Capital receives only the management fee and not a Money Manager fee for the U. S. Government Money Fund that it manages directly.

(5) The fee paid pursuant to the Rule 12b-1 Distribution and Service Plan may not exceed 0.25% of the annual net assets attributable to the Fund's Investor Class Shares.
(6) Pursuant to an Administrative Services Plan, Accessor Funds may pay financial intermediaries who have entered into arrangements with Accessor Funds up to 0.25% of the average daily net assets attributable Investor Class Shares of the Funds.

Expense Example

The Example shows what an investor in Investor Class Shares of a Fund could pay over time. It is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


================================================================================
                                   One Year  Three Years   Five Years   10 Years

Intermediate Fixed-Income
Short-Intermediate Fixed-Income
Mortgage Securities
U.S. Government Money
================================================================================

--------------------------------------------------------------------------------
                     EQUITY FUNDS' OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

GROWTH FUND
-----------

         Investment Objective The Growth Fund seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the S&P 500.

         Investment Strategy The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to exceed the total return performance of the S&P 500/BARRA Growth Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Under normal circumstances, up to 20% of the Fund's net assets may be invested in common stocks of foreign issuers with large market capitalizations whose securities have greater than average growth characteristics. The Fund may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

VALUE FUND
----------

         Investment Objective The Value Fund seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the S&P 500.

         Investment Strategy The Fund seeks to achieve its objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries; or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Money Manager will attempt to exceed the total return performance of the S&P 500/BARRA Value Index over a market cycle of five years. Under normal circumstances, up to 20% of the Fund's net assets may be invested in income producing equity securities of foreign issuers with large market capitalizations. The Fund may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation.

         Value stocks contained in the S&P 500 have generated less current income in recent years than they have in earlier periods.

--------------------------------------------------------------------------------
                     EQUITY FUNDS' OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND
---------------------

         Investment  Objective  The Small to Mid Cap Fund seeks  capital  growth
through   investing   primarily  in  equity   securities   of  small  to  medium
capitalization issuers.


          Investment Strategy The Fund seeks to achieve its objective by investing at least 65% of the value of its total assets in stocks of small and medium capitalization issuers. The Fund will maintain an average market capitalization similar to the average market capitalization of the Wilshire 4500 Index, and will attempt to have a roughly similar distribution of stocks by market capitalization as the Wilshire 4500 Index. Generally, small capitalization issuers are issuers that have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Under normal circumstances, up to 20% of the Fund's net assets may be invested in common stocks of foreign issuers with small to medium market capitalizations. The Fund may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation.


INTERNATIONAL EQUITY FUND
-------------------------

         Investment Objective The International Equity Fund seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

Investment Strategy The Fund seeks to achieve its objective by investing at least 65% of its total assets principally in stocks issued by companies domiciled in Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) and the Pacific Rim (including Australia, Hong Kong, Japan, New Zealand and Singapore). The Fund may also invest in securities of countries generally considered to be emerging or developing countries by the World Bank, the International Finance Corporation, the United Nations or its authorities ("Emerging Countries"). The Fund intends to maintain investments in at least three different countries outside the United States. The Fund may invest up to 20% of its net assets in fixed-income securities, including instruments issued by foreign governments and their agencies, and in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. The Money Manager will attempt to exceed the net yield (after withholding taxes) of the MSCI EAFE + EMF Index.

--------------------------------------------------------------------------------
                  EQUITY FUNDS' PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
         Many factors affect each Fund's performance. A Fund's share price changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

         In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

         Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders.

         Each Fund's investment objective stated in the Equity Funds' Objectives and Strategies section is fundamental and may not be changed without shareholder approval.

PRINCIPAL SECURITY TYPES
------------------------

Equity Securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

PRINCIPAL RISKS
---------------


[GRAPHIC]Stock Market Volatility. Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that are subject to an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis.


[GRAPHIC]Sector Risk. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

[GRAPHIC]Company Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller capitalization issuers can be more volatile than that of larger issuers.

--------------------------------------------------------------------------------
                  EQUITY FUNDS' PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
[GRAPHIC]Foreign Exposure. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

[GRAPHIC]Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic regulatory and political uncertainties. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

[GRAPHIC] Interest Rate Changes. The stock market is dependent on general economic conditions. Changes in interest rates can affect the performance of the stock market.
--------------------------------------------------------------------------------
                  FIXED-INCOME FUNDS' OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
------------------------------

         Investment Objective The Intermediate Fixed-Income Fund seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and a dollar-weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate Index (the "LBGC Index") or another relevant index approved by the Board of Directors.


         Investment Strategy The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar-weighted average duration of between three and ten years. The Fund invests principally in debt securities with durations of between three and ten years and rated A or higher by Standard & Poor's Corporation ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") at the time of purchase. The Fund may invest up to 20% of the net assets of the Fund in securities rated BBB by S&P or Baa by Moody's and up to 6% of the net assets of the Fund in securities rated BB by S&P or Ba by Moody's. The Money Manager may also invest in debt securities not rated by S&P or Moody's if the Money Manager or Accessor Capital determines the securities to be of comparable quality to rated securities at the time of purchase. The Fund may invest in the following debt securities: 1) corporate bonds, 2) U.S. government and agency bonds, and 3) mortgage asset backed securities.

         Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower quality debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.



SHORT-INTERMEDIATE FIXED INCOME FUND
------------------------------------

         Investment Objective The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and a dollar-weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate 1-5 Year Index (the "LBGC 1-5 Index) or another relevant index approved by the Board of Directors.


          Investment Strategy The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar-weighted average duration of not less than two years nor more than five years. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by Standard & Poor's Corporation ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") at the time of purchase. The Fund may invest up to 20% of the net assets of the Fund in securities rated BBB by S&P or Baa by Moody's and up to 6% of the net assets of the Fund in securities rated BB by S&P or Ba by Moody's. The Money Manager may also invest in debt securities not rated by S&P or Moody's if the Money Manager or Accessor Capital determines the securities to be of comparable quality to rated securities at the time of purchase. The Fund may invest in the following debt securities: 1) corporate bonds, 2) U.S. government and agency bonds, and 3) mortgage asset backed securities.

          Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower quality debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC1-5 Index. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


--------------------------------------------------------------------------------
                  FIXED-INCOME FUNDS' OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
------------------------

         Investment Objective The Mortgage Securities Fund seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index") or another relevant index approved by the Board of Directors.

         Investment Strategy The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in mortgage related securities. The Fund invests principally in mortgage related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and will only invest in non-U.S. Government mortgage related securities rated A or higher by S&P or Moody's or determined to be of equivalent quality by the Money Manager or Accessor Capital at the time of purchase.

         Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

U.S. GOVERNMENT MONEY FUND
--------------------------

         Investment Objective The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Investment Strategy The Fund follows industry guidelines concerning the quality and maturity of its investments. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of the Fund's total assets in fixed-income securities. The Fund may enter into repurchase agreements collateralized by U.S. Government securities.

         The U.S. Government Money Fund seeks to maintain a stable share par value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

--------------------------------------------------------------------------------
               FIXED-INCOME FUNDS' PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
         Many factors affect each Fund's performance. A Fund's yield and (except the U.S. Government Money Fund's) share price changes daily based on changes in the financial markets, and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.

         In response to market, economic, political or other conditions, each Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

         Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds and may result in increased taxable distributions to shareholders.

         Each Fund's investment objective stated in the Fixed-Income Funds' Objectives and Strategies section is fundamental and may not be changed without shareholder approval.

PRINCIPAL SECURITIES
--------------------

[graphic]Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

[graphic]Mortgage Related Securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

[graphic]U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

[graphic]Money market securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

[graphic]Repurchase Agreements are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

PRINCIPAL RISKS
---------------

[graphic]Bond Market Volatility. Individual securities are expected to fluctuate in response to issuers, general economic and market changes. An individual security or category of securities may, however, fluctuate more or less than the market as a whole.

[graphic]Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity-shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

[graphic]Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise and rises when interest rates fall. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. In addition, short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Prepayments on assets underlying mortgage or other asset backed securities held by a Fund can adversely affect those securities' yield and price. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well.

[graphic]Prepayment Risk. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

[graphic] Inflation Risk. The real value of the U.S. Government Money Market Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.


[graphic]Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower quality debt securities and comparable unrated debt securities in which a Fund may invest are more susceptible to these problems than higher quality obligations.

          The U.S. Government Money Fund invests in repurchase agreements, agencies and government securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. securities in creditworthiness. Repurchase agreements are corporate debt but are 102% collateralized by agency and/or government debt obligations.

[graphic]Lower Rated Debt Securities. Debt securities rated lower than BBB or lower than Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks that higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debts securities.

[graphic]Foreign Exposure. Foreign securities, foreign currencies and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
Manager and Administrator Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital invests the assets of the U.S. Government Money Fund. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Deo is also responsible for managing the liquidity reserves of each Fund. The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

         Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the following percentage of each Fund's average daily net assets:

--------------------------------------------------------------------------------
                                              Management Fee to Accessor Capital
                                                         (as a percentage of
         Fund                                   average daily net assets)
--------------------------------------------------------------------------------

         Growth                                          0.45%
         Value                                           0.45%
         Small to Mid Cap                                0.60%
         International Equity                            0.55%
         Intermediate Fixed-Income                       0.36%
         Short-Intermediate Fixed-Income                 0.36%
         Mortgage Securities                             0.36%
         U.S. Government Money                           0.25%
--------------------------------------------------------------------------------
Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.13% of the average daily net assets of each Fund and (ii) a transaction fee of $.50 per transaction.

On the following pages is information on each Fund's Money Manager and a description of how each Money Manager is compensated for the services it provides.


Each Fund paid the following management fees in fiscal year 1999 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:

--------------------------------------------------------------------------------
         Fund                                          Total Management Fees
                                                   (as a percentage of average
                                                            net assets)

                                                            For fiscal year 1999

--------------------------------------------------------------------------------
         Growth                                                    %
         Value                                                     %
         Small to Mid Cap                                          %
         International Equity                                      %
         Intermediate Fixed-Income                                 %
         Short-Intermediate Fixed-Income                           %
         Mortgage Securities                                       %
         U.S. Government Money Fund:                               %
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

GROWTH FUND
-----------

Money Manager Chicago Equity Partners, 231 South LaSalle Street, Suite 413, Chicago, IL 60697

Chicago Equity Partners utilizes a team approach to managing portfolios. David Johnson is the Senior Portfolio manager responsible for the day to day management of the Fund. David has been with Chicago Equity Partners and its predecessors for over 23 years.

For the first five calendar quarters of management of the Growth Fund by Chicago Equity Partners, they will earn a management fee of 0.20% that consists of a basic fee of 0.10% and a portfolio management fee of 0.10%.

Prior to Chicago Equity Partners, Geewax, Terker & Company was the money manager of the Growth Fund. The former money manager managed the Fund from July 27, 1997 until April 28, 2000. Geewax Terker earned a management fee calculated and paid quarterly that consisted of a basic fee and a performance fee. This is the same fee structure that Chicago Equity Partners will earn once they have completed five complete calendar quarters. Beginning with the sixth calendar quarter of management by Chicago Equity Partners, the basic fee will be equal to an annual rate of 0.10 % of the Growth Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Growth Fund's performance exceeds or trails that of the S&P 500/BARRA Growth Index during the applicable measurement period based on the following schedule:


                  Average Annual Performance                                              Total
                  Differential vs.                                         Annual         Annual
    Basic Fee     Benchmark Index                                      Performance Fee     Fee
    ---------     ---------------                                      ---------------     ---
    0.10%         Greater Than or Equal to 2.00%                             0.22%        0.32%
                  Greater Than or Equal to 1.00% and Less Than  2.00%        0.20%        0.30%
                  Greater Than or Equal to 0.50% and Less Than  1.00%        0.15%        0.25%
                  Greater Than or Equal to 0.00% and Less Than  0.50%        0.10%        0.20%
                  Greater Than or Equal to -0.50% and Less Than 0.00%        0.05%        0.15%
                  Less Than -0.50%                                           0.00%        0.10%

During the period from the sixth calendar quarter through the 13th calendar quarter of Chicago Equity Partners management of the Growth Fund, the applicable measurement period will be the entire period since the commencement of their management of the Growth Fund with the exception of the quarter immediately preceding the date of calculation.

Commencing with the 14th quarter of Chicago Equity Partners' management of the Growth Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, except for the quarter immediately preceding the date of calculation.



Under the performance fee formula, Chicago Equity Partners will receive a performance fee if the Growth Fund's performance either exceeds the S&P 500/BARRA Growth Index, or trails the S&P 500/BARRA Growth Index by no more than 0.50%.


Under certain circumstances, Chicago Equity Partners may receive a performance fee even if the Growth Fund's total return is negative.


--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND
----------

MONEY MANAGER Martingale Asset Management, 222 Berkeley Street, Boston, MA 02116

William E. Jacques, Chief Investment Officer since joining Martingale in 1987, is primarily responsible for the investment decisions for the Value Fund. Douglas E. Stark is primarily responsible for the day-to-day management of the Value Fund. Mr. Stark joined Martingale in 1996. Before joining Martingale, Mr. Stark was Senior Vice President and Fund Manager at InterCoast Capital Company from 1994 to 1996. Prior to that, he was Vice President and managed international stock portfolios at State Street Global Advisors, an area of State Street Bank and Trust Company, from 1990 until 1994.

Martingale earns a management fee calculated and paid quarterly that consists of a basic fee and a performance fee. The basic fee is equal to an annual rate of
0.10 % of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Value Fund's performance exceeds or trails that of the S&P 500/BARRA Value Index during the applicable measurement period based on the following schedule:


                  Average Annual Performance                                              Total
                  Differential vs.                                         Annual         Annual
    Basic Fee     Benchmark Index                                      Performance Fee     Fee
    ---------     ---------------                                      ---------------     ---
    0.10%         Greater Than or Equal to 2.00%                             0.22%        0.32%
                  Greater Than or Equal to 1.00% and Less Than  2.00%        0.20%        0.30%
                  Greater Than or Equal to 0.50% and Less Than  1.00%        0.15%        0.25%
                  Greater Than or Equal to 0.00% and Less Than  0.50%        0.10%        0.20%
                  Greater Than or Equal to -0.50% and Less Than 0.00%        0.05%        0.15%
                  Less Than -0.50%                                           0.00%        0.10%

As of the 14th quarter (1st quarter 1996) of Martingale's management of the Value Fund, the applicable measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Martingale will receive a performance fee if the Value Fund's performance either exceeds the S&P 500/BARRA Value Index, or trails the S&P 500/BARRA Value Index by no more than 0.50%. Under certain circumstances, Martingale may receive a performance fee even if the Value Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND
---------------------

Money Manager Symphony Asset Management LLC, 555 California Street, San Francisco, CA 94104

Praveen K. Gottipalli is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Fund; he is assisted by David Wang. Mr. Gottipalli has been Director of Investments with Symphony and its predecessor entities since March 1994. From 1985 to 1994, he was with BARRA, Inc., where he was Director of the Active Strategies Group. Since May 1994, Mr. Wang has been a portfolio manager with Symphony Asset Management, Inc., which owns 50% of Symphony Asset Management LLC. From 1993 to 1994, Mr. Wang was a Programmer-Analyst with BARRA, Inc.

Symphony earns a management fee calculated and paid quarterly that consists of a performance fee. The performance fee for any quarter depends on the percentage amount by which the Small to Mid Cap Fund's performance exceeds, or trails that of the Wilshire 4500 Index during the applicable measurement period based on the following schedule:

                   Average Annualized
                  Percentage Differential                       Annualized
                  vs. Wilshire 4500 Index                     Performance Fee
                  -----------------------                     ----------------

         Greater Than or Equal to 3.00%                            0.42%
         Greater Than or Equal to 2.00% and Less Than 3.00%        0.35%
         Greater Than or Equal to 1.00% and Less Than 2.00%        0.30%
         Greater Than or Equal to 0.50% and Less Than 1.00%        0.25%
         Greater Than or Equal to 0.00% and Less Than 0.50%        0.20%
         Greater Than or Equal to -0.50% and Less Than 0.00%       0.15%
         Greater Than or Equal to -1.00% and Less Than -0.50%      0.10%
         Greater Than or Equal to -1.50% and Less Than -1.00%      0.05%
         Less Than -1.50%                                          0.00%


As of the 14th quarter (1st quarter 1999) of Symphony's management of the Small to Mid Cap Fund, the applicable measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Symphony will receive a performance fee if the Small to Mid Cap Fund's performance either exceeds the Wilshire 4500 Index, or trails the Wilshire 4500 Index by no more than 1.50%. Under certain circumstances, Symphony may receive a performance fee even if the Small to Mid Cap Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------

Money Manager Nicholas-Applegate Capital Management, 600 West Broadway, 29th Floor, San Diego, CA 92101

Catherine Somhegyi, Lawrence S. Speidell and Loretta J. Morris are primarily responsible for making the day-to-day management and investment decisions for the International Equity Fund. Ms. Somhegyi, Chief Investment Officer, Global Equity Management, joined Nicholas-Applegate in 1987. Mr. Speidell, Partner and Director of Global and Systematic Fund Management, joined Nicholas-Applegate in 1994. From 1983 to 1994, Mr. Speidell was a portfolio manager for Batterymarch Financial Management. Ms. Morris, Partner and Senior Fund Manager, International, joined Nicholas-Applegate in 1990.


On August 19, 1999, the Board of Directors of Accessor Funds, amended the Money Manager Agreement with Nicholas-Applegate, to change the schedule of fees payable to the Money Manager, effective September 1, 1999. Prior to the change, the Money Manager received a basic fee at the annual rate of 0.20% the International Equity Fund's average daily net assets; there was no limit on the maximum amount of the basic fee. After the change, the basic fee was limited to a maximum fee of $400,000 annually. In substance, when the International Equity Fund's assets exceed $200,000,000, the basic fee is never more than $400,000 annually.

Nicholas-Applegate earns a management fee calculated and paid quarterly that consists of a basic fee and a performance fee. The basic fee is equal to an annual rate of 0.20% of the Fund's average daily net assets up to a maximum of $400,000 annualized. The performance fee for any quarter depends on the percentage amount by which the International Equity Fund's performance exceeds or trails that of the MSCI EAFE+EMF Index during the applicable measurement period based on the following schedule:




Average Annual Performance                                               Total
Differential vs.                                        Annual           Annual
Benchmark Index                                     Performance Fee       Fee
---------------                                     ---------------       ---

Greater Than or Equal to 4.00%                         0.40%              0.60%
Greater Than or Equal to 2.00% and Less Than 4.00%     0.30%              0.50%
Greater Than or Equal to 0.00% and Less Than 2.00%     0.20%              0.40%
Greater Than or Equal to -2.00% and Less Than 0.00%    0.10%              0.30%
Less Than -2.00%


Example: If Nicholas-Applegate is outperforming the Index by more than 4% per year, then the following table shows the annualized total fee at various asset levels:



 Asset Level     New Total Annual Fee                   Old Total Annual Fee

 $150 million    0.20% + 0.40% = 0.60%                  0.20% + 0.40% = 0.60%
 $200 million    $400,000 (or 0.20%) + 0.40% = 0.60%    0.20% + 0.40% = 0.60%
 $250 million    $400,000 (or 0.16%) + 0.40% = 0.56%    0.20% + 0.40% = 0.60%
 $300 million    $400,000 (or 0.13%) + 0.40% = 0.53%    0.20% + 0.40% = 0.60%
 $350 million    $400,000 (or 0.11%) + 0.40% = 0.51%    0.20% + 0.40% = 0.60%
 $400 million    $400,000 (or 0.10%) + 0.40% = 0.50%    0.20% + 0.40% = 0.60%

As of the 14th quarter (2nd quarter 1998) of Nicholas-Applegate's management of the International Equity Fund, the applicable measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Nicholas-Applegate will receive a performance fee if the International Equity Fund's performance either exceeds the MSCI EAFE + EMF Index, or trails the MSCI EAFE + EMF Index by no more than 2.00%. Under certain circumstances, Nicholas-Applegate may receive a performance fee even if the International Equity Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME
SHORT-INTERMEDIATE FIXED-INCOME
-------------------------------

Money Manager Cypress Asset Management, 26607 Carmel Center Place, Carmel, CA 93923

Cypress became the Money Manager of the Funds on September 21, 1998. Mr. Xavier Urpi, President and Chief Investment Officer, is primarily responsible for the day-to-day management and investment decisions and is assisted by Ms. Rosemary Brooks, Manager of Operations. Mr. Urpi founded Cypress in 1995. Prior to that, Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995. Ms. Brooks joined Cypress in January 1998. Prior to that, Ms. Brooks was owner of Brooks Finance, and a registered representative with H.D. Vest from June 1994 to July 1997.

Cypress earns a management fee from each Fund calculated and paid quarterly that consists of a basic fee and a portfolio management fee. During the first five complete calendar quarters of management, the basic fee and the portfolio management fee are both equal to an annual rate of 0.02% and 0.02% respectively, or a total of 0.04% of each Fund's average daily net assets.

The overall maximum fee for the first five complete calendar quarters payable to the former money managers was 0.15% (comprised of a basic fee of 0.07% and a portfolio management fee of 0.08%). Although each Fund has currently negotiated a reduction in the Money Manager fee to a maximum of 0.04% payable to Cypress during the first five calendar quarters of management, it is possible that in the future the fee could be modified. In no event, however, shall the maximum Money Manager fee payable by these Funds be greater than 0.15% during the first five complete calendar quarters, without a vote of the shareholders.

Beginning with the sixth complete calendar quarter, Cypress will earn the basic fee described above and a performance fee, calculated and paid quarterly. The performance fee for any quarter depends on the percentage amount by which each Fund's performance exceeds or trails that of its respective Benchmark Index, the Lehman Brothers Government/Corporate Index (Intermediate Fixed-Income) and the Lehman Brothers Government/Corporate 1-5 Year Index (Short-Intermediate Fixed-Income) during the applicable measurement period based on the following schedule:
                 Average Annual
                 Performance                                          Total
                 Differential vs.            Annual                   Annual
   Basic Fee     Benchmark Index          Performance Fee              Fee
   ---------     ---------------          ---------------              ---

   0.02%         Less Than 0.35%             0.00%                    0.02%
                 Greater Than or
                 Equal to 0.35% and
                 Less than or Equal
                 to 0.50%                    0.05%                    0.07%
                 Greater Than 0.50% and
                 Less than or Equal          0.05% plus 1/2
                 to 0.70%                    (P-0.50%)*            Up to 0.17%
                 Greater Than 0.70%          0.15%                     0.17%
--------------------------------------------------------------------------------
*P = PERFORMANCE. EXAMPLE: IF CYPRESS OUTPERFORMS THE BENCHMARK INDEX BY 0.60%, THE FEE WOULD BE CALCULATED AS [0.02% BASIC FEE + 0.05% PERFORMANCE FEE + {(0.60%-0.50%)/2}] = 0.12%
--------------------------------------------------------------------------------

The measurement period from the sixth calendar quarter (2nd quarter 2000) through the 13th calendar quarter (2nd quarter 2002) of Cypress' management of each Fund will be the entire period since the commencement of Cypress' management of each Fund, excluding the quarter immediately preceding the date of calculation. Commencing with the 14th quarter (3rd quarter 2002) of Cypress' management of each Fund, the applicable measurement period will consist of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation.

Under the performance fee formula, Cypress will receive a performance fee if either Intermediate Fixed-Income Fund's or Short-Intermediate Fixed-Income Fund's performance either exceeds the Lehman Brothers Government/Corporate Index or the Lehman Brother Government/Corporate 1-5 Year Index, respectively, or trails the respective Index by no more than 0.35%. Under certain circumstances, Cypress may receive a performance fee even if a Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
------------------------

MONEY MANAGER   BlackRock Financial Management, Inc., 345 Park Place, New York,
                NY  10154

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the
Mortgage Securities Portfolio. Mr. Phillips' primary responsibility is the management of the firm's investment activities in fixed-rate mortgage securities, including pass-throughs and CMOs. He directs the development of investment strategy and coordinates execution for all client portfolios. Prior to joining BlackRock in 1991, Mr. Phillips was a portfolio manager at Metropolitan Life Insurance Company.

The Mortgage Securities Fund pays BlackRock a management fee that consists of a basic fee and a performance fee. The management fee is calculated and paid quarterly. The basic fee is equal to an annual rate of 0.07% of the Fund's average daily net assets. The performance fee for any quarter depends on the percentage amount by which the Mortgage Securities Fund's performance exceeds or trails that of the Lehman Brothers Mortgage-Backed Securities Index during the applicable measurement period based on the following schedule:


                 Average Annual
                 Performance                                          Total
                 Differential vs.            Annual                   Annual
   Basic Fee     Benchmark Index          Performance Fee              Fee
   ---------     ---------------          ---------------              ---

   0.07%         Greater Than or Equal
                 To 2.00%                     0.18%                   0.25%

                 Greater Than or
                 Equal To 0.50% and
                 Less Than 2.00%              0.16%                   0.23%

                 Greater Than or
                 Equal To 0.25% and
                 Less Than 0.50%              0.12%                   0.19%

                 Greater Than or
                 Equal To -025. and
                 Less Than 0.25%              0.08%                   0.15%

                 Greater Than -0.50% and
                 Less Than -0.25%             0.04%                   0.11%

                 Greater Than or
                 Equal To -0.50%              0.00%                   0.07%

The measurement period consists of the 12 most recent calendar quarters, excluding the quarter immediately preceding the date of calculation. Under the performance fee formula, BlackRock will receive a performance fee if the Mortgage Securities Fund's performance either exceeds, or trails the Lehman Brothers Mortgage-Backed Securities Index by no more than 0.50%. Under certain circumstances, BlackRock may receive a performance fee even if the Mortgage Securities Fund's total return is negative.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
U.S. Government Money Fund

Manager Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee, as previously described, for this service.

--------------------------------------------------------------------------------
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE
-----------------
[Graphic] Financial Intermediaries. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets, who may receive a payment from Accessor Funds for distribution, shareholder services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated NAV. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class Shares, such as investment minimums, redemption fees and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

[Graphic] Direct. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.

--------------------------------------------------------------------------------
[HELP BOX: Investor Class shares may not be purchased on days when the NYSE is closed for trading: New Year's Day, Martin Luther King, Jr., Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.]
--------------------------------------------------------------------------------

HOW TO PURCHASE
---------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in proper form prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. If Accessor Capital receives a purchase order for shares of U.S. Government Money Fund on any business day and the invested monies are wired before 9:00 a.m., Pacific time, the investor will be entitled to receive that day's dividend. Otherwise, Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time, on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

[GRAPHIC] BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                  Accessor Funds, Inc.
                  P. 0. Box 1748
                  Seattle, WA 98111-1748

[GRAPHIC] BY FEDERAL FUNDS WIRE. Wire instructions are included with the account application.

[GRAPHIC] BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

[GRAPHIC] BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Investor Class Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
IRAS/ROTH IRAS
--------------

Investors may purchase Investor Class Shares through an Individual or Roth Retirement Custodial Account Plan. An IRA or Roth IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year will be assessed a $25.00 fee. Copies of an IRA or Roth IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

--------------------------------------------------------------------------------
                              Investment Minimums
-------------------------------------------------------------------------------
Regular Accounts                         Retirement Accounts
--------------------------------------------------------------------------------
Initial Investment                       Initial Investment
One Fund only:    $5,000                 Traditional IRA/  $2,000 aggregated
Multiple Funds:   $10,000 aggregated     Roth IRA:            among the Funds
                    among the Funds
Additional Investment(s)

One Fund only:    $1,000                 Additional Investment(s)
Multiple Funds:   $2,000 aggregated      Traditional IRA/  $2,000 aggregated
                    among the Funds      Roth IRA:            among the Funds

--------------------------------------------------------------------------------
ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

SHARE PRICING
-------------

Investors purchase Investor Class Shares of a Fund at its net asset value per share ("NAV"). The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds.

MARKET TIMING
-------------


Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. A Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Moreover, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and accounts under common ownership or control.


FOR MORE INFORMATION
--------------------

For additional information about purchasing shares of the Accessor Funds, please contact us at (800) 759-3504.

--------------------------------------------------------------------------------
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in proper form by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Shares will be exchanged at the next NAV calculated after Accessor Capital receives the exchange request in proper form. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Shareholders should read the prospectus of any other Fund into which they are considering exchanging.


EXCHANGES THROUGH ACCESSOR FUNDS
--------------------------------

Accessor Funds does not currently charge fees on exchanges directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

[GRAPHIC] BY MAIL.  Share exchange instructions may be mailed to:
                  Accessor Funds, Inc.
                  P. O. Box 1748
                  Seattle, WA 98111-1748

[GRAPHIC] BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

AN EXCHANGE OF SHARES FROM A FUND INVOLVES A REDEMPTION OF THOSE SHARES AND WILL BE TREATED AS A SALE FOR TAX PURPOSES.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

--------------------------------------------------------------------------------
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in proper form by the Fund or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Shares will be redeemed at the next NAV calculated after Accessor Capital receives the redemption request in proper form. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

[GRAPHIC] BY MAIL.  Redemption requests may be mailed to:
         Accessor Funds, Inc.
         P. 0. Box 1748
         Seattle, WA 98111-1748

[GRAPHIC] BY FAX. Redemption requests may be faxed to Accessor Funds at (206) 224-4274.

[GRAPHIC] BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, the Accessor Funds may use reasonable procedures to verify telephone requests.


Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing and signed by all shareholders of record. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check.


--------------------------------------------------------------------------------
Help Box:
Redemption  requests  for shares that were  purchased by check will be honored at the next NAV calculated after receipt of the redemption request. However, redemption proceeds will not be transmitted until the check used for the investment has cleared.
--------------------------------------------------------------------------------

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities.

[GRAPHIC] SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

[GRAPHIC] LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

In the event of an emergency as determined by Accessor Funds, it may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

--------------------------------------------------------------------------------
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
[GRAPHIC] DIVIDENDS. Each Fund intends to annually distribute as dividends to its shareholders substantially all of its net investment income. The Board of Directors presently intends to declare dividends on the following schedule:


--------------------------------------------------------------------------------
Fund                              Declared                         Payable
--------------------------------------------------------------------------------
Growth                            Quarterly, on last           1st business day
Value                             business day of quarter*     following end of
Small to Mid Cap                                               calendar quarter
--------------------------------------------------------------------------------
International                     Annually, 2nd to last        Last business day
                                  business day                  of Calendar year
                                  of calendar year*
--------------------------------------------------------------------------------
Intermediate Fixed-Income         Monthly, on last            First business day
Short-Intermediate Fixed-Income business day of month* of following month Mortgage Securities
--------------------------------------------------------------------------------
U.S. Government Money             Daily                       First business day
                                                              of following month
--------------------------------------------------------------------------------
*Except, that in December the dividend is declared on the second or third to last business day and paid the next day for operational convenience.


[GRAPHIC] OTHER DISTRIBUTIONS. The Board of Directors intends to distribute to each Fund's shareholders substantially all of its net realized long- and short-term capital gains and net realized gains from foreign currency transactions (if any) annually, generally in mid-December. A Fund may need to make additional distributions at year-end to avoid federal income or excise taxes.

[GRAPHIC] AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of a Fund will be automatically reinvested in additional Investor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders may alternatively choose to invest dividends or other distributions in Investor Class Shares of any other Fund.

--------------------------------------------------------------------------------
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------
The Funds generally value their securities using market quotations. However, short-term debt securities maturing in less than 60 days are valued using amortized cost, and securities for which market quotations are not readily available are valued at fair value. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Director's believes accurately reflects fair value.

--------------------------------------------------------------------------------
                                    TAXATION
--------------------------------------------------------------------------------
Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains and gains from certain foreign currency transactions are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% for non-corporate shareholders). The rate of tax to a shareholder on distributions from a Fund of capital gains ordinarily depends on the length of time the Fund held the securities that generated the gain, not the length of time the shareholder owned his or her shares.

Certain dividends and other distributions declared by a Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes. After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. Funds may be required to withhold and remit to the U.S. Treasury 31% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Shareholders should consult a tax adviser for further information regarding the federal, state, and local tax consequences of an investment in Investor Class Shares.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION.

--------------------------------------------------------------------------------
         DISTRIBUTION AND SERVICE PLAN AND ADMINISTRATIVE SERVICES PLAN
--------------------------------------------------------------------------------
         Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Fund to pay financial intermediaries for sales and distribution-related activities and for providing non-distribution related shareholder services. The fee under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually of the Investor Class assets.

         Accessor Funds has also adopted an Administrative Services Plan which allows the Investor Class Shares of the Fund to pay financial intermediaries for non-distribution related administrative services provided to shareholders. The administrative services fees will not exceed 0.25% annually of the Investor Class assets.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, for the Investor Class Shares of the Fund, the period of the Investor Class Shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS                  INVESTOR  CLASS
                                             1999      1998          1997          1996          1995         1999          1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                 $  21.57       $ 19.51       $ 17.99      $ 14.37       $             $ 26.38

INVESTMENT OPERATIONS:
Net investment income (loss)                             0.04          0.13          0.19         0.15                       -0.05
Net realized and unrealized gain
on investments                                           9.91          6.31          3.35         4.76                        4.52
Total from investment operations                         9.95          6.44          3.54         4.91                        4.47

DISTRIBUTIONS:
Distributions from net investment income                -0.03         -0.13         -0.19        -0.15                        0.00
Distributions from capital gains                        -2.61         -4.25         -1.83        -1.14                       -2.03

Total distributions                                     -2.64         -4.38         -2.02        -1.29                       -2.03
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  28.88       $ 21.57       $ 19.51      $ 17.99       $             $ 28.82
------------------------------------------------------------------------------------------------------------------------------------
Total return (2)                                        46.65%        33.24%        19.83%       34.32%             %        16.96%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $157,799       $87,907       $60,586      $48,532       $             $22,077
------------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.92%         0.93%         1.13%        1.26%             %         1.41%*
Before Accessor Capital fee waivers                      0.92          0.93          1.13         1.26                        1.41 *

Ratio of net investment income (loss)
to average net assets
After Accessor Capital fee waivers                       0.16          0.56          0.97         0.97                       -0.40 *
Before Accessor Capital fee waivers                      0.16          0.56          0.97         0.97                       -0.40 *

Portfolio turnover rate                                112.42        131.75         81.79        99.73                      112.42

----------
(1)  Class commenced operations on July 01, 1998.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each class.
*    Annualized

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
VALUE FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, for the Investor Class Shares of the Fund, the period of the Investor Class Shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS                  INVESTOR    CLASS
                                              1999     1998          1997          1996          1995         1999       1998(1)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $ 20.88        $ 17.75       $ 15.91      $  13.01     $           $ 23.41

INVESTMENT OPERATIONS:
Net investment income                                    0.24           0.26          0.24          0.33                    0.05
Net realized and unrealized gain
(loss) on investments                                    2.45           5.54          3.51          3.96                   -0.31
Total from investment operations                         2.69           5.80          3.75          4.29                   -0.26

DISTRIBUTIONS:
Distributions from net investment income                -0.24          -0.26         -0.24         -0.33                   -0.06
Distributions from capital gains                        -2.12          -2.41         -1.67         -1.06                   -1.90
Distributions in excess of capital gains                -0.17           0.00          0.00          0.00                   -0.15
Total distributions                                     -2.53          -2.67         -1.91         -1.39                   -2.11
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  21.04        $ 20.88       $ 17.75      $  15.91     $           $ 21.04
---------------------------------------------------------------------------------------------------------------------------------
Total return (2)                                        12.89%         32.94%        23.94%        33.25%           %      -1.09%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $114,728        $81,127       $36,367      $ 24,915     $           $12,987
---------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       1.03%          1.05%         1.21%         1.40%           %       1.55%*
Before Accessor Capital fee waivers                      1.03           1.05          1.21          1.40                    1.55 *

Ratio of net investment income to
average net assets:
After Accessor Capital fee waivers                       1.06           1.32          1.43          2.18                    0.44 *
Before Accessor Capital fee waivers                      1.06           1.32          1.43          2.18                    0.44 *

Portfolio turnover rate                                104.85          68.14         93.54        100.88                  104.85

----------
(1)  Class commenced operations on July 01, 1998.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each class.
*    Annualized

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, for the Investor Class Shares of the Fund, the period of the Investor Class Shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS                 INVESTOR   CLASS
                                            1999       1998          1997          1996          1995         1999         1998(1)
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                 $  21.82      $  18.82       $ 17.60      $ 14.08       $        $ 24.44

INVESTMENT OPERATIONS:
Net investment income (loss)                            -0.05          0.00          0.07         0.06                  -0.09
Net realized and unrealized gain
(loss) on investments                                    3.50          6.75          4.22         4.42                   0.86
Total from investment operations                         3.45          6.75          4.29         4.48                   0.77

DISTRIBUTIONS:
Distributions from net investment income                 0.00          0.00         -0.07        -0.06                   0.00
Distributions from capital gains                        -1.74         -3.73         -3.00        -0.90                  -1.74
Distribution in excess of net investment income          0.00         -0.02          0.00         0.00                   0.00
Return of capital distributions                          0.00          0.00          0.00         0.00                   0.00
Total distributions                                     -1.74         -3.75         -3.07        -0.96                  -1.74
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  23.53      $  21.82       $ 18.82      $ 17.60       $        $ 23.47
-------------------------------------------------------------------------------------------------------------------------------
Total return (2)                                        15.98%        36.14%        24.85%       31.98%        %         3.32%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $260,792      $125,221       $65,479      $49,803       $2       $19,367
-------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       1.22%         1.15%         1.17%        1.31%        %         1.77%*
Before Accessor Capital fee waivers                      1.22          1.15          1.17         1.31                   1.77 *

Ratio of net investment income
to average net assets
After Accessor Capital fee waivers                      -0.22          0.00          0.37         0.41                  -0.84 *
Before Accessor Capital fee waivers                     -0.22          0.00          0.37         0.41                  -0.84 *

Portfolio turnover rate                                110.07        129.98        113.44        84.26                 110.07

----------
(1)  Class commenced operations on June 24, 1998.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each class.
*    Annualized

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, for the Investor Class Shares of the Fund, the period of the Investor Class Shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                             ADVISOR CLASS                  INVESTOR      CLASS
                                             1999    1998          1997          1996          1995          1999         1998(1)
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                 $  14.83      $  13.83       $ 12.55      $ 11.67        $       $ 17.88

INVESTMENT OPERATIONS:
Net investment income (loss)                            -0.03         -0.02         -0.06         0.05                  -0.06
Net realized and unrealized gain
(loss) on investments                                    2.41          1.54          1.80         0.83                  -0.66
Total from investment operations                         2.38          1.52          1.74         0.88                  -0.72

DISTRIBUTIONS:
Distributions from capital gains                        -0.31         -0.50         -0.44         0.00                  -0.31
Distributions in excess of capital gains                 0.00         -0.02         -0.02         0.00                   0.00
Total distributions                                     -0.31         -0.52         -0.46         0.00                  -0.31
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  16.90      $  14.83       $ 13.83      $ 12.55        $       $ 16.85
-------------------------------------------------------------------------------------------------------------------------------
Total return (2)                                        16.07%        10.96%        13.78%        7.63%        %        -4.01%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $149,391      $151,441       $73,019      $39,102        $       $18,963
-------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       1.59%         1.55%         1.52%        1.83%        %        2.05%*
Before Accessor Capital fee waivers                      1.59          1.55          1.52         1.93                  2.05 *

Ratio of net investment income
(loss) to average net assets
After Accessor Capital fee waivers                      -0.24         -0.20         -0.26         0.10                 -0.68 *
Before Accessor Capital fee waivers                     -0.24         -0.20         -0.26         0.00                 -0.68 *

Portfolio turnover rate                                196.37        196.66        157.66        84.85                 196.37

----------

(1)  Class commenced operations on July 06, 1998.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each class.
*    Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, for the Investor Class Shares of the Fund, the period of the Investor Class Shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS                 INVESTOR       CLASS
                                               1999   1998          1997          1996         1995          1999           1998(1)
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                  $ 12.19       $ 11.90       $ 12.29      $ 11.04       $        $12.29

INVESTMENT OPERATIONS:
Net investment income                                    0.67          0.71          0.67         0.71                  0.28
Net realized and unrealized gain
 (loss) on investments                                   0.32          0.29         -0.39         1.25                  0.24
Total from investment operations                         0.99          1.00          0.28         1.96                  0.52

DISTRIBUTIONS:
Distributions from net investment income                -0.67         -0.71         -0.67        -0.71                 -0.30
Distributions from capital gains                        -0.04          0.00          0.00         0.00                 -0.04
Total distributions                                     -0.71         -0.71         -0.67        -0.71                 -0.34
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                        $ 12.47       $ 12.19       $ 11.90      $ 12.29       $        $12.47
------------------------------------------------------------------------------------------------------------------------------
Total return (2)                                         8.38%         8.62%         2.56%       18.26%       %         4.29%
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $48,489       $55,197       $52,248      $36,878       $        $9,146
------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.79%         0.84%         0.88%        0.96%       %         1.27%*
Before Accessor Capital fee waivers                      0.79          0.84          0.88         0.96                  1.27 *

Ratio of net investment income to
average net assets
After Accessor Capital fee waivers                       5.46          5.88          5.79         6.07                  4.75 *
Before Accessor Capital fee waivers                      5.46          5.88          5.79         6.07                  4.75 *

Portfolio turnover rate                                113.00         84.35         94.69       187.62                113.00

----------
(1)  Class commenced operations on July 14, 1998.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each class.
*    Annualized

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, for the Investor Class Shares of the Fund, the period of the Investor Class Shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS                 INVESTOR       CLASS
                                             1999     1998          1997          1996         1995          1999           1998(1)
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, beginning of period                 $  12.27       $ 12.16       $ 12.32      $ 11.62       $        $12.32

INVESTMENT OPERATIONS:
Net investment income                                    0.68          0.64          0.59         0.60                  0.27
Net realized and unrealized gain
 (loss) on investments                                   0.14          0.11         -0.16         0.70                  0.17
Total from investment operations                         0.82          0.75          0.43         1.30                  0.44

DISTRIBUTIONS:
Distributions from net investment income                -0.63         -0.64         -0.59        -0.60                 -0.30
Distributions from capital gains                        -0.13          0.00          0.00         0.00                 -0.13
Total distributions                                     -0.76         -0.64         -0.59        -0.60                 -0.43
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  12.33       $ 12.27       $ 12.16      $ 12.32                $12.33
------------------------------------------------------------------------------------------------------------------------------
Total return (2)                                         6.87%         6.33%         3.63%       11.42%       %         3.55%
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $ 42,454       $40,942       $36,701      $35,272       $        $6,255
------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.82%         0.86%         0.93%        0.94%       %         1.31%*
Before Accessor Capital fee waivers                      0.82          0.86          0.93         0.94                  1.31 *

Ratio of net investment income to
 average net assets
After Accessor Capital fee waivers                       5.12          5.20          4.89         4.99                  4.57 *
Before Accessor Capital fee waivers                      5.12          5.20          4.89         4.99                  4.57 *

Portfolio turnover rate                                 69.64         53.30         31.12        41.93                 69.64

----------

(1)  Class commenced operations on July 14, 1998.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each class.
*    Annualized

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, for the Investor Class Shares of the Fund, the period of the Investor Class Shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS                 INVESTOR       CLASS
                                             1999     1998          1997          1996         1995          1999           1998(1)
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, beginning of period                 $  12.60      $  12.23       $ 12.38      $ 11.36       $       $ 12.67

INVESTMENT OPERATIONS:
Net investment income                                    0.70          0.72          0.73         0.76                  0.31
Net realized and unrealized gain
(loss) on investments                                    0.09          0.42         -0.15         1.02                  0.01
Total from investment operations                         0.79          1.14          0.58         1.78                  0.32

DISTRIBUTIONS:
Distributions from net investment income                -0.70         -0.72         -0.73        -0.76                 -0.33
Distributions from capital gains                        -0.10         -0.05          0.00         0.00                 -0.07
Total distributions                                     -0.80         -0.77         -0.73        -0.76                 -0.40
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $  12.59      $  12.60       $ 12.23      $ 12.38       $       $ 12.59
------------------------------------------------------------------------------------------------------------------------------
Total return (2)                                         6.43%         9.53%         4.95%       16.03%       %         2.46%
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $128,788      $109,747       $73,862      $49,830       $       $17,369
------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.88%         0.84%         0.95%        1.03%       %         1.41%*
Before Accessor Capital fee waivers                      0.88          0.84          0.95         1.03                  1.41 *

Ratio of net investment income to
average net assets:
After Accessor Capital fee waivers                       5.59          5.93          6.08         6.41                  5.09 *
Before Accessor Capital fee waivers                      5.59          5.93          6.08         6.41                  5.09 *

Portfolio turnover rate                                278.18        211.66        356.23       422.56                278.18

----------
(1)  Class commenced operations on July 10, 1998.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each class.
*    Annualized

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, for the Investor Class Shares of the Fund, the period of the Investor Class Shares' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS                 INVESTOR       CLASS
                                          1999        1998          1997          1996         1995          1999           1998
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                 $   1.00       $  1.00       $  1.00      $  1.00       $        $ 1.00

INVESTMENT OPERATIONS:
Net investment income                                    0.05          0.05          0.05         0.05                  0.02

DISTRIBUTIONS:
Distributions from net investment income                -0.05         -0.05         -0.05        -0.05                 -0.02
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $   1.00       $  1.00       $  1.00      $  1.00       $        $ 1.00
------------------------------------------------------------------------------------------------------------------------------
Total return (2)                                         5.00%         5.07%         4.78%        5.33%       %         1.83%
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $153,148       $50,910       $61,672      $41,882       $        $5,071
------------------------------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.53%         0.54%         0.59%        0.53%       %         1.03%*
Before Accessor Capital fee waivers                      0.53          0.54          0.59         0.78                  1.03 *

Ratio of net investment income to
 average net assets
After Accessor Capital fee waivers                       4.83          4.96          4.73         5.14                  4.40 *
Before Accessor Capital fee waivers                      4.83          4.96          4.73         4.89                  4.40 *

----------
(1)  Class commenced operations on July 29, 1998.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each class.
*    Annualized.

                                   APPENDIX A

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

Standard & Poor's 500 Index/1/

UPDATE NUMBERS

The purpose of the S&P 500 is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 378 Industrials, 39 Utilities, 10 Transportation and 73 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 exchange listed companies. The S&P membership currently consists of 459 NYSE, 39 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding. The price of any stock multiplied by number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

S&P500/BARRA Growth Index
S&P500/BARRA Value Index:

BARRA,  in  collaboration   with  Standard  and  Poor's,   has  constructed  the
S&P500/BARRA Growth Index (the "Growth Index") and S&P500/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P
500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semi-annually on January 1 and July 1 of each year.

Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Electronics, Computers, Health Care and Drugs than the S&P 500.

As of December 31, ____ there were 378 companies in the Value Index and 122 companies in the Growth Index.

--------
1 "Standard & Poor's," "S&P" and "S&P 500" are trademarks of Standard and Poor's, a division of The McGraw-Hill Companies, Inc. The Growth Fund and Value Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's.

Wilshire 4500 Index: /2/

         While the S&P 500 includes the preponderance of large market capitalization stocks, it excludes most of the medium- and small-size companies that comprise the remaining 23% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the NYSE and American Stock Exchange as well as on the Nasdaq Stock Market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 7,000 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

         Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to
1.0 on December 31, 1970.

----------
2 "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. The Small to Mid Cap Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates.

Morgan Stanley Capital International EAFE + EMF Index: /3/

         The MSCI EAFE + EMF Index is a market-capitalization-weighted index composed of companies representative of the market structure of 45 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

         The MSCI EAFE Index is a market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

         MSCI Emerging Markets Free ("EMF") Index is a market-capitalization-weighted index composed of companies representative of the market structure of 25 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

         The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

         As of December 31, ____, the MSCI EAFE + EMF Index consisted of 1,911 companies traded on stock markets in 45 countries. The weighting of the MSCI EAFE + EMF Index by country was as follows:

Developed Markets: Australia 2.37%, Austria 0.31%, Belgium 1.78%, Denmark 0.82%, Finland 1.44%, France 8.69%, Germany 9.85%, Hong Kong 1.91%, Ireland 0.46%, Italy 4.82%, Japan 19.41%, Netherlands 6.01%, New Zealand 0.17%, Norway 0.35%, Portugal 0.61%, Singapore 0.64%, Spain 3.10%, Sweden 2.43%, Switzerland 7.44%, United Kingdom 19.65%.

Emerging Markets: Argentina 0.36%, Brazil Free 0.93%, Chile 0.35%, China Free 0.05%, Colombia 0.06%, Czech Republic 0.09%, Greece 0.57%, Hungary 0.13%, India 0.61%, Indonesia Free 0.14%, Israel 0.26%, Jordan 0.02%, Korea 0.83%, Mexico Free 0.87%, Pakistan 0.03%, Peru 0.07%, Philippines Free 0.17%, Poland 0.11%, Russia 0.10%, South Africa 0.83%, Sri Lanka 0.01%, Taiwan Free 0.77%, Thailand Free 0.22%, Turkey 0.16%, Venezuela 0.08%.

         Unlike other broad-based indices, the number of stocks included in MSCI EAFE + EMF Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EMF Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EMF Index was equal to 100.0 on January 1, 1988. As of December 31, ____, the current value of the MSCI EAFE + EMF Index was 180.3.

----------

3 "EAFE" is a registered trademark of Morgan Stanley Capital International. The International Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International. 4 The Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund and Mortgage Securities Fund are not sponsored, endorsed, sold or promoted by Lehman Brothers.

Lehman Brothers /4/
Government/Corporate Index
Government/Corporate 1-5 Year Index
Mortgage-Backed Securities Index

     The Lehman Brothers Bond Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's. For issues not rated by Moody's, the equivalent S&P rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is issued. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

         The Lehman Brothers Government/Corporate Index is made up of the Government and Corporate Bond Indices.

         The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the United States Treasury, that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

         The Corporate Bond Index includes all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

         The Government/Corporate 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

         The Mortgage-Backed Securities Index covers all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

----------
4         The   Intermediate    Fixed-Income   Fund,   the    Short-Intermediate
          Fixed-Income Fund and the Mortgage Securities Fund are not sponsored, endorsed, sold or promoted by Lehman Brothers.

         [Back Cover]

Shareholder Reports. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that affected their performance over the recent period
o         Fund performance data and financial statements
o         Fund holdings

Statement of Additional Information. The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

A free copy of Accessor Funds's Annual Report, Semi-Annual Report and SAI are available by contacting Accessor Capital at 1-800-759-3504 or by visiting Accessor Capital's web site at www.accessor.com.

--------------------------------------------------------------------------------

Shareholder Reports, SAIs and other information are available from your financial intermediary or from


         Accessor Capital Management LP
         1420 Fifth Street, #3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420

         web site:  www.accessor.com

         Securities and Exchange Commission
         Washington, DC  20549-6009
         800-SEC-0330 (Public Reference Section)

         web site:  www.sec.gov

         You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C.

--------------------------------------------------------------------------------

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

[FRONT COVER]     ADVISOR CLASS SHARES

ACCESSOR(R) FUNDS, INC.

U.S. GOVERNMENT MONEY FUND PROSPECTUS                       April 29, 2000










The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO]  ACCESSOR

                                TABLE OF CONTENTS
The Fund
     FUND SUMMARY.............................................................3
     PERFORMANCE..............................................................3
     EXPENSES.................................................................4
     OBJECTIVE AND STRATEGIES.................................................5
     PRINCIPAL SECURITIES AND RISKS...........................................5
     MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE...........................6

Shareholder Information
     PURCHASING FUND SHARES...................................................7
     Exchanging Fund Shares...................................................9
     Redeeming Fund Shares...................................................10
     Dividends and Distributions.............................................11
     Valuation of Securities.................................................11
     Taxation................................................................11
     FINANCIAL HIGHLIGHTS....................................................12

                                  Fund Summary
--------------------------------------------------------------------------------
GRAPHIC                 U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE & PRINCIPLE STRATEGIES The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The Fund follows industry standard requirements concerning the quality and diversification of its investments. The Fund seeks to maintain an average maturity of 90 days or less, while maintaining liquidity and maximizing current yield.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS INTEREST RATE RISK. The Fund's yield will vary and is expected to react to changes in short-term interest rates.

INFLATION RISK Over time, the real value of the Fund's yield may be eroded by inflation.

STABLE NET ASSET VALUE An investment in the U.S. Government Money Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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                                   PERFORMANCE
--------------------------------------------------------------------------------
The following table illustrates changes (and therefore the risk elements) in the performance of Advisor Class Shares of the U.S. Government Money Fund from year to year and compares the performance of Advisor Class Shares of the U.S. Government Money Fund to the performance of a market index over time. As with all mutual funds, how the U.S. Government Money Fund has performed in the past is not an indication of how it will perform in the future.

U.S. GOVERNMENT MONEY FUND

[BAR CHART] Year by Year                    Average Annual Total Returns
                Total Returns                      As of 12/31/99
DATA POINTS                                          1 Year  5 Years   Life of
1993   2.81                                                              Fund*
1994   3.70                        U.S. Government
1995   5.33                           Money Fund
1996   4.78                        Salomon
1997   5.07                         Brothers 3 mo.
1998   5.00                        T-bill Index(1)
1999
As of 12/31 each year                               * 4/9/92 inception date
                                                  **Index measured from 5/1/92


                                   Best Quarter:
                                   Worst Quarter:

--------------------------------------------------------------------------------
(1) The Salomon Brothers Index is designed to measure the return of the 3-month Treasury bills. The U.S. Government Money Fund's 7-day effective yield on 12/31/99 was ____%. For the Fund's current yield call (800) 759-3504.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the U.S. Government Money Fund.

--------------------------------------------------------------------------------
                                                              U.S. GOVT.
                                                               MONEY(B)
--------------------------------------------------------------------------------
SHAREHOLDER FEES(A)
Maximum  Sales  Charge
imposed on  Purchases
(as a % of  offering  price)                                     None

Maximum Sales Charge imposed
on Reinvested Dividends                                          None

Maximum Deferred Sales Charge                                    None
Redemption  Fee (c)                                              None

ANNUAL FUND OPERATING EXPENSES
Management Fees                                                 0.25%
Distribution and Service Fees                                    None
Total Other Expenses                                                %
                                                                ----
Total Annual Fund Operating Expenses                                %
                                                                ====
----------
(a) Shares of the Fund are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the table.
(b) An annual maintenance fee of $25.00 may be charged by Accessor Capital, as the transfer agent ("Transfer Agent") to each IRA with an aggregate balance of less than $10,000 on December 31 of each year.
(c) The Transfer Agent may charge a processing fee of $10.00 for each check redemption request.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE
---------------

The Example shows what an investor in the U.S. Government Money
Fund -- Advisor Class Shares could pay over time. It is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Advisor Class Shares of the U.S. Government Money Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year   Three Years   Five Years   10 Years
                               --------   -----------   ----------   --------

U.S. Government Money Fund

--------------------------------------------------------------------------------
                            OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. THE U.S. GOVERNMENT MONEY FUND Seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
--------------------------------------------------------------------------------
INVESTMENT STRATEGIES. The Fund follows industry guidelines concerning the quality and maturity of its investments. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days. The Fund seeks to achieve its objective by investing at least 65% and generally more than 80% of the Fund's total assets in fixed-income securities. The Fund may enter into repurchase agreements collateralized by U.S. Government securities.

The U.S. Government Money Fund seeks to maintain a stable share par of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

--------------------------------------------------------------------------------
                         PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.

The Fund's investment objective stated above is fundamental and may not be changed without shareholder approval.

Principal Security Types
------------------------

U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features that have the effect of shortening the security's maturity.

REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
                         PRINCIPAL SECURITIES AND RISKS
--------------------------------------------------------------------------------
Principal Risks
---------------

[GRAPHIC] CREDIT RISKS. The U.S. Government Money Fund invests in repurchase agreements, agencies and government securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are 102% collateralized by agency and/or government paper.

[GRAPHIC] INTEREST RATE CHANGES. When interest rates fall, the U.S. Government Money Fund's yield will generally fall as well. When interest rates fall, your rate will fall but, unlike other fixed-income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.

[Graphic] INFLATION RISK. The real value of the U.S. Government Money Market Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

[Graphic] REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

--------------------------------------------------------------------------------
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

MANAGER AND ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101,

The Fund is one of eight portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the other Funds, and monitors the performance of the Money Managers. The Fund pays Accessor Capital an annual management fee of 0.25% as a percentage of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.13% of the average daily net assets of the Fund and (ii) a transaction fee of $.50 per transaction.

J. Anthony Whatley, III, is the Executive Director of Accessor Capital. Ravindra
A. Deo, Vice President and Chief Investment Officer of Accessor Capital, is primarily responsible for the day-to-day management of the Fund. Accessor Capital directly invests the assets of the U.S. Government Money Fund. Accessor Capital receives no additional fee beyond its management fee for this service. The Fund paid 0.25% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 1999.

--------------------------------------------------------------------------------
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE
-----------------

[GRAPHIC] DIRECT. Investors may purchase Advisor Class shares directly from Accessor Funds for no sales charge or commission.

[GRAPHIC] FINANCIAL INTERMEDIARIES. Advisor Class shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated NAV. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this
Prospectus. Some features of the Advisor Class shares, such as investment minimums, redemption fees and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

--------------------------------------------------------------------------------
HELP BOX:
Advisor  Class  shares may not be  purchased on days when the NYSE is closed for trading: New Year's Day, Martin Luther King, Jr., Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
--------------------------------------------------------------------------------

HOW TO PURCHASE
---------------

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in proper form prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time. If Accessor Capital receives a purchase order for shares of U.S. Government Money Fund on any business day and the invested monies are wired before 9:00 a.m., Pacific time, the investor will be entitled to receive that day's dividend. Otherwise, Accessor Capital must receive payment for shares by 12:00 p.m. Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made any of the following ways:

BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of the Fund noted on the check to:

                  Accessor Funds, Inc.
                  P. 0. Box 1748
                  Seattle, WA 98111-1748

BY FEDERAL FUNDS WIRE. Wire instructions are included with the account application.

BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class shares by telephone at 1-800-759-3504. To prevent unauthorized transactions, the Accessor Funds may use reasonable procedures to verify telephone requests.

BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Advisor Class shares. Such securities would be valued the same way the Fund's securities are valued. (See "Valuation of Securities".) Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
IRAS/ROTH IRAS. Investors may purchase Advisor Class shares through an Individual or Roth Retirement Custodial Account Plan. An IRA or Roth IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year will be assessed a $25.00 fee. Copies of an IRA or Roth IRA Plan may be obtained from Accessor Capital at (800) 759-3504.

--------------------------------------------------------------------------------
                               INVESTMENT MINIMUMS
--------------------------------------------------------------------------------
Regular Accounts                       Retirement Accounts
--------------------------------------------------------------------------------
Initial Investment                     Initial Investment
One Fund only:    $5,000               Traditional IRA/  $2,000 aggregated
Multiple Funds:   $10,000 aggregated   Roth IRA:                  among Funds
                          among Funds
Additional Investment
One Fund only:    $1,000               Additional Investment
Multiple Funds:   $2,000 aggregated    Traditional IRA/  $2,000 aggregated
                         among Funds   Roth IRA:                  among Funds
--------------------------------------------------------------------------------
ACCESSOR FUNDS MAY ACCEPT SMALLER PURCHASE AMOUNTS OR REJECT ANY PURCHASE ORDER THAT IT BELIEVES MAY DISRUPT THE MANAGEMENT OF THE FUND.
--------------------------------------------------------------------------------

SHARE PRICING
-------------

Investors purchase Advisor Class Shares of the Fund at its net asset value per share ("NAV"). The U.S. Government Money Fund seeks to maintain a stable share par of $1.00 per share. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund.

MARKET TIMING
-------------

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. A Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Moreover, a Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Funds, and accounts under common ownership or control.


FOR MORE INFORMATION
--------------------

For additional information about purchasing shares of Accessor Funds, please contact us at (800) 759-3504.

--------------------------------------------------------------------------------
                              EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund so long as shareholders meet the normal investment requirements of the other Fund. Shareholders should read the prospectus of any other Fund into which they are considering exchanging.

EXCHANGES THROUGH ACCESSOR FUNDS.
---------------------------------

Accessor Funds does not currently charge fees on exchanges directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

[GRAPHIC] BY MAIL. Share exchange instructions may be mailed to

                  Accessor Funds
                  P. O. Box 1748
                  Seattle, WA 98111-1748

[GRAPHIC] BY FAX. Share exchange  instructions may be faxed to Accessor Funds at
(206) 224-4274.

AN EXCHANGE OF SHARES FROM THE FUND INVOLVES A REDEMPTION OF THOSE SHARES AND WILL BE TREATED AS A SALE FOR TAX PURPOSES.

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
------------------------------------------

If you invest through a financial intermediary, you should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

--------------------------------------------------------------------------------
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
Investors may request to redeem Advisor Class shares on any day that the NYSE is open for business. Shares will be redeemed at the next NAV calculated after Accessor Capital receives the redemption request in proper form. Payment will ordinarily be made within seven days of the request by wire-transfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

[GRAPHIC] BY MAIL.  Redemption requests may be mailed to:

                  Accessor Funds
                  P. 0. Box 1748
                  Seattle, WA 98111-1748

[GRAPHIC] BY FAX. Redemption requests may be faxed to Accessor Funds at (206) 224-4274.

[GRAPHIC] BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Funds may use reasonable procedures to verify telephone requests.

Shareholders may request that payment be made by check to the shareholders of record at the address of record. Such requests must be in writing. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. The Transfer Agent may charge a $10.00 processing fee for each redemption check. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

--------------------------------------------------------------------------------
Help Box:
Redemption  requests for shares that were  purchased by check will be honored at the next NAV calculated after receipt of the redemption request. However, redemption proceeds will not be transmitted until the check used for the investment has cleared.
--------------------------------------------------------------------------------

Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of the Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, I.E., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities.

[GRAPHIC] SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

[GRAPHIC] LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across all the Funds in the Accessor Funds complex, if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

In the event of an emergency as determined by Accessor Funds, it may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of the Fund, it may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

--------------------------------------------------------------------------------
                         DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
[GRAPHIC] DIVIDENDS. The Fund intends to annually distribute as dividends to its shareholders substantially all of its net investment income. The Board of Directors presently intends to declare dividends for the U.S. Government Money Fund daily and distribute them on the first business day of the following month.

[GRAPHIC] OTHER DISTRIBUTIONS. The Board of Directors intends to distribute to the Fund's shareholders any capital gains annually, generally in mid-December.

[GRAPHIC] AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class shares will be automatically reinvested in additional Advisor Class shares unless a shareholder elects to receive them in cash.
--------------------------------------------------------------------------------
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Director's believes accurately reflects fair value.

--------------------------------------------------------------------------------
                                    TAXATION
--------------------------------------------------------------------------------
Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. Generally, dividends and distributions of net short-term capital gains are taxable as ordinary income, while distributions of other gains are taxable as long-term capital gains (generally, at the rate of 20% or less for non-corporate shareholders).

Certain dividends and other distributions declared by the Fund in October, November, or December of any year are taxable to shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

An exchange of the U.S. Government Money Fund's shares for shares of another Fund of Accessor Funds will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Fund during the preceding year. The Fund may be required to withhold and remit to the U.S. Treasury 31% of all dividends, capital gain distributions, and redemption proceeds payable to individuals and certain other non-corporate shareholders who have not provided the Fund with a correct taxpayer identification number. Shareholders should consult a tax adviser for further information regarding the federal, state, and local tax consequences of an investment in Advisor Class shares.

The foregoing is only a brief summary of certain federal income tax consequences of investing in the Fund. Please see the Statement of Additional Information for further discussion.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by ______________, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
                                                                               ADVISOR CLASS
                                              1999    1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of period                 $   1.00       $  1.00       $  1.00      $  1.00

INVESTMENT OPERATIONS:
Net investment income                                    0.05          0.05          0.05         0.05

DISTRIBUTIONS:
Distributions from net investment income                -0.05         -0.05         -0.05        -0.05
----------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                       $   1.00       $  1.00       $  1.00      $  1.00
----------------------------------------------------------------------------------------------------------
Total return (1)                                         5.00%         5.07%         4.78%        5.33%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $153,148       $50,910       $61,672      $41,882
----------------------------------------------------------------------------------------------------------
Ratios of expenses to average net assets:
After Accessor Capital fee waivers                       0.53%         0.54%         0.59%        0.53%
Before Accessor Capital fee waivers                      0.53          0.54          0.59         0.78

Ratio of net investment income to
 average net assets
After Accessor Capital fee waivers                       4.83          4.96          4.73         5.14
Before Accessor Capital fee waivers                      4.83          4.96          4.73         4.89

----------
(1) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates.

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about the Fund's recent performance, including:

[bullet]        Fund performance data and financial statements
[bullet]        Fund holdings

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

Free copies of Accessor Fund's Annual Report, SAI, and other information are available through your financial intermediary or from:

         ACCESSOR CAPITAL MANAGEMENT LP
         1420 Fifth Street, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         www.accessor.com

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C.

         SECURITIES AND EXCHANGE COMMISSION
         Washington, DC  20549-6009
         800-SEC-0330 (Public Reference Section)
         www.sec.gov

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

                             ACCESSOR(R) FUNDS, INC.
                          1420 Fifth Avenue, Suite 3600
                                Seattle, WA 98101
                          (206) 224-7420/(800) 759-3504
                                www.accessor.com

                       Statement of Additional Information

                              Dated April 29, 2000

     ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, no-load, open-end management investment company, known as a mutual fund. Accessor Funds currently consists of nine diversified investment portfolios (individually, a "Fund" and collectively, the "Funds"), each with its own investment objective and policies. This Statement of Additional Information concerns eight of the
Funds: the Growth, Value, Small to Mid Cap Funds (the "Domestic Equity Funds") and International Equity Fund (collectively with the Domestic Equity Funds, the "Equity Funds") and the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds (the "Bond Funds") and U.S. Government Money Fund (collectively with the Bond Funds, the "Fixed-Income Funds"). Each Fund offers two classes of shares, the Advisor Class Shares and the Investor Class Shares, which are offered through two prospectuses: the Advisor Class Shares Prospectus and the Investor Class Shares Prospectus, each dated April 29, 2000 (collectively, the "Prospectuses"). In addition, Advisor Class Shares of the U.S. Government Money Fund are also offered through a solo Prospectus. A copy of the applicable Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

     Information from the Annual Report to Shareholders for the fiscal year ended December 31, 1999 is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report, call 1-800-759-3504.

Accessor Funds currently includes the following Funds:


GROWTH FUND -- seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the 500 U.S. issuers that make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

VALUE FUND -- seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the 500 U.S. issuers that make up the S&P 500.

SMALL TO MID CAP FUND -- seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

INTERNATIONAL EQUITY FUND -- seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.


INTERMEDIATE FIXED-INCOME FUND -- seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and a dollar weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate Index or another relevant index approved by Accessor Funds' Board of Directors (the "Board of Directors").


SHORT-INTERMEDIATE FIXED-INCOME FUND -- seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and a dollar weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers 1-5 Year Government/Corporate Index or another relevant index approved by the Board of Directors.

MORTGAGE SECURITIES FUND -- seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index or another relevant index approved by the Board of Directors.

U.S. GOVERNMENT MONEY FUND -- seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                Table of Contents


GENERAL INFORMATION AND HISTORY................................................4


INVESTMENT RESTRICTIONS, POLICIES AND RISK.....................................4



MANAGEMENT OF THE FUNDS.......................................................37


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................39


INVESTMENT ADVISORY AND OTHER SERVICES........................................43


VALUATION.....................................................................58


PORTFOLIO TRANSACTION POLICIES................................................59


PERFORMANCE INFORMATION.......................................................62


CODE OF ETHICS................................................................66


TAX INFORMATION...............................................................66


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................71


FINANCIAL STATEMENTS..........................................................73

APPENDIX A ...................................................................

APPENDIX B....................................................................

                         GENERAL INFORMATION AND HISTORY


     Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue 15 billion shares of common stock, $.001 par value per share, and is currently divided into eight Funds. Each Fund offers two classes of shares, the Advisor Class Shares and the Investor Class Shares. The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of a Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

     Accessor Capital Management L.P. ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of Accessor Funds, pursuant to a Management Agreement with Accessor Funds. Accessor Capital is also Accessor Funds' transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.


                   INVESTMENT RESTRICTIONS, POLICIES AND RISK


     Each Fund's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Fund. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), a majority of the outstanding voting securities of a Fund means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Other policies may be changed without the approval of shareholders. This section of the Statement of Additional Information describes the Funds' investment restrictions, and other policies and restrictions.



INVESTMENT RESTRICTIONS


     Fundamental Investment Restrictions


     Each  Fund  is   subject   to  the   following   "fundamental"   investment
restrictions. Unless otherwise noted, these restrictions apply at the time an investment is made. No Fund will:

     1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets would be invested in one or more issuers having their principal business activities in the same industry. The U.S. Government Money Fund may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (b) 25% or more of the Fund's total assets would be invested in one or more issuers having their principal business activities in the same industry.

     2. Issue senior securities, borrow money or pledge its assets, except that a Fund may borrow up to 5% of the value of its total assets from banks for temporary, extraordinary or emergency purposes and may pledge up to 10% of the value of its total assets to secure such borrowings. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, and collateral arrangements with respect to initial or variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures is deemed to be the issuance of a senior security).

     3. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts, stock index futures contracts and related options, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. No Fund may purchase interests in real estate limited partnerships. The U.S. Government Money Fund may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

     4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal and state securities laws.

     5. Invest in interests in oil, gas or other mineral exploration or development programs.


     6. Make loans, except through repurchase agreements (repurchase agreements with a maturity of longer than seven days together with other illiquid securities being limited to 15% of the net assets of the Fund) and except through the lending of its portfolio securities as described below under "Investment Policies--Securities Lending."


     7. Make investments for the purpose of exercising control of management.

     8. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer. The U.S. Government Money Fund may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 11.

     9. Effect short sales (other than short sales against-the-box) or purchase securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

     10. Invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

     11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or as part of a merger, consolidation or other acquisition, or as set forth under "Investment Policies -- Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")."

     12. Purchase warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to this limitation. The U.S. Government Money Fund may not purchase warrants.


     Non-Fundamental Investment Restrictions

     The following are each Fund's non-fundamental investment restrictions. These restrictions may be modified or eliminated without shareholder approval.

     1. Subject to the limitation on investing not more than 15% of a Fund's net assets in illiquid securities, no Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days; provided, however, the U.S. Government Money Fund will not invest more than 10% of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days).

     2. Each Fund's entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets.

     3. Each Fund may invest up to 5% of its net assets in publicly traded real estate investment trusts ("REITs").

     4. Not more than 25% of a Fund's net assets (determined at the time of the short sale) may be subject short sales against-the-box.

     5. Each Fund (except for the U.S. Government Money Fund) may invest up to 5% of its net assets in rights and warrants of issuers that meet its investment objective and policies. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

     6. Each Fund may invest up to 15% of its net assets in illiquid securities; provided, however, the U.S. Government Money Fund may invest up to 10% of its net assets in illiquid securities.

     7. The International Fund will not enter into forward contracts on a regular basis or continuous basis if it would have more than 25% of its gross assets denominated in the currency of the contract or 10% of the value of its total assets committed to such contracts, where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

     8. The Bond Funds and the International Fund may invest up to 5% of their net assets in inverse floaters.

     9. No Fund will invest more than 5% of its net assets in privately-issued STRIPS.

     10. A Fund will not enter into any commodity futures contract or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

     11. Consistent with applicable regulatory requirements, each Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

     12. The U. S. Government Money Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (the "SEC"). Accordingly, the U. S. Government Money Fund will limit its Fund investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

     13. Each Fund (other than the U.S. Government Money Fund) is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests). Under normal circumstances, no more than 20% of a Fund's net assets will be comprised of cash or cash equivalents, as discussed below. Each Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable. The Fund's (other than the U.S. Government Money Fund) also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities. Each Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

          (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

          (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

          "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

          In selecting commercial paper and other corporate obligations for investment by a Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable, will promptly reassess whether that security presents minimal credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

     14. The Growth, Value, Small to Mid Cap, International Equity, Mortgage Securities, and U.S. Government Money Funds will not invest in fixed-income securities, including convertible securities, rated less than A by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by Accessor Capital or a Money Manager to be of a lesser credit quality than those designations. The Funds will sell securities that they have purchased in a prudent and orderly fashion when ratings drop below these minimum ratings.

     15. The Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund will not invest more than 20% of the assets of these Funds in securities rated BBB by S&P or Baa Moody's or determined to be of equivalent quality by the Money Manager or Accessor Capital at the time of purchase or more than 6% of the assets of these Funds in securities rated BB by S&P or Ba Moody's or determined to be of equivalent quality by the Money Manager or Accessor Capital at the time of purchase.


INVESTMENT POLICIES AND RISK CONSIDERATIONS


     Asset-Backed Securities. The Funds may invest in asset-backed securities offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure.

     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Bond Funds may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by GNMA, FHLMC or FNMA and in CMOs issued by FHLMC.

     A REMIC must elect to be, and must qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Bond Funds do not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

     Duration. Duration is used by the Money Managers of the Bond Funds in security selection. Duration, which is one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or security's price would be expected to change by approximately one percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

     A Fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a Fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

     Foreign Currency Transactions. The International Equity Fund (the "International Fund") may enter into foreign currency transactions. The value of the assets of the International Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and it may incur costs in connection with conversions between various currencies. The International Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies ("forward contracts"). The International Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.

     The International Fund may enter into forward contracts when the Money Manager determines that the best interests of the International Fund will be served, such as circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. When the International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the International Fund will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains that might result from a possible change in the relationship between the U.S. dollar and such foreign currency. There is no limitation on the value of forward contracts into which the International Fund may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Fund of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Fund's records at the trade date and maintained until the transaction is settled.

     When a Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The International Fund's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the International Fund's total assets committed to forward contracts entered into under this second type of transaction.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the International Fund are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the International Fund are obligated to deliver.

     This method of protecting the value of the International Fund's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange which one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Foreign Securities. The Funds (with the exception of the Mortgage Securities Fund and the U.S. Government Fund) may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

     In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

     If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Fund is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

     Forward Commitments. A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     Futures Contracts. Each Fund (other than the U.S. Government Money Fund) is permitted to enter into financial futures contracts, stock index futures contracts and related options thereon ("futures contracts") in accordance with its investment objective. The International Fund also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract which cancels the original contract to make or take delivery. Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded.

     Upon entering into a futures contract, a Fund is required to deposit in a segregated account with Accessor Funds' Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. Subsequent daily payments are made between the Fund and futures broker to maintain the initial margin at the specified percentage. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

     A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when a Fund holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

     A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Fund holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

     A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

     A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or call for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract which cancels the original contract to make or take delivery.

     It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, a Fund may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating to invest the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Fund may purchase a long position in a stock index futures contract.

     The Funds (other that the U.S. Government Money Fund) may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

     Stock index futures contracts may be used by the Equity Funds as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

     Financial futures contracts may be used by the Bond Funds as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, fixed-income securities held in a Fund's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

     The Funds may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

     There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract and thereby affecting a Fund's hedging strategy.

     Illiquid Securities. Illiquid securities are securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable, repurchase agreements having a maturity of longer than seven days, certain interest only ("IO")/principal only ("PO") strips, and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Inverse Floaters. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. If the Bond Funds or the International Fund invest in inverse floaters, they will treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for the Funds subject to the supervision of the Board of Directors or
(ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

     Investing in emerging countries. Political and Economic Factors. Investing in emerging countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Funds. The value of the investments made by the Funds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Funds have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. While the Money Managers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings. The Funds will treat investments that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

     Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Funds due to subsequent declines in value of securities or, if the Funds have entered into a contract to sell securities, could result in possible liability to the purchaser.

     Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

     Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

     Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Fund purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

     Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

     Securities Lending. Consistent with applicable regulatory requirements, each Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Limitations on Futures and Options Transactions. Accessor Funds on behalf of each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:

          (a) Each Fund will use commodity futures contracts and options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Fund may hold long positions in commodity futures contracts or options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of a Fund management strategy and are incidental to the Fund's activities in the underlying cash market, and the underlying commodity value of the positions at all times will not exceed the sum of (i) cash or U.S. dollar-denominated high quality short-term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and (iii) accrued profits on the positions held by a futures commission merchant; and

          (b) A Fund will not enter into any commodity futures contract or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

     Lower-Rated Debt Securities. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debts securities.

     The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

     Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by a Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets.

     In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and a Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

     Mortgage-Related Securities. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The Bond Funds may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

     The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

     In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose a Fund to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

     In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Funds' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

     The Bond Funds may invest in pass-through mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

     In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Bond Funds also may invest in pass-through mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Bond Funds may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Bond Funds will treat IOs and POs as illiquid securities except for (i) IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for these Funds subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

     Municipal Securities. The Funds may invest up to 5% of their net assets in fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States.

     Options. The Funds' (other than the U.S. Government Money Fund) may purchase put and call options and write (sell) "covered" put and "covered" call options. The Domestic Equity Funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the OTC market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Funds may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The International Fund may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Fund may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Fund may trade options on international stocks or international stock indices in a manner similar to that described above. The Bond Funds may purchase and write options on U.S. Government securities. The Bond Funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Funds will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

     A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Fund owns the optioned securities or the Fund maintains in a segregated account with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with a value sufficient to meet its obligations under the call option, measured on a daily basis, or if the Fund owns an offsetting call option. When a Fund writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

     The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

     The Funds may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

     Listed  options  are  third-party  contracts  (i.e.,   performance  of  the
obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Funds. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Funds must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

     The Funds will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Funds will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

     If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

     There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     Risks of Transactions in Options. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Funds intend to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

     Privately-Issued STRIP Securities. The Funds may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities.

     Real Estate-Related Securities. Publicly traded REITs generally engage in acquisition, development, marketing, operating and long-term ownership of real property. A publicly traded REIT meeting certain asset-income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.

     Repurchase Agreements. A repurchase agreement is an agreement under which a Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Funds' custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government securities or other collateral, such as cash, in an amount at least equal to the repurchase pirce, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risk Considerations - Illiquid Securities."

     Reverse Repurchase Agreements and Dollar Rolls. Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby a Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Bond Funds may also enter into dollar rolls in which the Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     At the time a Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.


     Reverse repurchase agreements and dollar rolls are considered borrowings by the Funds for purposes of the percentage limitations applicable to borrowings.


     Rights and Warrants. Warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions."

     Risks of Investing in Asset-Backed and Mortgage-Related Securities. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Bond Funds are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

     Rule 144A Securities. Each Fund may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

     Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Funds, however, could affect adversely the marketability of such Funds' securities and, consequently, the Funds might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

     Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Short Sales Against-the-Box. Short sales against-the-box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). Each Fund (other than the U.S. Government Money Fund) may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

     Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

     Temporary Defensive Policies. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Funds may adopt a temporary defensive strategy.

     During these times, the average dollar weighted duration of the Intermediate Fixed-Income Fund may fall below three years, or rise to as high as fifteen years and the Short-Intermediate Fixed-Income Fund may fall below one year, or rise to as high as fifteen years. In such event, the Funds will be subject to greater or less risk depending on whether average dollar weighted duration is increased or decreased. At any time that these Funds' average dollar weighted duration is increased, the Funds are subject to greater risk, since at higher durations a Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Fund's average dollar weighted duration is decreased, the Fund is subject to less risk, since at lower durations a Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Funds to their designated average dollar weighted duration.

     Corporate Obligations. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

     U.S. Government Securities. U.S. Government obligations times invest include: (1) a variety of United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, i.e., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and FNMA). In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase U.S. Government obligations on a forward commitment basis.


     Variable and Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

     The U.S. Government Money Fund may purchase variable rate U.S. Government obligations which are instruments issued or guaranteed by the U.S. Government, or any agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate U.S. Government obligations on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations which are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of a Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.


     Zero-Coupon Securities. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.


                             MANAGEMENT OF THE FUNDS


         The Board of Directors is responsible for overseeing generally the operation of Accessor Funds. The officers are responsible for the day-to-day management and administration of Accessor Funds' operations.


      Name and                                  Position with                 Principal Occupations
      Address                            Age    Accessor Funds                During Past Five Years
*     J. Anthony Whatley, III**          57     Director, President and       Executive  Director,  Accessor  Capital
      1420 Fifth Avenue                         Principal Executive Officer   Management   L.P.   since  April  1991;
      Seattle, WA                                                             President,  Accessor Capital Management
                                                                              Associates,   Inc.  since  April  1991;
                                                                              President,   Northwest  Advisors,  Inc.
                                                                              since 1990.

      George G. Cobean, III              62     Director                      Partner,     Martinson,     Cobean    &
      1607 South 341st Place                                                  Associates,   P.S.   (certified  public
      Federal Way, WA                                                         accountants) since 1973.

      Geoffrey C. Cross                  60     Director                      President,   Geoffrey  C.  Cross  P.S.,
      252 Broadway                                                            Inc.,  (general  practice of law) since
      Tacoma, WA                                                              1970.

      Ravindra A. Deo                    37     Vice President,               Director and Vice President,  Northwest
      1420 Fifth Avenue                         Treasurer and                 Advisors,  Inc.  since July 1993;  Vice
      Seattle, WA                               Principal Financial           President    and    Chief    Investment

                                                and Accounting Officer        Officer,  Accessor  Capital  Management
                                                                              L.P. since January 1992.


      Linda V. Whatley**                 42     Vice President and            Director,  Secretary  and  Treasurer of
      1420 Fifth Avenue                         Assistant Secretary           Northwest  Advisors,  Inc.  since  July
      Seattle, WA                                                             1993; Vice President,  Accessor Capital

                                                                              Management   L.P.   since  April  1991;
                                                                              Secretary    since   April   1991   and
                                                                              Director and Treasurer  since June 1992
                                                                              of   Bennington    Capital   Management
                                                                              Associates, Inc.


      Robert J. Harper                   56     Vice President                Director and Vice President,  Northwest
      1420 Fifth Avenue                                                       Advisers,  Inc.  since  November  1995;
      Seattle, WA                                                             Director  of Sales and Client  Service,

                                                                              Accessor Capital  Management L.P. since
                                                                              October 1993.


      Christine J. Stansbery             48     Secretary                     Secretary,   Northwest  Advisers,  Inc.
      1420 Fifth Avenue                                                       since   May,   1999;   Assistant   Vice
      Seattle, WA                                                             President-Compliance    since   January
                                                                              1997, Regulatory Manager from March 1996
                                                                              to December 1996,  Legal  Assistant from
                                                                              March  1993 to  March  1996 at  Accessor
                                                                              Capital Management LP

---------
* "Interested Person" by virtue of his employment by and/or indirect interest in Accessor Capital.
**    J. Anthony Whatley, III and Linda V. Whatley are husband and wife.


         The following table shows the compensation paid by Accessor Funds to the Directors during the fiscal year ended December 31, 1999:


                               COMPENSATION TABLE

                                                          Pension or Retirement        Estimated     Total Compensation
                                       Aggregate         Benefits Accrued as part       Annual        from Company Paid
                                     Compensation          of Company Expenses       Benefits upon    to Board Members
           Director               from Accessor Funds                                 Retirement

J. Anthony Whatley III                   None                      None                  None               None
George G. Cobean III                                               None                  None
Geoffrey C. Cross                                                  None                  None


     Directors who are not "interested persons" of Accessor Funds are paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of ____________, 2000, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below:


                                   Growth Fund
                       Advisor Class                              Investor Class
Beneficial Owner                               Beneficial Owner
================================================================================
                  Value Fund
                       Advisor Class                              Investor Class
Beneficial Owner                               Beneficial Owner
================================================================================
            Small to Mid Cap Fund
                       Advisor Class                              Investor Class
Beneficial Owner                               Beneficial Owner
================================================================================
          International Equity Fund
                       Advisor Class                              Investor Class
Beneficial Owner                               Beneficial Owner
================================================================================
        Intermediate Fixed-Income Fund
                       Advisor Class                              Investor Class
Beneficial Owner                               Beneficial Owner
================================================================================
     Short-Intermediate Fixed-Income Fund
                       Advisor Class                              Investor Class
Beneficial Owner                               Beneficial Owner
================================================================================
           Mortgage Securities Fund
                       Advisor Class                              Investor Class
Beneficial Owner                               Beneficial Owner
================================================================================
           US Government Money Fund
                       Advisor Class                              Investor Class
Beneficial Owner                               Beneficial Owner
================================================================================

     As of ____________, 2000, none of Accessor the Directors and officers of Accessor Funds, Capital as a group, beneficially owned more than 1% Management of the shares of each Fund. L. P.

     If a meeting of the shareholders were called, the above-listed shareholders, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of Accessor Funds and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Funds' investment policies, all of which may adversely affect the NAV of a Fund. As with any mutual fund, certain shareholders of a Fund could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Fund's investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.


                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS


         The Funds' day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:


 Manager, Administrator, Transfer Agent,     Accessor Capital Management LP
 Registrar and Dividend Disbursing Agent

 Custodian and Fund Accounting Agent         Fifth Third Bank

 Money Managers                              Six professional discretionary
                                             investment management organizations
                                             and Accessor Capital Management LP


     Manager, Administrator, Transfer Agent, Registrar and Dividend Disbursing Agent. Accessor Capital is the manager and administrator of Accessor Funds, pursuant to a Management Agreement with Accessor Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers and Fifth Third Bank that serves as the Custodian and Fund Accounting Agent. Accessor Capital also develops the investment programs for the Funds, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

     Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

     A Management Agreement containing the same provisions as the initial contract but also providing for payment to Accessor Capital by the Funds of a management fee was approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, and by the shareholders of the Short-Intermediate Fixed-Income Fund, Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992. The Management Agreement has been renewed by the Board of
Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year, most recently on May 28, 1997, May 20, 1998 and May __, 1999.


     The general partners of Accessor Capital are Northwest Advisors, Inc., Accessor Capital Management Associates, Inc. and Accessor Capital Management Investment Corp., all of which are Washington corporations. The sole limited partner of Accessor Capital Management L.P. is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. The managing general partner of Accessor Capital Management, L.P. is Accessor Capital Management Associates, Inc., which is controlled by J. Anthony Whatley, III. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.


     Accessor Capital's Fees. The schedule below shows fees payable to Accessor Capital as manager and administrator of Accessor Funds, pursuant to a Management Agreement between Accessor Capital and Accessor Funds. Each Fund pays Accessor Capital a fee equal on an annual basis to the following percentage of the Fund's average daily net assets.


            MANAGEMENT FEE SCHEDULE FOR PAYMENTS TO ACCESSOR CAPITAL

                                                         Management Fee (as a
                                                         percentage of average
           Fund                                            daily net assets)
           ----                                            -----------------

           Growth                                                  0.45%
           Value                                                   0.45%
           Small to Mid Cap                                        0.60%
           International Equity                                    0.55%
           Intermediate Fixed-Income                               0.36%
           Short-Intermediate Fixed-Income                         0.36%
           Mortgage Securities                                     0.36%
           U.S. Government Money                                   0.25%

                    MANAGEMENT FEES PAID TO ACCESSOR CAPITAL

         For the period ended December 31 Accessor Capital has received the following fees under its Management Agreement with each Fund:



         Fund                              1997           1998           1999
         ----                              ----           ----           ----
         Growth                            $367,893      $549,085
         Value                             $278,827      $517,550
         Small to Mid Cap                  $692,048    $1,212,941
         International Equity              $649,695      $923,305
         Intermediate Fixed-Income         $177,340      $188,648
         Short-Intermediate Fixed-Income   $145,308      $169,201
         Mortgage Securities               $326,347      $490,887
         U.S. Government Money             $139,972      $175,047


     Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to each Fund pursuant to a Transfer Agency Agreement between Accessor Capital and Accessor Funds. Sub-transfer agent and compliance services previously provided by Accessor Capital under the Sub-Administration Agreement are provided to the Funds under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.13% of the average daily net assets of each Fund of Accessor Funds, and (ii) a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.


                  TRANSFER AGENT FEES PAID TO ACCESSOR CAPITAL



       Fund                                     1997          1998*         1999
       ----                                     ----          ----          ----

       Growth                                 $102,701       $165,221
       Value                                   $78,723       $152,446
       Small to Mid Cap                       $142,852       $266,187
       International Equity                   $145,429       $218,581
       Intermediate Fixed-Income               $62,731        $69,981
       Short-Intermediate Fixed-Income         $51,705        $62,513
       Mortgage Securities                    $113,090       $179,824
       U.S. Government Money                   $69,929        $91,888
       -------------------
       *The Transfer Agent Agreement was amended February 19, 1998, to increase the annual fee from 0.12% to 0.13%.


     Custodian and Fund Accounting Agent. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Funds' assets since October, 1996, and through an agreement between Fifth Third and Accessor Funds may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of each Fund and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third is paid by the Funds an annual fee and also is reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third acts as Custodian for investors of the Funds with respect to the individual retirement accounts ("IRA Accounts"). Fifth Third also provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. Fifth Third is paid by the Funds an annual fee plus specified transactions costs per Fund for these services, and is reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.


     Independent Auditors. ____________________, Two World Financial Center, New York, New York, 10281, serves as each Fund's independent auditor and in that capacity audits the Funds' annual financial statements.


     Fund Counsel. Kirkpatrick & Lockhart LLP, 75 State Street, Boston, Massachusetts 02109.

     Money Managers. Currently, Accessor Capital invests all of the assets of the U.S. Government Money Fund. Each other Fund of Accessor Funds currently has one Money Manager investing all or part of its assets. Accessor Capital may also invest each Fund's liquidity reserves, and all or any portion of the Fund's other assets not assigned to a Money Manager.

     The Money Managers selected by Accessor Capital have no affiliation with or relationship to Accessor Funds or Accessor Capital other than as discretionary managers for each Fund's assets. In addition, some Money Managers and their affiliates may effect brokerage transactions for the Funds. See "Fund Transaction Policies--Brokerage Allocations."

     Revised Money Manager Agreements for the Growth, Value, Intermediate Fixed Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds containing the same terms and conditions as the former agreements for those portfolios, except for a change in the method of calculating the fees paid to the Money Managers, were approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreements, on May 17, 1993 and by the shareholders of those portfolios on September 1, 1993.

     The Revised Money Manager Agreement for the International Fund was approved by the Board of Directors, including all Directors who are not "interested persons" and who have no direct or indirect interest in the Money Manager Agreements, on May 17, 1993. The Money Manager Agreement for the International Fund was approved by the sole shareholder as of September 30, 1994 and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on August 25, 1998 and renewed for the forthcoming year. An Amended Agreement was approved by the Board of Directors on August 19, 1999, effective September 1, 1999.

     A new Money Manager Agreement for the Mortgage Securities Fund providing for the change of ownership of BlackRock was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on November 10, 1994, and by the shareholders of the Mortgage Securities Fund at a Special Meeting of Shareholders held on January 27, 1995, and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on February 24, 1999, and renewed for the forthcoming year.

     A new Money Manager Agreement for the Small to Mid Cap Fund in connection with a change in Money Manager to Symphony Asset Management, Inc. was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on June 15, 1995, and by the shareholders of the Small to Mid Cap Fund at a Special Meeting of Shareholders held on August 15, 1995, and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on March 23, 1998, and renewed for the forthcoming year.

     A new Money Manager Agreement for the Value Fund in connection with the proposed change of ownership of Martingale Asset Management L.P. ("Martingale") was approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on June 15, 1995, and by the shareholders of the Value Fund at a Special Meeting of Shareholders held on August 15, 1995, and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on August 25, 1998, and renewed for the forthcoming year.

     A Money Manager Agreement effective July 21, 1997, for the Growth Fund in connection with a change in Money Manager to Geewax, Terker & Company was approved by the Board of Directors at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, on June 7, 1997. The Money Manager Agreement following the initial two year period will be reviewed annually by the Board of Directors. A Money Manager Agreement for the Growth Fund was approved by the Board of Directors on September 8, 1999.

     On February 4, 2000, the Board of Directors approved a new Money Manager Agreement, effective May 1, 2000, for the Growth Fund in connection with a change in Money Manager to Chicago Equity Partners Corporation at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement. The Money Manager Agreement following the initial two year period will be reviewed annually by the Board of Directors.

     A new Money Manager Agreement for the Small to Mid Cap Fund in connection with the modification of the fee structure for the Money Manager was approved by the shareholders of the Small to Mid Cap Fund at a Special Meeting of Shareholders held on April 30, 1998. The new Money Manager Agreement was among Accessor Funds, Accessor Capital and Symphony Asset Management LLC ("Symphony LLC") and will be effective as of July 1, 1998, for a period of one year.

     The Money Manager Agreements for the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund were terminated by the Board of Directors on February 19, 1998, effective May 1, 1998. Accessor Capital invested all of the assets of the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds from May 1, 1998, through September 20, 1998. New Money Manager Agreements effective September 21, 1998, for the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds in connection with a change in Money Managers to Cypress Asset Management were approved by the Board of Directors at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreements on September 9, 1998. The Money Manager Agreement following the initial two year period will be reviewed annually by the Board of Directors.




     Listed below are the Money Managers selected by Accessor Capital to invest each Fund's assets:


[Graphic] Chicago Equity Partners  Corporation  ("Chicago Equity  Partners"),  a
     Delaware Corporation and wholly owned subsidiary of Bank of America, is the Money Manager for the Growth Portfolio. The Money Manager expects to maintain a well-diversified portfolio of stocks in the Growth Portfolio, holding market representation in all major economic sectors. Chicago Equity Partners uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies.
     These stocks tend to have strong earnings growth and trade at reasonable multiple as compared to their peers. Once the highest ranked stocks are identified, Chicago Equity Partners builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 1999, Chicago Equity Partners managed assets of approximately $9.9 billion. Until April 28, 2000, Geewax, Terker & Company ("Geewax Terker"), a Pennsylvania general partnership whose general partners are John J. Geewax and Bruce Terker, was the Money Manager for the Growth Fund.



[Graphic] Martingale Asset Management,  L.P. ("Martingale") is the Money Manager
     for the Value Fund. Martingale is a Delaware limited partnership which consists of two general partners, Martingale Asset Management Corporation ("MAMC"), a Massachusetts corporation and Commerz Asset Management USA Corporation ("CAM"), and four limited partners. CAM, a Delaware Corporation, is a wholly-owned subsidiary of Commerz International Capital Management GmbH ("CICM") headquartered in Frankfurt, Germany. Commerzbank AG ("Commerzbank") is the parent company of CICM. Arnold S. Wood and William E. Jacques each own 32.26% of MAMC and are active in the management of the firm. Martingale emphasizes diversified individual stocks which it believes will eventually produce smooth results. The portfolio created has a combination of value characteristics and growth opportunities. The portfolio does not attempt to produce returns through market timing, sector or industry selection. The firm uses a proprietary valuation process which appraises stocks based on each stock's earnings, dividends, book value, growth and risk. Industry and risk characteristics are controlled through rigorous portfolio construction. As of December 31, 1999, Martingale managed assets of approximately $ billion.


[Graphic] Symphony Asset Management, Inc. ("Symphony Inc.") is the Money Manager
     of the Small to Mid Cap Fund until July 1, 1998, when the Money Manager will become Symphony Asset Management LLC ("Symphony LLC"). Symphony Inc. is a California corporation founded in March, 1994. Symphony Inc. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Symphony Inc. is a wholly-owned subsidiary of BARRA, Inc. ("BARRA"), a California corporation, which is registered as an investment adviser with the SEC and the California Department of Corporations, and as a publicly traded corporation under Section 12(g) of the Securities Exchange Act of 1934, as amended. BARRA is one of the world's leading suppliers of analytical financial software and has pioneered many of the techniques used in systematic investment management, including active management based on so-called factor return predictions. Symphony LLC is a registered investment advisory affiliate of Symphony Inc., organized as a California limited liability company and operating under the same management, and with the same personnel, at the same address as Symphony, Inc. Symphony LLC is owned 50% by Symphony Inc., which is owned 100% by BARRA, and 50% by Maestro LLC, a California limited liability company. Maestro LLC is owned by Jeffrey L. Skelton, Neil L. Rudolph, Praveen K. Gottipalli and Michael J. Henman, each of whom hold management roles with Symphony LLC.

     Symphony Inc. is an investment management firm dedicated to exploiting information inefficiencies in global financial markets. Symphony Inc. has developed an approach to investing that combines the qualities of both systematic and traditional investment management. Symphony Inc.'s process begins with a factor-return-based valuation model identifying securities that are relatively under- or over-valued, which will be continued by Symphony LLC. Symphony Inc.'s factor model is the product of a decade of work by BARRA's active strategies group. As of December 31, 1999, Symphony Inc. managed assets of approximately $ billion and Symphony LLC managed assets of approximately $ million.

[Graphic] Nicholas-Applegate  Capital Management  ("Nicholas-Applegate")  is the
     Money Manager for the International Fund. Nicholas-Applegate is a California limited partnership and is a registered investment adviser whose sole general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Nicholas-Applegate's investment approach reflects a focus on individual security selection. Nicholas-Applegate integrates fundamental and quantitative analysis to exploit the inefficiencies within international markets. The firm's bottom-up approach drives the portfolio toward issues demonstrating positive fundamental change, evidence of sustainability and timeliness. These criteria are defined differently in each country to adjust for accounting, economic and cultural differences, and varying reporting requirements. As of December 31, 1999, Nicholas-Applegate managed assets of approximately $ billion.

[Graphic]  BlackRock  Financial  Management,  Inc.  ("BlackRock")  is the  Money
     Manager of the Mortgage Securities Fund. BlackRock is a Delaware corporation which is a wholly-owned indirect subsidiary of PNC Bank, N.A. ("PNC"). Approximately 20% of BlackRock is owned by its senior management and the remaining 80% by PNC. PNC is a commercial bank whose principal office is in Pittsburgh, PA and is wholly-owned by PNC Bank Corp., a bank holding company. BlackRock's investment strategy and decision-making process emphasize: (i) duration targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios and (iv) intense credit analysis. Funds are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads. BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 1999, of approximately $ billion.

[Graphic] Cypress Asset  Management  ("Cypress"),  a California  corporation and registered investment advisor with the SEC and the State of California, is the Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Cypress is a California corporation, owned by Mr. Xavier Urpi, President and Chief Executive Officer. The Money Manager's strategy for both the Intermediate Fixed-Income Fund and
     Short-Intermediate Fixed-Income Fund is to use sector rotation and overweight the most attractive and highest yielding sectors of the Lehman Brothers Government/Corporate Index and the Lehman Brothers 1-5 Years Government/Corporate Index, respectively. Cypress' strength and focus is on analyzing each individual security to target undervalued opportunities. Specifically, Cypress looks to add incremental return over an index while controlling duration, convexity and yield curve risk. As of December 31, 1999, Cypress managed assets of approximately $ million.


                              MONEY MANAGERS' FEES

     The Money Managers have received the following fees pursuant to their Money Manager Agreements, for the past three fiscal years ended December 31:


  Fund                                 Money Manager             1997            1998           1999
  ----                                 -------------             ----            ----           ----



  Growth/1/                            Geewax, Terker            $84,965        $244,362
                                       State Street              $72,872             N/A

  Value                                Martingale               $180,881        $367,420
  Small to Mid Cap                     Symphony                 $369,071        $758,733
  International Equity                 Nicholas-Applegate       $660,458      $1,007,245
  Intermediate Fixed-Income/2/         Cypress                       N/A          $6,298

                                       Smith Barney              $73,891         $27,434
  Short-Intermediate Fixed-Income/3/   Cypress                       N/A          $5,494
                                       Bankers Trust             $60,545         $22,094
  Mortgage Securities                  BlackRock                $188,413        $313,614
  U.S. Government Money                Accessor Capital/4/            $0              $0

----------
1 Until July 21, 1997, State Street Bank and Trust Company was the Money Manager for the Growth Fund and received fees until that date. Beginning on July 22, 1997, Geewax, Terker & Company became the Money Manager for the Growth Fund and received pro-rated fees from that date.
2 Until April 30, 1998, Smith Barney was the Money Manager for the Intermediate Fixed-Income Fund and received fees until that date. Beginning on May 1, 1998, Accessor Capital invested the assets of the Intermediate Fixed-Income Fund. No Money Manager fees were paid to Accessor Capital. Effective September 21, 1998, Cypress Asset Management was appointed as Money Manager for the Intermediate Fixed-Income Fund.
3 Until April 30, 1998, Bankers Trust was the Money Manager for the Short-Intermediate Fixed-Income Fund and received fees until that date. Beginning on May 1, 1998, Accessor Capital invested the assets of the Short-Intermediate Fixed-Income Fund. No Money Manager fees were paid to Accessor Capital. Effective September 21, 1998, Cypress Asset Management was appointed a Money Manager for the Short-Intermediate Fund.
4    Accessor Capital does not receive a Money Manager fee.


     Money Manager Fees. The fees paid to the Money Manager of a Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the individual Fund, Accessor Capital and the Money Manager. The fees are based on a percentage of the assets of the Fund and the performance of the Fund compared to a benchmark index after a specific number of complete calendar quarters of management by the Money Manager. Each Fund seeks to invest so that its investment performance equals or exceeds the total return performance of a relevant index (each a "Benchmark Index" and collectively the "Benchmark Indices"), set forth below. See Appendix A of the Prospectuses for a description of the Benchmark Indices.

     For the first five complete calendar quarters managed by a Money Manager of each Fund (except the U.S. Government Money Fund and Small to Mid Cap Fund), such Fund will pay its respective Money Manager on a monthly basis based on the average daily net assets of the Fund managed by such Money Manager, as set forth in their respective Money Manager Agreements. With the exception of the Growth Fund whose Money Manager commenced operations on May 1, 2000, the Money Managers for the Value, Small to Mid Cap, International Equity, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds have completed five calendar quarters. During the first five calendar quarters of management, the Money Manager Fee has two components, the Basic Fee and Fund Management Fee. The Money Manager for the Growth Fund, will earn the an annual fee of 0.20%, which includes a 0.10% Basic Fee and a 0.10% Fund Management Fee.


    Commencing with the sixth calendar quarter of management by a Money Manager of an operating Fund, such Fund will pay its Money Manager based on a percentage of the assets of the Fund and the performance of the Fund compared to a benchmark index pursuant to the "Money Manager Fee Schedule From A Money
Manager's Sixth Calendar Quarter Forward." The Money Manager's Fee commencing with the sixth quarter consists of two components, the "Basic Fee" and "Performance Fee," with the exception of the Small to Mid Cap Fund, which does not pay a Basic Fee to the Money Manager.



                   MONEY MANAGER FEE SCHEDULE FROM A MANAGER'S
                  SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD



                                                  Average Annualized
                                     Basic        Performance Differential                  Annualized
     Fund                            Fee          vs. The Applicable Index                  Performance Fee

     Growth Fund                      0.10%     =>2.00%                                     0.22%
     Value Fund                                 =>1.00% and Less than 2.00%                 0.20%
                                                =>0.50% and Less Than 1.00%                 0.15%
                                                =>0.00% and Less Than 0.50%                 0.10%
                                                =>-0.50% and Less Than 0.00%                0.05%
                                                Less Than -0.50%                            0.00%

     Small to Mid Cap                  N/A      =>3.00%                                     0.42%
                                                =>2.00% and Less Than 3.00%                 0.35%
                                                =>1.00% and  Less Than 2.00%                0.30%
                                                =>0.50% and  Less Than 1.00%                0.25%
                                                =>0.00% and  Less Than 0.50%                0.20%
                                                =>-0.50% and  Less Than 0.00%               0.15%
                                                =>-1.00% and Less Than -0.50%               0.10%
                                                =>-1.50% and Less Than -1.00%               0.05%
                                                Less Than -1.50%                            0.00%


     International Fund               0.20%/1/  =>4.00%                                     0.40%
                                                =>2.00% and Less Than 4.00%                 0.30%
                                                =>0.00% and Less Than 2.00%                 0.20%
                                                =>-2.00% and Less Than 0.00%                0.10%
                                                Less Than -2.00%                            0.00%


     Intermediate Fixed-Income        0.02%     =>0.70%                                     0.15%
     Fund and Short-Intermediate                >0.50% and Less Than or =0.70%              0.05% plus 1/2 (P-0.50%)/2/
     Fixed-Income Fund                          =>0.35% and Less Than or =0.50%             0.05%
                                                Less Than 0.35%                             0.00%

     Mortgage Securities Fund         0.07%     =>2.00%                                     0.18%
                                                =>0.50% and Less Than 2.00%                 0.16%
                                                =>0.25% and Less Than 0.50%                 0.12%
                                                =>-0.25% and Less Than 0.25%                0.08%
                                                =>-0.50% and Less Than -0.25%               0.04%
                                                Less Than -0.50%                            0.00%

----------
/1/ The basic fee is equal to an annual rate of 0.20% of the International Equity Fund's average daily net assets up to a maximum of $400,000 annualized.

/2/ P=Performance. Example: If Cypress outperforms the benchmark index by 0.60%, the fee would be calculated as [0.02% basic fee + 0.05% Performance Fee + {0.60%-0.50%/2}]=0.12%.

     The fee based on annualized performance will be adjusted each quarter and paid monthly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the "Benchmark Indices" set forth below, which may be changed only with the approval of the Board of Directors (shareholder approval is not required). During times Accessor Capital invests the assets of any Fund, it uses the same benchmark indices that a Money Manager would use. A description of each benchmark index is contained in Appendix A of the Prospectuses. As long as the Growth or Value or the Mortgage Securities Funds' performance either exceeds the index, or trails the index by no more than 0.50%, a Performance Fee will be paid to the applicable Money Manager. As long as Small to Mid Cap Fund's performance either exceeds the index, or trails the index by no more than 1.50%, a Performance Fee will be paid to the Money Manager. As long as the International Fund's performance either exceeds the index, or trails the index by no more than 2%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the portion of the assets of its respective Fund managed by it (the "Account"), which excludes assets held by Accessor Capital for circumstances such as redemptions or other administrative purposes.

                                BENCHMARK INDICES

     Fund                                Index

     Growth                              S&P/BARRA Growth Index
     Value                               S&P/BARRA Value Index
     Small to Mid Cap                    Wilshire 4500
     International Equity                Morgan Stanley Capital International
                                         EAFE(R)+ EMF Index/1/
     Intermediate Fixed-Income           Lehman Brothers Government/Corporate
                                         Index
     Short-Intermediate Fixed-Income     Lehman Brothers Government/Corporate
                                         1-5 Year Index
     Mortgage Securities                 Lehman Brothers Mortgage-Backed
                                         Securities Index

     1 Through the close of business on April 30, 1996, the benchmark index used for the International Fund was the Morgan Stanley Capital International EAFE(R) Index. Effective May 1, 1996, the benchmark index is the Morgan Stanley Capital International EAFE(R) + EMF Index.

     From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, a Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Accessor Capital in the same manner that the total return performance of the Fund's index is calculated, which is not the same method used for calculating the Fund's performance for advertising purposes as described under "Calculation of Fund Performance." See Appendix B to this Statement of Additional Information for a discussion of how performance fees are calculated.


     The "performance differential" is the percentage amount by which the Account's performance is greater than or less than that of the relevant index. For example, if an index has an average annual performance of 10%, an Equity Fund Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual performance fee of 0.22% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for an equity portfolio Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the Domestic Equity (except Small to Mid Cap and Bond Funds applies whenever a Money Manager's performance exceeds the index by 2.00% (3.00% for Small to Mid Cap) or more, the Money Managers for those Funds could receive a maximum Performance Fee even if the performance of the Account is negative. Also, because the maximum Performance Fee for the International Fund applies whenever a Money Manager's performance exceeds the index by 4.00% or more, the Money Manager for the International Fund could receive a maximum Performance Fee even if the performance of the Account is negative.


     In April 1972, the SEC issued Release No. 7113 under the Investment Company Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a `rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the +/-10 percentage points per year range suggested by the Release.


     Money Manager Fees - Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Beginning on September 21, 1998, the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund were managed by Cypress. In accordance with the exemptive order and interpretations of the SEC, at any time the Manager replaces a Money Manger, the Manager may negotiate a change in the fee schedule payable to the new Money Manager (including a reduction) provided there is no increase in the aggregate fee payable by the Fund. In the case of the Intermediate Fixed-Income Fund and the Short-Intermediate Fixed-Income Fund, the overall maximum fee for the first five calendar quarters payable to the former Money Managers was 0.15% (comprised of a basic fee of 0.07% and a portfolio management fee of 0.08%) and from the sixth calendar quarter forward payable to the former Money Managers was 0.25% (comprised of a basic fee of 0.07% and a maximum annual performance fee of 0.18%). Although the Manager has currently negotiated a reduction in the Money Manager fee to a maximum of 0.04% during the first five calendar quarters and 0.17% payable to the Money Manager of the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds from the sixth calendar quarter of management forward (as described below), there is a possibility of future modifications to such fee. In no event shall the maximum Money Manager fee payable by the Fund be greater than 0.25% after the sixth calendar quarter of management forward.

     Money Manager Fees - International Equity Fund. On August 19, 1999, the Board of Directors of Accessor Funds, amended the Money Manager Agreement with Nicholas-Applegate, to change the schedule of fees payable to the Money Manager, effective September 1, 1999. Prior to the change, the Money Manager received a basic fee at the annual rate of 0.20% the International Equity Fund's average daily net assets; there was no limit on the maximum amount of the basic fee.
After the change, the basic fee was limited to a maximum fee of $400,000 annually. In substance, when the International Equity Fund's assets exceed $200,000,000, the basic fee is never more than $400,000 annually.


FUND EXPENSES


     Each Fund pay all of its expenses other than those expressly assumed by Accessor Capital. Fund expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Funds' assets; (e) expenses of obtaining Fund activity reports and analyses for each Fund; (f) expenses of maintaining each Fund's tax records; (g) salaries and other compensation of any of Accessor Funds' executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners;
(h) taxes levied against the Funds; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Funds, the preparation and mailings of prospectuses and reports of the Funds to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Funds' shares for sale; (m) costs of printing stock certificates representing shares of the Funds; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by Section 17(g) of the Investment Company Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution and service fees and administration fees as described below payable with respect to Investor Class Shares, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by Accessor Funds' Multi-Class Plan (as defined below) adopted pursuant to Rule 18f-3 under the Investment Company Act and subject to review and approval by the Directors. Class-specific expenses do not include advisory or custodial fees or other expenses related to the management of a Fund's assets. The Funds are also responsible for paying a management fee to Accessor Capital. Additionally, the Funds pay a Basic Fee and Fund Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and/or Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described below. Certain expenses attributable to particular Funds are charged to those Funds, and other expenses are allocated among the Funds affected based upon their relative net assets.


     Dividends from net investment income with respect to Investor Class Shares will be lower than those paid with respect to Advisor Class Shares, reflecting the payment of administrative and/or service and/or distribution fees by the Investor Class Shares.

MULTI-CLASS STRUCTURE


     On February 19, 1998, the Board of Directors of Accessor Funds, adopted a Rule 18f-3 Plan and established two classes of shares for the Funds, the Advisor Class and the Investor Class. The initial shares of Accessor Funds were redesignated as Advisor Class Shares. The Board of Directors of Accessor Funds, including a majority of the non-interested Directors (as defined in the Investment Company Act), voted in person at the Board meeting on February 15, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act. The Directors determined that the Amended Multi-Class Plan is in the best interests of each class individually and Accessor Funds as a whole.

     Under the Amended Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     As described in the Amended Multi-Class Plan, Accessor Funds, on behalf of each Fund's Investor Class Shares, has adopted a Distribution and Service Plan and an Administrative Services Plan, each as described below. Pursuant to the appropriate plan, Accessor Funds may enter into arrangements with financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service Organizations") who may provide distribution services and shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares. Investor Class Shares are intended to be offered directly from Accessor Funds and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. Accessor Capital may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

     As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan or Administrative Services Plan for the Advisor Class Shares. Advisor Class Shares shall be offered by Accessor Funds at NAV with no distribution, shareholder or administrative service fees paid by the Advisor Class Shares of the Funds. Advisor Class Shares are offered directly from Accessor Funds and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Advisor Class Shares, pays no compensation to Service Organizations and receives none of the fees or transaction charges. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

     Distribution and Service Plan. Accessor Funds has adopted a Distribution and Service Plan (the "Distribution and Service Plan") under Rule 12b-1 ("Rule 12b-1") of the Investment Company Act with respect to the Investor Class Shares of each Fund. Under the terms of the Distribution and Service Plan, Accessor Funds is permitted, out of the assets attributable to the Investor Class Shares of each Fund (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services, including but not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares; (b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of Accessor Funds to prospective holders of Investor Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to Accessor Funds and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Accessor Funds may, from time to time, deem advisable (the "Distribution Services"). Pursuant to the Distribution and Service Plan, each Fund may also make payments to Service Organizations who provide non-distribution related services, including but not limited to: personal and/or account maintenance services. Such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares; and (v) providing such other similar services to Clients as Accessor Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

     Subject to the limitations of applicable law and regulations, including rules of NASD, the payments made directly to third parties for such distribution and service related costs or expenses, shall be up to but not exceed 0.25% of the average daily net assets of the Funds attributable to the Investor Class Shares. In the event the Distribution and Service Plan is terminated, the Investor Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

     Any Service Organization entering into an agreement with Accessor Funds under the Distribution and Service Plan may also enter into an Administrative Services Agreement with regard to its Investor Class Shares, which will not be subject to the terms of the Distribution and Service Plan.

     The Distribution and Service Plan may be terminated with respect to Accessor Funds by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of Accessor Funds. Any change in the Distribution and Service Plan that would materially increase the cost to the class of shares of Accessor Funds to which the Distribution Service Plan relates requires approval of the affected class of shareholders of Accessor Funds. The Distribution and Service Plan requires the Board to review and approve the Distribution and Service Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made. The Distribution and Service Plan may be terminated at any time upon a vote of the Qualified Directors.

     Administrative Services Plan. Accessor Funds has adopted an Administrative Services Plan whereby Accessor Funds is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Funds (the "Agreements"), the form of which has been approved by the Board of Directors of Accessor Funds (the "Board") and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Fund will pay an administrative services fee under the Administrative Services Plan at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. Provided, however, that no Fund shall directly or indirectly pay any distribution related amounts that will be allocated under Accessor Funds' Distribution and Service Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their customers who may from time to time beneficially own Investor Class Shares of Accessor Funds, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders;
(iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution;
(iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for such services; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as a Fund may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made

     The Directors believe that the Distribution and Service Plan and the Administrative Services Plan will provide benefits to Accessor Funds. The Directors believe that the multi-class structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Directors further believe that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

     The Distribution and Service Plan provides that it may not be amended to materially increase the costs which Investor Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Investor Class, and by vote of a majority of both (i) the Directors of Accessor Funds and (ii) those Directors who are not "interested persons" of Accessor Funds (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the plans and any related amendments.

     The Administrative Services Plan and Distribution and Service Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors defined above, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.

     The Distribution and Service Plan provides that expenses payable under the plan shall be accrued and paid monthly, subject to the limit that not more that 0.25% of the average daily net assets attributable to the Investor Class Shares may be used to pay distribution or service related expenses. .


                                    VALUATION


     The NAV per share of each class is calculated on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2000 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

     Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.


     The International Fund's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.

     Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

     Under certain circumstances, the per share NAV of the Investor Class Shares of the Funds may be lower than the per share NAV of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

                            FUND TRANSACTION POLICIES


     Generally, securities are purchased for the Funds (other than the U.S. Government Money Fund) for investment income and/or capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

     If a Fund changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

     Fund Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

     Brokerage Allocations. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

     Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Funds. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


     In addition, the Management Agreement and the Money Manager Agreements authorize Accessor Capital and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Funds. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or a Money Manager may select a broker or dealer that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Managers through brokerage commissions generated by transactions of the Funds, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Managers and those that primarily benefit Accessor Funds.


     As a general matter, each Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.


     In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by a Fund, direct all or a portion of a Fund's transactions to brokers who pay a portion of that Fund's expenses.


     Accessor Capital does not expect the Funds ordinarily to effect a significant portion of the Funds' total brokerage business with brokers affiliated with Accessor Capital or their Money Managers. However, a Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the Investment Company Act.

     Brokerage Commissions. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Certain services received by Accessor Capital or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.


         The Fixed-Income Funds generally do not pay brokerage commissions.


                   BROKERAGE COMMISSIONS PAID BY EQUITY FUNDS
                      FOR THE FISCAL YEAR ENDED DECEMBER 31



                            Fund        1997              1998             1999
                            ----        ----              ----             ----


         Growth                        $149,706/1/         $135,787
         Value                         $119,157/2/         $328,259/3/
         Small to Mid Cap              $239,300            $385,130
         International               $1,465,433/4/       $1,602,429/5/

1 Of this amount, $256 was paid to an affiliated broker (Smith Barney, Inc.) and $40,897 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.
2 Of this amount $118,527 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.
3 Of this amount $306,230.43 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.
4 Of this amount,$3,077 was paid to affiliated brokers (Salomon Brothers, Inc. and Smith Barney Inc.) and $14,579 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.
5 Of this amount, $16,870.57 was paid to an affiliated broker (Salomon Brothers, Inc.) and $27,122.32 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.



                         CALCULATION OF FUND PERFORMANCE

     Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     The total return of the Funds may be included in advertisements or other written material. When a Fund's total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund. Any fees charged by Service Organizations directly to their customers in connection with investments in the Funds are not reflected in the Fund's total return and such fees, if charged, will reduce the actual return received by customers on their investment.

     The Funds may advertise their performance in terms of total return, which is computed by finding the compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Funds may also include in advertisements data comparing performance with the performance of published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc. or Morningstar, Inc.) or entities or organizations which track the performance of investment companies or investment advisers and publications that monitor the performance of mutual funds (such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known unmanaged indices of market performance or other appropriate indices of investment securities or with data developed by Accessor Funds or Accessor Capital derived from such indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Fund performance may also be compared, on a relative basis, to other Funds of Accessor Funds. This relative comparison, which may be based upon historical Fund performance, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other Accessor Funds, and that combined or blended performance may be compared to the same Benchmark Indices to which individual Funds are compared. In addition, Accessor Funds may from time to time compare the expense ratio of the Funds to that of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

     In reports or other communications to investors or in advertising, the Funds may discuss relevant economic and market conditions affecting Accessor Funds. In addition, Accessor Funds, Accessor Capital and the Money Managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings including analysis of holdings by sector, industry, country or geographic region, credit quality and other characteristics. Accessor Funds may also describe the general biography, work experience and/or investment philosophy or style of the Money Managers of the Accessor Funds and may include quotations attributable to the Money Managers describing approaches taken in managing each Accessor Funds' investments, research methodology underlying stock selection or each Accessor Funds'
investment objective. The Accessor Funds may also discuss measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                   CALCULATION OF FUND PERFORMANCE INFORMATION


     Yield  and  Total  Return  Quotations.  The  Funds  (other  than  the  U.S.
Government Money Fund) compute their average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV               = ending  redeemable value of a hypothetical
                                    $1,000  payment made at the beginning of the
                                    one,  five or ten year  period at the end of
                                    the  one,   five  or  ten  year  period  (or
                                    fractional portion thereof)

         The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees.


         Each Fund's (Except U.S. Government Money Fund) average annual total returns for periods ended December 31, 1999, calculated using the above method, are set forth in the tables below:


                                  Advisor Class
      Fund                                1 Year     5 Years    Life of Fund*
      ----                                ------     -------    ------------

      Growth
      Value
      Small to Mid Cap
      International Equity
      Intermediate Fixed-Income
      Short-Intermediate Fixed-Income
      Mortgage Securities
      -------
     *Advisor Class Shares of the Funds commenced operations on the following dates, Growth - 08/24/92; Value - 08/24/92; Small to Mid-Cap - 08/24/92;
     International    -10/03/94;    Intermediate    Fixed-Income   -   06/15/92;
     Short-Intermediate Fixed-Income - 05/18/92; Mortgage Securities - 05/18/92.

                                 Investor Class

     Fund                                            1 Year       Life of Fund**
     ----                                            ------       --------------

     Growth
     Value
     Small to Mid Cap
     International
     Intermediate Fixed-Income
     Short-Intermediate Fixed-Income
     Mortgage Securities
     --------
     **Investor Class Shares of the Funds commenced operations on the following dates: Growth - 07/01/98; Value- 07/01/98; Small to Mid-Cap - 06/24/98;
     International   -   07/06/98;   Intermediate   Fixed-Income   -   07/14/98;
     Short-Intermediate Fixed-Income - 07/14/98; Mortgage Securities - 07/10/98.

     Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Fixed-Income Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[(a-b/cd+1)6-1]

Where:   a   =   dividends and interest earned during the period;
         b   =   expenses accrued for the period (net of reimbursements);
         c   =   average daily number of shares outstanding during the period that were entitled to receive dividends; and
         d   =   the maximum offering price per share on the last day of the period.


The annualized yields for the Fixed-Income Funds, calculated using the above method based on the 30 day period ended on December 31, 1999, are as follows:


                                  Advisor Class


                                   Fund               30 Day Yield

              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities

                                 Investor Class


                                   Fund               30 Day Yield

              Intermediate Fixed-Income
              Short-Intermediate Fixed-Income
              Mortgage Securities

     The U.S. Government Money Fund computes its current annualized and compound effective yields using standardized methods required by the SEC. The annualized yield for this Fund is computed by (a) determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period, but does not include realized gains and losses from the sale of securities or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the U.S. Government Money Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.


The annualized yields for the U.S. Government Money Fund as of December 31, 1999 are as follows:


                                              Advisor Class

                                                  7-day Compounded
    Annualized Yield                              Effective Yield



                           Investor Class

                                                 7-day Compounded
    Annualized Yield                              Effective Yield




     Current distribution information for the Investor Class Shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the NAV per Investor Class share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what Investor Class Shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.


                                 CODE OF ETHICS


     Accessor Funds, on behalf of the Funds, has adopted a Code of Ethics, which establishes standards by which certain covered persons of Accessor Funds must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds and Accessor Capital), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own.


                                 TAX INFORMATION

TAXATION OF THE FUNDS -- GENERAL

     Each Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company under the Code ("RIC"). That treatment relieves a Fund, but not its shareholders, from paying federal income tax on any investment company taxable income (consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that are distributed to its shareholders.

     To  qualify  for  treatment  as a  RIC,  a  Fund  must  distribute  to  its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or in two or more issuers that the Fund controls and that are engaged in similar trades or businesses.

     If any Fund failed to qualify for  treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. Each Fund intends to make sufficient distributions to avoid the Excise Tax.

TAXATION OF THE SHAREHOLDERS

     All dividends out of investment company taxable income will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional Fund shares. Distributions of net capital gain by a Fund will be taxable to its shareholders as long-term capital gains (i.e., as gain from assets held for more than one year at the time of disposition), regardless of the length of time the shareholders have held their Fund shares. The maximum tax rate on that gain for non-corporate taxpayers generally is 20%. A lower rate of 18% will apply after December 31, 2000, for assets that are held for more than five years and are acquired after that date (unless the taxpayer elects to treat an asset held on that date as having been sold for its fair market value on January 1, 2001). In the case of a non-corporate taxpayer whose ordinary income is taxed at a 15% rate, the 20% and 18% rates are reduced to 10% and 8%, respectively. A corporation's net capital gain is taxed at the same rate as its ordinary income.

     Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of that Fund, regardless of class, within 30 days before or after the disposition.

     A portion of the dividends from each Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.


     Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. This result may be magnified with respect to a Fund that pay dividends only once a year, such as the International Fund. Therefore, prior to purchasing shares of any Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.


HEDGING STRATEGIES

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     To the extent a Fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and (2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see below); (c) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (d) the transaction is described as a conversion transaction in future regulations.

     Certain futures, foreign currency contracts and non-equity options in which a Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year, other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

     Under Code section 1092, offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Fund may constitute a "straddle." Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to each Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

     When a covered call option written (sold) by a Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

     If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

FOREIGN SECURITIES AND TRANSACTIONS

     A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Each  Fund  may  elect  to  "mark  to  market"   its  stock  in  any  PFIC.
"Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

FOREIGN TAXES (INTERNATIONAL FUND ONLY)

     Dividends and interest received and gains realized by the International Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine in advance the effective rate of foreign tax to which the International Fund will be subject, because the amount of the International Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of the International Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid.
Pursuant to the election, the International Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the International Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the International Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Shareholders will not be entitled to credit or deduct their allocable portions of foreign taxes imposed on the International Fund if they have not held their shares therein for 16 days or more during the 30-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign taxes in determining their U.S. income tax liability unless the dividends paid to them by the International Fund are effectively connected with a U.S. trade or business.

FOREIGN SHAREHOLDERS

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

STATE AND LOCAL TAXES

     Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes as well. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Advisor Class Shares of the Funds may be purchased directly from the Funds with no sales charge or commission. Investors may also purchase Advisor Class Shares or Investor Class Shares of the Funds from intermediaries, such as a broker-dealer, bank or other financial institutions. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Funds. Shares of the Funds will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." All purchases must be made in U.S. dollars.

     Orders are accepted on each business day. If Accessor Capital receives a purchase order for shares of the U.S. Government Money Fund and investment monies are wired prior to 9:00 a.m. Pacific time, the shareholder will be entitled to receive that day's dividend. Neither the Funds nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the particular Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Funds. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and a Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary. The order will be priced at the NAV next computed after the order is received.


     Each Fund reserves the right to suspend the offering of shares for a period of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of a Fund. A Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Investor Class Shares are expected to be available through industry recognized service providers of fund supermarkets or similar programs ("Service Organizations") that require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares are purchased directly. Therefore, a client or customer should contract the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to a Fund in accordance with their agreements with clients or customers.


     For non-distribution related administration, subaccounting, transfer agency and/or other services, a Fund may pay Service Organizations and certain record keeping organizations with whom they have entered into agreements pursuant to the Distribution and Service Plan and/or the Administrative Services Plan. The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

     Shares may be redeemed on any business day at the NAV next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If Accessor Capital receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 9:00 a.m. Pacific time, the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion.

     The Funds may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will a Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for a Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to a Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

     Telephone Transactions. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

     For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.

     Market Timing Policy. The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and to its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar month or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to a Systematic Withdrawal Plan described in the Funds' Prospectus.

     During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


                              FINANCIAL STATEMENTS


     Accessor Funds' audited financial statements for the fiscal year ended December 31, 1999, are contained in the Annual Report to Shareholders for the fiscal year ended December 31, 1999, which is incorporated herein by this reference and, unless previously provided, will be delivered together herewith.

                                                                     APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS
Corporate Bond Ratings

Moody's Investors Service ("Moody's")

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of inter-est and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


Standard & Poor's Corporation ("S&P")

AAA
An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA
An  obligor  rated  'AA'  has  VERY  STRONG   capacity  to  meet  its  financial
commitments. It differs from the highest rated obligors only in small degree.

A
An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB
An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

B
An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC
An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC
An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

Plus (+) or minus (-):
Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R
An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D
An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.
An issuer designated N.R. is not rated.

Public Information Ratings
Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not be provided for ratings with a 'pi' subscript, nor are they subject to potential Credit Watch listings.

Note Ratings

Moody's

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality,  enjoying strong
protection  from  established  cash  flows,   superior   liquidity   support  or
demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

 [bullet] Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

 [bullet] Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                      APPENDIX B

                         CALCULATION OF PERFORMANCE FEES

     Accessor  Capital  and the Board of  Directors  have  carefully  considered
Release No. IC-7113, issued by the SEC in April 1972, which addresses the factors which must be considered by directors and investment advisers in connection with performance fees payable by investment companies. In particular, they have considered the statement that "[e]lementary fiduciary standards require that performance compensation be based only upon results obtained after [performance fee] contracts take effect." Accessor Capital and the Board of Directors believe that the Funds' performance fee arrangement is consistent with the position of the SEC articulated in Release No. IC-7113. No performance fees may be paid if the Board of Directors determines that to do so would be unfair to each Fund's shareholders.

     For purposes of calculating the performance differential versus the applicable index, the investment performance of each Fund (or Account) for any day expressed as a percentage of its net assets at the beginning of such day, is equal to the sum of: (i) the change in the net assets of each Fund (or Account) during such day and (ii) the value of the Fund's (or Account's) cash distributions accumulated to the end of such day. The return over any period is the compounded return for all days over the period, i.e., one plus the daily return multiplied together, minus one. The investment record of each index for any period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend. For purposes of determining the fee adjustment for investment performance, the net assets of a Fund (or Account) are averaged over the same period as the investment performance of the Fund (or Account) and the investment record of the applicable index are computed.

                                     PART C
                                OTHER INFORMATION


Item 23                       Exhibits


        (a)(1) Restated Articles of Incorporation of Accessor Funds, Inc., ("Registrant") August 19, 1999 are filed herein as Exhibit No.
               (a)(1).

        (a)(2) Amendment to Articles of Incorporation dated February 4, 2000 is filed herein as Exhibit No. (a)(2).

          (b) By-Laws of the Registrant, as Amended, are incorporated by reference to Exhibit No. (2) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed May 1, 1999 (File No. 33-41245).


          (c)  Not applicable.


        (d)(1) Management Agreement with Bennington Capital Management L.P.

               Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 1, 1992 (File No. 33-41245).

        (d)(2) First Amendment to Management Agreement between the Registrant and Bennington Capital Management L. P., dated May 24, 1994. Incorporated by reference to Exhibit (5)(c)(1) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).


        (d)(3) Money Manager Agreement among the Registrant on behalf of Value Fund, Bennington Capital Management L.P. and Martingale Asset Management L.P. Incorporated by reference to Exhibit A to Proxy Statement for Special Meeting of Shareholders Held August 15, 1995, and filed on July 17, 1995 (File No. 33-41245).


        (d)(4) Money Manager Agreement among the Registrant on behalf of Mortgage Securities Fund, Bennington Capital Management L.P. and BlackRock Financial Management, Inc. Incorporated by reference to Exhibit No. 1 to the Proxy Statement For Special Meeting of Shareholders Held on January 27, 1995 and filed on January 6, 1995 (File No. 33-41245).


        (d)(5) Revised Money Manager Agreement among the Registrant on behalf of Growth Fund, Bennington Capital Management and Geewax, Terker & Company effective September 8, 1999, is filed herein as Exhibit
               (d)(1).

        (d)(6) Revised Money Manager Agreement among the Registrant on behalf of International Equity Fund, Bennington Capital Management L. P. and Nicholas-Applegate Capital Management filed herein as Exhibit
               (d)(2).


        (d)(7) Money Manager Agreement among the Registrant on behalf of the Small Cap Fund, Bennington Capital Management L.P. and Symphony Asset Management, Inc. Incorporated by reference to Exhibit B to Proxy Statement For Special Meeting of Shareholder Held April 30, 1998, and filed on March 30, 1998 (File No. 33-41245).


        (d)(8) Money Manager Agreement among the Registrant on behalf of Intermediate Fixed-Income Fund, Bennington Capital Management L.P. and Cypress Asset Management is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed May 1, 1999 (File No. 33-41245).

        (d)(9) Money Manager Agreement among the Registrant on behalf of Short-Intermediate Fixed-Income Fund, Bennington Capital Management L.P. and Cypress Asset Management is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed May 1, 1999 (File No. 33-41245).

       (d)(10) Form of Money Manager Agreement among the Registrant on behalf of High Yield Bond Fund, Accessor Capital Management LP and Financial Management Advisers, Inc. is filed herein as Exhibit
               (d)(3).


          (e)  Not applicable.

          (f)  Not applicable.

        (g)(1) IRA Custodian Agreement among Registrant, Bennington and The Fifth Third Bank effective December 1, 1995. Incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A. (File No. 33-41245).

       (g)(2)  Custodian  Agreement  with Fifth  Third Bank dated  October 4,
               1996.   Incorporated   by   reference   to   Exhibit   (8)(e)  to
               Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 30, 1997 (File No. 33-41245).

        (g)(3) First Amendment to Custody Agreement with Fifth Third Bank dated November 14, 1997. Incorporated by reference to Exhibit
               (8)(f) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

        (g)(4) Second Amendment to Custody Agreement with Fifth Third Bank dated February 19, 1998. Incorporated by reference to Exhibit
               (8)(g) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).


       (h)(1)  Transfer  Agency  and   Administrative   Agreement  among  the
               Registrant and Bennington dated December 1, 1995. Incorporated by reference to Exhibit (9)(a)(3) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996 (File No. 33-41245).

        (h)(2) Amended Appendix C dated February 19, 1998, to Transfer Agency and Administrative Agreement among the Registrant and Bennington dated December 1, 1995. Incorporated by reference by Exhibit
               (h)(1)(D) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 29, 1998 (File No. 33-41245).

     (h)(3)(D) Fund Accounting and Other Services Agreement with Fifth Third Bank and Bennington Capital Management L.P. dated October 4, 1996. Incorporated by reference to Exhibit (9)(c)(4) to the Registration Statement on Form N-1A filed on April 30, 1996 (File No. 33-41245).


          (i)  Not Applicable.

          (j)  Not applicable.


          (k)  Not applicable.

          (l) Agreement related to initial capital. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on February 4, 1992 (File No. 33-41245).

        (m)(1) Distribution Plan for Investor Class Shares dated February 19, 1998. Incorporated by reference to Exhibit No. (15)(f) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

        (m)(2) Shareholder Service Plan dated February 19, 1998. Incorporated by reference to Exhibit No. (15)(g) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

       (m)(3)  Form  of  Shareholder   Service  Agreement.   Incorporated  by
               reference to Exhibit No. (15)(g)(1) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (file No. 33-41245).

          (n)  Financial Data Schedules are filed herein.


        (o)(1) Amended Rule 18f-3 Plan dated March 31, 1999 is incorporated by reference as Exhibit No. (o)(1) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed May 1, 1999 (File No. 33-41245).


       (o)(2) Administrative Services Plan. Incorporated by reference to Exhibit No. (15)(h) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).

        (o)(3) Form of Administrative Services Agreement. Incorporated by reference to Exhibit No. (15)(h)(1) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on April 29, 1998 (File No. 33-41245).


Item 24.  Persons Controlled by or Under Common Control with Registrant

Not applicable.

Item 25.  Indemnification

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VI of the Registrant's Articles of Incorporation, as amended, as filed herein. Section 2-418 of the Maryland General Corporation Law and Section 7 of the Management Agreement (incorporated by reference to Exhibit Nos. 5(a) and 5(c) of the Registration Statement on Form N-1A, filed on June 24, 1991 (File No. 33-41245) and Post-Effective Amendment No. 2 thereto, filed on September 1, 1992, respectively) (the "Management Agreement"), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

         Section 7 of the Management Agreement and Section 12 of the Money Manager Agreements filed and incorporated herein limit the liability of Accessor Capital Management L. P. ("Accessor") and the money managers, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, By-Laws, Management Agreement, Transfer Agent Agreement and Money Manager Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.  Business and Other Connections of Investment Adviser

         See  Registrant's   Prospectuses   sections  "Summary  and  "Management
Organization and Capital Structure of the Portfolios", and the Statement of Additional Information section "Management of the Fund".

Item 27.  Principal Underwriters

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

Item 28.  Location of Accounts and Records

All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

Manager, Administrator                               Custodian and
and Transfer Agent                                   Fund Accounting Agent

Accessor Capital Management L. P.                    Fifth Third Bank
1420 Fifth Avenue, Suite 3600                        38 Fountain Square Plaza
Seattle, WA 98101                                    Cincinnati, OH 45263

Money Managers                                       Custodian of IRA Accounts

See Section of the prospectuses                      The Fifth Third Bank
entitled "Management Organization                    38 Fountain Square Plaza
and Capital Structure" for names and                 Cincinnati, OH 45263
addresses

Item 29.  Management Services

                  Not applicable.

Item 30.  Undertakings

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Accessor Funds, Inc. has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington, on the 14th day of February, 2000.


                ACCESSOR FUNDS, INC.


                By:/s/J. Anthony Whatley III
                ----------------------------
                         J. Anthony Whatley III
                         President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

            Signature                 Title                              Date


/s/J. Anthony Whatley III                                             2/14/00
-------------------------                                             ------
J. Anthony Whatley III             President, Principal
                                   Executive Officer
                                   and Director


/s/George G. Cobean III                                               2/14/00
-------------------------                                             ------
George G. Cobean III               Director



/s/Geoffrey C. Cross                                                  2/14/00
-------------------------                                             ------
Geoffrey C. Cross                  Director


/s/Ravindra A. Deo                                                    2/14/00
-------------------------                                             ------
Ravindra A. Deo                    Principal Financial
                                   and Accounting Officer